Exhibit 10.54

Hosted Services Agreement

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL

VOLARIS – JANUARY 29, 2013

NAVITAIRE HOSTED SERVICES AGREEMENT

Table of Contents

1	Definitions	3
2	Scope of Services	5
3	NAVITAIRE Obligations	5
4	Customer Obligations	6
5	Term and Termination	8
6	Price and Payment	9
7	License, Title, Modifications, and Covenants	11
8	Indemnification	14
9	Confidential Information	15
10	Disclaimers and Limitations	16
11	Publicity	16
12	Relationship of the Parties	17
13	No Assignment	17
14	Force Majeure	17
15	Industry Event	17
16	Notices	18
17	Waiver	18
18	General	18
EXHIBIT A		21
HOSTED RESERVATION SERVICES - NEW SKIES®		21
1	Definitions	21
2	Scope of Services	24
3	Implementation Services	24
4	Data Circuits	30
5	Support Center Support	30
6	New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services	31
7	Customer Hardware, Software, Connectivity and Network Requirements	55
8	Service Levels and Service Level Targets	58
EXHIBIT B		66
(INTENTIONALLY OMITTED)		66
EXHIBIT C		67
NAVITAIRE CONTACTS		67
1	NAVITAIRE Support Center	67
2	NAVITAIRE Commercial Account Manager	67
3	NAVITAIRE Account Executive Sponsor	67
4	NAVITAIRE Financial Contacts	67

EXHIBIT D		68
CUSTOMER CONTACTS		68
1	Customer Emergency Contact	68
2	Customer Account Liaison	68
3	Customer Executive Sponsor	68
4	Customer Authorized Support Contact	68
5	Customer Financial/Accounts Payable Contact	69
EXHIBIT E		70
POWERED BY NAVITAIRE® MARK		70
1	Mandatory Use of the Mark	70
2	Guidelines for Using the NAVITAIRE Wired Mark	70
3	License Grants and Restrictions	71
4	No Further Conveyances	71
5	No Endorsement	71
6	Termination	71
7	The Mark	71
EXHIBIT F		72
(INTENTIONALLY OMITTED)		72
EXHIBIT G		73
HOSTED REVENUE ACCOUNTING SERVICES - SKYLEDGER®		73
1	Definitions	73
2	Scope of Services	73
3	Implementation Services	73
4	Data Circuits	77
5	Included Support	78
6	Scheduled Maintenance	79
7	Hosted Revenue Accounting Services Functionality	79
8	Customer Hardware, Software, Connectivity and Network Requirements	83
9	System Errors and System Changes	84
EXHIBIT H		88
(INTENTIONALLY OMITTED)		88
EXHIBIT I		89
EXHIBIT J		90
EXHIBIT K		91
PRICE AND PAYMENT		91
1	Fee Schedule	91
WORK ORDER TERMS AND FORM		97
1	Additional Terms	97
2	Form of Work Order	99
Appendix A		102
Change Request Form		102

Hosted Services Agreement

NAVITAIRE HOSTED SERVICES AGREEMENT

This Hosted Services Agreement (the “Agreement”) is made between Navitaire LLC, a Delaware corporation (“NAVITAIRE”) and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V. (d.b.a. Volaris) a Mexican sociedad anónima promotora de inversion de capital variable, (“Customer”), and shall be effective as of January 29, 2013 (“Effective Date”).

Recitals

A.	Accenture LLP is a global management consulting, technology services and outsourcing company.

B.	NAVITAIRE, wholly owned by Accenture LLP, is an airline technology services company, which provides various services such as hosted reservation and revenue management services to airline companies worldwide.

C.	The parties desire that NAVITAIRE provide to Customer Hosted Services (as defined in Section 1), and Customer desires to purchase such Hosted Services on the terms contained in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1	Definitions

As used herein, the following terms shall have the meanings accorded them in this Section 1. In the event of any conflict between a definition set forth in this Section 1 and in any one contained in an Exhibit to this Agreement, the definition contained within such Exhibit shall control.

1.1	Affiliate of a party means any entity, whether incorporated or not, that is controlled by, controls, or is under common control with such party. “Control” means the ability, whether directly or indirectly, to direct the affairs of another by means of ownership, contract or otherwise.

1.2	API(s) means Application Program Interface(s).

1.3	Confidential Information has the meaning set forth in Section 9.1 hereof.

1.4	Configurable Template means any of the templates comprising from time to time a part of the Hosted Services System and designed to permit Customer to configure the presentation and interfaces of the Hosted Services through the use of API(s) made available by NAVITAIRE as a part of Hosted Services for such purpose.

1.5	Contract Year means each twelve (12) month period commencing at the Target Date listed for Hosted Reservation Services in Exhibit A. If Hosted Reservation Services are not in scope of the Agreement, the Target Date in the applicable exhibit is used to determine the Contract Year.

1.6	Customer Authorized Support Contact(s) has the meaning set forth in Exhibit D.

1.7	Custom Enhancement Request means a request by Customer to modify the Hosted Services System used by NAVITAIRE to provide the Hosted Services.

1.8	Customer Account Liaison has the meaning set forth in Exhibit D.

1.9	Customer Personal Data means data which is owned or controlled by Customer, which NAVITAIRE has access to and/or otherwise processes for the purpose and during the provision of the Services, and which names or identifies a natural person including, without limitation: (a) data that is explicitly defined as a regulated category of data under data protection laws applicable to Customer; (b) non-public personal data, such as national identification number, passport number, social security number, driver’s license number; (c) health or medical information, such as insurance information, medical prognosis, diagnosis information or genetic information; (d) financial information, such as a policy number, credit card number and/or bank account number; and/or (e) sensitive personal data, such as race, religion, marital status, disability, or sexuality.

Hosted Services Agreement

1.10	Deliverables mean Materials that are originated and prepared for Customer by the Service Provider (either independently or in concert with Customer or third parties) and delivered to Customer during the course of the NPS Services under this Agreement, within the scope of a Work Order, as described in the Work Order form included in Exhibit L of this Agreement.

1.11	Emergency has the meaning set forth in Section 5 of Exhibits A and G.

1.12	Enhancement has the meaning set forth in Section 8 of Exhibit A and Section 9 of Exhibit G.

1.13	Hosted Reservation Services means the services described in Exhibit A; provided that if Hosted Reservation Services are not designated as being contracted for in Section 2, Exhibit A shall be blank or not appended and this Agreement shall not cover such type of services.

1.14	Hosted Revenue Accounting Services means the services described in Exhibit G; provided that if Hosted Revenue Accounting Services are not designated as being contracted for in Section 2, Exhibit G shall be blank or not appended and this Agreement shall not cover such type of services.

1.15	Hosted Services or Services means Hosted Reservation Services and/or Hosted Revenue Accounting Services, as designated in Section 2 of this Agreement. Hosted Services are provided by NAVITAIRE and its Affiliates.

1.16	Hosted Services System means with respect to Hosted Reservation Services and Hosted Revenue Accounting Services, the hardware and software used by NAVITAIRE to provide such Services as well as in each case any user or other documentation associated therewith (including Configurable Templates and any associated API(s)).

1.17	Implementation Services has the meaning set forth in Section 3 of Exhibits A and G.

1.18	Included Support has the meaning set forth in Section 5 of Exhibits A and G.

1.19	Initial Term has the meaning set forth in Section 5.1 hereof.

1.20	Interrupted Service means a complete system availability outage of ***** due to the following:

•	NAVITAIRE controlled primary circuit network line being down;

•	NAVITAIRE controlled server or router being down; or

•	System Error which causes the system to be completely unavailable.

1.21	Invoicing Currency means the currency that NAVITAIRE uses in preparation of monthly Customer invoices. The Invoicing Currency for this Agreement is *****

1.22	Major Release has the meaning set forth in Exhibit A, Section 8.

1.23	Mark has the meaning set forth in Section 4.11 hereof and in Exhibit E.

1.24	Materials mean work product and other materials, including without limitation, reports, documents, templates, studies, software programs in both source code and object code, specifications, business methods, tools, methodologies, processes, techniques, solution construction aids, analytical frameworks, algorithms, know-how, processes, products, documentation, abstracts and summaries thereof.

1.25	NAVITAIRE Account Manager means the NAVITAIRE Commercial Account Manager and/or other NAVITAIRE representatives as designated in Customer’s copy of the NAVITAIRE Procedures Manual, provided by the NAVITAIRE Support Center.

1.26	NAVITAIRE Property has the meaning set forth in Section 7.2 hereof.

Hosted Services Agreement

1.27	NPS means Navitaire Professional Services. , a division of Navitaire LLC that specializes in providing custom solutions to NAVITAIRE customers.

1.28	Passive/Informational Segment means a Segment on the host PNR for informational notice of flights on other airlines, which does not directly affect the host’s flight inventory.

1.29	PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, which may contain one or more passenger names, but does not necessarily contain active or inactive booked Segments.

1.30	Professional Services means the services performed for Customer by NAVITAIRE, as the Service Provider, pursuant to Exhibit L of this Agreement and a mutually agreed, written Work Order, as contemplated by the Work Order form included in Exhibit L of this Agreement.

1.31	Segment or Host Segment means a nonstop individual booked flight segment or passive/informational segment.

1.32	Service Fees means the fees payable by Customer as specified in Exhibit K.

1.33	Service Levels means targets included in Exhibit A, Section 8.

1.34	Service Provider means the entity described in the Professional Services definition.

1.35	Support Center or NAVITAIRE Support Center means the NAVITAIRE facility that accepts phone and Internet based customer support tool service requests related to Hosted Services.

1.36	Support Center Support has the meaning set forth in Section 5 of Exhibit A and G.

1.37	Support Fees means fees payable by Customer for applicable NAVITAIRE Support Center Support as specified in Exhibit K.

1.38	Target Date means the completion date for Implementation Services for each of the defined Hosted Services as outlined in Section 3 of Exhibits A and G unless the Target Date has been changed as outlined in Exhibit K. In the event that Customer utilizes the Hosted Services for live production use before the Target Date, the Target Date will be deemed to be the first date of production use of such Hosted Services. The specific Target Date for each of the Services is located in Section 3.9.1 of Exhibits A and G.

2	Scope of Services

For purposes of this Agreement, Hosted Services include (as designated by ‘X’) the following:

‘X’ or ‘N/A’	Hosted Services
X	Hosted Reservation Services (or certain types thereof), as designated in and the provision of which is governed by Exhibit A hereto.
X	Hosted Revenue Accounting Services, as designated in and the provision of which is governed by Exhibit G hereto.

In addition, the parties may further agree that NAVITAIRE will provide Professional Services pursuant to Exhibit L, if the parties agree and execute a written Work Order in a form similar to the example contained within Exhibit L.

Unless expressly identified as being hosted by NAVITAIRE in the table above, Customer shall be responsible for managing any hosted environments required to support any NAVITAIRE or third party products.

3	NAVITAIRE Obligations

NAVITAIRE shall perform the Hosted Services in accordance with this Agreement ***** NAVITAIRE may utilize subcontractors to perform its obligations under this Agreement. *****

Hosted Services Agreement

4	Customer Obligations

4.1	General Obligations. Customer shall comply with the obligations set forth herein including, but not limited to, those set forth in Exhibits A and G.

4.2	Access and Cooperation. Customer will provide NAVITAIRE with access to and use of its data, internal resources, and facilities, and shall otherwise cooperate with NAVITAIRE as reasonably required by NAVITAIRE, ***** in connection with the implementation and provision of Hosted Services. Customer gives permission to NAVITAIRE to transmit data to third parties *****.

4.3	Notice of Increased Usage and Hosted Reservation and/or Web Services Processing Capacity. Customer agrees to provide NAVITAIRE, on a confidential basis and according to a NAVITAIRE pre-defined process, at least ***** advance written notice of any marketing initiatives, acquisitions, alliances, schedule changes, or promotions that may materially increase Customer’s usage of the Hosted Reservation and/or Web Services or otherwise adversely impact the Hosted Reservation and/or Web Services System performance. Examples of this include, without limitation, free ticket/$0 fare promotions, new hub announcements, significant additional aircraft purchases, etc. For the purposes of this Section, a material increase is an increase that generates a response greater than the peak Hosted Reservation and/or Web Services Processing Capacity, comprised of Segments booked per hour and Availability Requests made per hour, as described in this Section. If Customer requires additional capacity above the peak Segments booked per hour and/or peak Availability Requests made per hour, NAVITAIRE will endeavor to provide a quote to Customer based on the requirements and scope desired, and the timeline on which such additional capacity can be made available to Customer.

NAVITAIRE’s Hosted Reservation and/or Web Services Processing Capacity for ***** is based on multiplying the Monthly Minimum Segment Guarantee by ***** and dividing the result by *****). For the purposes of illustration, if the Monthly Minimum Segment guarantee is ***** that number is multiplied by ***** and then divided by ***** The resulting ***** constitute the peak Hosted Services Processing Capacity for *****.

The Hosted Reservation and/or Web Services Processing Capacity for Availability Requests (as defined in Exhibit A, Section 1) is based on multiplying the number of looks defined in the Look to Booked Segment ratio (as provided in Exhibit K) by the monthly minimum Segment guarantee *****. For the purposes of illustration, if the Monthly Minimum Segment Guarantee is ***** the monthly minimum Segment guarantee ***** is ***** divided by *****). The resulting ***** is the monthly minimum Segment guarantee *****. If the Look to Booked Segment ratio is defined as *****, the Hosted Reservation and/or Web Services Processing Capacity for Availability Requests is calculated by taking the ***** and multiplying it by ***** The resulting ***** is the Hosted Services Processing Capacity for Availability Requests.

NAVITAIRE will not be obligated to fulfill Service Level parameters, as outlined in Exhibit A, Section 8 when Customer’s volume exceeds the peak Hosted Reservation and/or Web Services Processing Capacity for ***** and/or Availability Requests made per hour, as defined in this paragraph *****.

4.4	Notice of Additional Data Storage Requirements. During the Term of this Agreement NAVITAIRE agrees to provide Customer with completed travel historical data storage capacity equal to ***** of historical PNR level booking activity detail available in the On-Line Transaction Processing (“OLTP”) database and accessible from the Hosted System interfaces, along with an additional ***** of read-only historical PNR data available in the archive database and accessible from SkySpeed. If Customer desires additional data storage in excess of ***** available, Extended PNR Archiving may be contracted for as outlined in Exhibit K.

Hosted Services Agreement

4.5	Annual Segment Forecast Update. Customer agrees to provide NAVITAIRE each ***** with projected annual Segment volume forecast for the following year. NAVITAIRE will use Customer’s Segment forecast for business planning purposes for providing Hosted Services.

4.6	Customer Contacts. Customer initially designates the person set forth in Exhibit D, Section 2 as the Customer Account Liaison, being the primary authorized contact for account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services. Customer further initially designates the person(s) set forth in Exhibit D, Section 6 as the Customer Authorized Support Contact(s), being the authorized contact(s) to utilize the telephone support and Internet technical support system. Customer will ensure that all Customer Authorized Support Contact(s) will have received adequate training on the Hosted Services. Customer may change their designated Customer Account Liaison or Customer Authorized Support Contact(s) by written notice to NAVITAIRE.

4.7	Customer Costs. Customer will be responsible for all its own costs and expenses except for those specifically assumed by NAVITAIRE under this Agreement.

4.8	Use by Customer. Hosted Services and Confidential Information of NAVITAIRE are for the sole and exclusive use of Customer and excludes any Affiliates of Customer ***** Customer may, however, permit agents hired by Customer or Customer’s subcontractors to access the Hosted Services solely for the purpose of procuring Hosted Services for and on behalf of Customer; provided that ***** (a) Customer promptly provides NAVITAIRE with the names of each such agent; and (b) each such agent agrees to be bound by: ***** confidentiality provisions ***** Section 9, ***** hereof. Customer may not transfer any Confidential Information of NAVITAIRE, in any form whatsoever, to any other third party or allow any third party to access or use the Hosted Services or Confidential Information of NAVITAIRE without the prior written consent of NAVITAIRE. Any transfer of or access to the Hosted Services or Confidential Information of NAVITAIRE in violation of this Section shall constitute a material breach of this Agreement. For purposes of reference, Section 7 contains further terms and conditions regarding Customer’s use of the Hosted Services System.

4.9	Training. Except for any initial training provided by NAVITAIRE as described in Exhibits A and G, Customer will be responsible for training its employees and authorized agents and subcontractors in the use of Hosted Services including, but not limited to, use of any new functions or Enhancements. *****.

4.10	Telecommunications and Equipment. Unless otherwise specified in Exhibits A and G, Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s). Customer shall provide, install, and operate compatible hardware and communications equipment, which meets NAVITAIRE required specifications as listed in Exhibit A, Section 7 and Section 8 of Exhibit G, necessary for connecting to the Hosted Services System. Customer is required to have Internet access and Internet electronic mail capability in order to communicate with NAVITAIRE support. Customer agrees to order all required circuits it is responsible for within ***** of execution of this Agreement. In the event that the Target Date is greater than ***** following the Effective Date of this Agreement, Customer may order all required circuits at a later date but no less than ***** prior to the Target Date. The data circuits must be of capacity sufficient to accommodate all Hosted Services and meet any defined Service Levels. All Customer connections to the NAVITAIRE network must be a Layer 3 connection via a router or firewall. Included in the standard pricing are ***** network rack space in the NAVITAIRE data center for Customer network hardware. All Customer network devices must include rack mounting hardware and any device used for serial connections must include built-in CSU/DSUs. All Customer devices housed in the NAVITAIRE data center require console connections for remote access and maintenance (i.e., Out-of-band or Lights-out management). NAVITAIRE will provide ***** console connections to Customer in the standard pricing for this remote access and maintenance. Additional rates***** will apply if Customer requires more console connections or rack space.

Hosted Services Agreement

4.11	Acknowledgment. Customer agrees to include the Powered by NAVITAIRE® Mark (the “Mark***** under the terms and conditions set forth in Exhibit E of this Agreement. *****.

4.12	Post Implementation Upgrade Release Management. Customer agrees to use Hosted Services that are provided through the latest release of the NAVITAIRE software***** included in the Hosted Services System and available for general distribution. ***** It is the intention of NAVITAIRE to make available and provide Support Center Support in respect to the most current version, or the latest version “minus one”, of NAVITAIRE software included in the Hosted Services System, however *****, NAVITAIRE reserves the right to require Customer to utilize the then most current version. Customer will be responsible, on a time and materials basis, for all costs associated with implementing an upgrade release including, but not limited to: project management; training; technical support; system integration services; business process analysis; and any required data transformation*****. Upgrade release requests will be initiated using the standard NAVITAIRE Work Order process *****.

5	Term and Termination

5.1	Term. Unless otherwise terminated earlier under this Section 5, this Agreement shall commence on the Effective Date and continue for an Initial Term period of ten (10) years following the first day of the month immediately following the Target Date for the respective Hosted Services. This Agreement will renew automatically for ***** additional ***** renewal terms unless one party provides written notice of termination to the other party at least ***** prior to the end of the initial or any renewal term. NAVITAIRE may increase the Service Fees payable by Customer with respect to any renewal term; provided that NAVITAIRE gives Customer written notice of such increase in Service Fees at least ***** prior to the end of the then current term, but otherwise the terms hereof and the Monthly Minimum Segment Guarantees applicable for the last year of the Initial Term shall likewise apply to each renewal term.

5.2	Termination for Cause

5.2.1	This Agreement may be terminated as follows:

(a) by a party upon written notice to the other party in the event of material breach of the terms hereof by the other party which is not cured within ***** of written notice thereof;

(b) by NAVITAIRE upon written notice to Customer, if Customer fails to pay any amount due hereunder within ***** of the due date, NAVITAIRE provides written notice of such failure to Customer (which notice also constitutes the notice described in Section 6.5 hereof), and within ***** of delivery of such written notice such amount remains unpaid;

(c) by a party if the other party becomes, or is party as debtor to a proceeding in which it is alleged to be, bankrupt, insolvent or unable to pay its debts when due; or if it ceases to operate in the normal course of business, has a receiver appointed, or makes an assignment for the benefit of its creditors;

(d) by Customer upon written notice to NAVITAIRE *****(e) *****

(f) by Customer in the event*****

5.2.2	NAVITAIRE shall not be in breach ***** if its failure to perform hereunder is due to problems caused by Customer software and associated data, or by Customer hardware other than that recommended by NAVITAIRE in Exhibit A, Section 7 and Section 8 of Exhibit G herein or other equipment failures for hardware or other equipment not maintained by NAVITAIRE.

Hosted Services Agreement

5.2.3	If Customer terminates due to material breach by NAVITAIRE, NAVITAIRE will ***** upon Customer’s request, provide Customer with Customer’s data for contracted Hosted Services, which will be provided in a NAVITAIRE defined data extract format and delivered via electronic media*****.

5.2.4	If NAVITAIRE terminates due to Customer’s material breach, Customer will pay NAVITAIRE a sum comprised of: (i) *****; (ii) any reasonable attorneys’ costs that NAVITAIRE incurs as a result of Customer’s material breach and subsequent termination. NAVITAIRE will, upon Customer’s request ***** provide Customer with duplicates of Customer’s data for contracted Hosted Services, which will be provided in a NAVITAIRE defined data extract format and delivered via electronic media.

5.3	Termination for Convenience.

5.3.1	Upon the ***** anniversary of the live production use of the Hosted Reservation Services and for a period of ***** thereafter, *****:

a)	In the ***** prior to the *****.; and

b)	*****:

(i)	*****, or

(ii)	*****.

c)	For example under ***** above*****and *****.

5.4	Survival. No termination hereof shall release Customer from its obligation to pay NAVITAIRE in full for all Hosted Services performed by NAVITAIRE up to the date of termination, nor shall it affect any other obligations hereunder which expressly or by reasonable implication is intended to survive termination, including those set forth in Sections 6, 7, 8, 9, 10, and 19 hereof.

6	Price and Payment

6.1	Service Fees. In consideration for the provision of Hosted Services by NAVITAIRE as set forth in this Agreement, Customer will pay NAVITAIRE the Service Fees as set forth in Exhibit K and, as applicable, elsewhere in this Agreement.

6.2	Expenses. Customer shall bear all ***** expenses incurred by NAVITAIRE personnel in connection with travel to Customer’s site(s) to prepare for and to implement the Hosted Services or to provide training, consulting, support, or other services at Customer’s site(s)*****. Such expenses shall include, without limitation, reasonable and timely air travel (it is NAVITAIRE’s policy to have all personnel travel business class for all flights ***** ground transportation, quality lodging including high-speed internet access, and NAVITAIRE’s standard per-diems for meals and ***** incidentals. NAVITAIRE shall, whenever reasonably possible, obtain advance written approval from Customer of applicable travel expenses and Customer may select one of the following options:

a)	Customer Arranged Travel. Customer may arrange any such flight with a view to obtaining good value or for industry confirmed discounted space travel, ground transportation, and quality lodging, including high speed internet access.

b)	NAVITAIRE Arranged Travel. NAVITAIRE can obtain travel arrangements through the NAVITAIRE corporate travel agency. In this case and in recognition of volume corporate discounts provided, NAVITAIRE will bill Customer, and Customer agrees to pay, the actual cost of such expenses.

6.3

Payment Terms. All payments made under this Agreement shall be made in the Invoicing Currency either: (a) by electronic funds transfer, prepaid, to the bank account designated on the invoice; or (b) by check drawn on a United States bank and delivered to the address indicated on the invoice. Except where otherwise specifically set forth in

Hosted Services Agreement

this Agreement, all payments under this Agreement are due within ***** Service Fees as stated in Exhibit K will be invoiced in advance at the beginning of each month for the Service Fees for the monthly minimum Segment guarantees listed in the monthly recurring Service Fees for the Hosted Services to be rendered for that month. Following the actual service month, NAVITAIRE will reconcile actual Customer transactions, and invoice Customer for any remaining balance. (By way of example, NAVITAIRE will invoice Customer on ***** for the Service Fees for the monthly minimum Segment guarantees for services to be performed from ***** through ***** *****, NAVITAIRE will reconcile using Customer’s actual transaction activity for February and invoice Customer for any transaction fees exceeding the previously invoiced minimum Service Fees.) Any amounts not paid when due will bear interest at the lesser of: (a) *****; or (b) the maximum rate allowable by law. In addition to any interest charge, any payments due that are more than ***** late will be subject to an automatic ***** late fee.

6.4	Fee Adjustment

6.4.1	Service Fees. The Service Fees identified in Exhibit K are all subject to the adjustments as set out in this Section 6.4.1 (the “Adjustable Amounts”). The Adjustable Amounts shall be adjusted annually on ***** of each year ***** and each following one year anniversary thereafter (the “Adjustment Date”) to account for inflation. On the Adjustment Date, if the U.S. Bureau of Labor Statistics Employment Cost Index for Compensation/Civilian Workers/White Collar/Professional and related Occupations (Not Seasonally Adjusted) as published by the Bureau of Labor Statistics of the Department of Labor (the “ECI”), (the “Current Index”), increases from the ECI applicable twelve (12) months prior thereto (the “Base Index”), then effective as of such Adjustment Date, the Adjustable Amounts, as previously adjusted, will be increased by the percentage that the Current Index increased from the Base Index. In such event, NAVITAIRE will provide to Customer a recalculation of the Adjustable Amounts. If the U.S. Bureau of Labor Statistics stops publishing the ECI or substantially changes the content of the ECI, the parties will substitute another comparable measure published by a mutually agreeable source. The parties agree that ***** During the Initial Term as stated in Section 5.1 hereof, NAVITAIRE will not otherwise increase the Service Fees for the Hosted Services functionality specified in Exhibit A, Section 6 and Section 7 of Exhibit G or for any subsequent functionality changes that are not defined as a Major Release.

NAVITAIRE reserves the right to offer a Major Release which may include additional significant Enhancements such as API(s), Codeshare, Customer Value Rules, Recognition and Intelligent Seating Enhancement Set, GoNow, and GDS Type A/EDIFACT connectivity, at an additional charge above the fees described in Exhibit K of this Agreement. Customer has the option***** of paying such additional charges to enable such functionality or remain with current functionality and Hosted Services and fees as stated in Exhibit K. In the event that Customer accepts a significant Enhancement which will incur additional Service Fees, such fees will be communicated to Customer in advance, in writing, and upon Customer’s written acceptance, will be added to the applicable Service Fees.

6.4.2

Support Fees. The Support Fees identified in Exhibit K are all subject to the adjustments as set out in this Section 6.4.2 (the “Adjustable Amounts”). The Adjustable Amounts shall be adjusted annually on ***** of each year following the Effective Date (the “Adjustment Date”) to account for inflation. During the term, if the U.S. Bureau of Labor Statistics Employment Cost Index for Compensation/Civilian Workers/White Collar/Professional and related Occupations (Not Seasonally Adjusted) as published by the Bureau of Labor Statistics of the Department of Labor (the “ECI”), (the “Current Index”), increases from the ECI applicable ***** prior thereto (the “Base Index”), then effective as of such Adjustment Date, the Adjustable Amounts, as previously adjusted, will be

Hosted Services Agreement

increased by the percentage that the Current Index increased from the Base Index. In such event, NAVITAIRE will provide to Customer a recalculation of the Adjustable Amounts. If the U.S. Bureau of Labor Statistics stops publishing the ECI or substantially changes the content of the ECI, the Parties will substitute another comparable measure published by a mutually agreeable source. The parties agree that*****

6.4.3	Notice. NAVITAIRE shall give Customer not less than ***** prior written notice of any increase in the Service Fees or Support Fees.

6.5	Failure to Pay. If Customer fails to pay any ***** within ***** of the date due, NAVITAIRE may provide written reminder notice of such failure to Customer (this notice also constitutes the notice described in Section 5.2.1 (b) of this Agreement). If, within ***** of delivery of such written notice such sum remains unpaid, NAVITAIRE may, without breach of this Agreement, discontinue performing under this Agreement until all due but unpaid payments are received*****.

6.6	Taxes. Customer shall pay or, if NAVITAIRE so requires, reimburse NAVITAIRE for all taxes in connection with this Agreement***** ***** including, sales, use, excise, value-added, goods and services, consumption, and other similar taxes or duties ***** any payment for service, product or technology provided by NAVITAIRE be subject to withholding tax *****, Customer shall reimburse NAVITAIRE for such withholding tax. Each Party shall provide and make available to the other Party any resale, exemption, multiple points of use certificates, treaty certification and other exemption information reasonably requested by the other Party. If Customer shall pay any tax incurred in connection with this Agreement, Customer agrees to remit to NAVITAIRE within ***** of issue, tax documents which support the payment of such taxes. Customer agrees to reimburse and hold NAVITAIRE harmless from any deficiency (including penalties and interest) relating to taxes that are the responsibility of Customer under this paragraph. ***** Each party shall be responsible for taxes based on its own net income, employment taxes of its own employees, and for taxes on any property it owns or leases. For purposes of this Agreement, taxes shall include taxes incurred on transactions between and among NAVITAIRE and its Affiliates.

*****

7	License, Title, Modifications, and Covenants

7.1	License. NAVITAIRE will grant such access to Customer to the Hosted Services System as is necessary to use such System to obtain the Hosted Services in accordance with NAVITAIRE policies and procedures, and subject to Section 7.2 of this Agreement, NAVITAIRE hereby grants Customer a non-exclusive, non-transferable, worldwide license to use the Hosted Services System to the extent of the access provided during the term of this Agreement solely for the purposes of obtaining Hosted Services in accordance herewith *****.

All licenses will be transferred by remote telecommunications from NAVITAIRE’s place of business, to or through Customer’s computer, and Customer will not obtain possession of any tangible personal property, such as electronic storage media.

7.2

Title. Subject to Sections 7.1 and 7.3 of this Agreement, NAVITAIRE hereby retains all of its right, title, and interest in and to the Hosted Services System, and copyrights, patents, trademarks, service marks, design rights (whether registered or unregistered), trade secrets, know-how, expertise, and all other similar proprietary rights associated therewith (“Intellectual Property Rights”) and/or which are developed in connection with this Agreement, irrespective of whether developed by NAVITAIRE individually or by NAVITAIRE and Customer jointly (the “NAVITAIRE Property”), which shall include without limitation: (a) the source code of software included in the NAVITAIRE Property, where applicable; and (b) all modifications, extensions, upgrades, and derivative works of the NAVITAIRE Property. In confirmation of NAVITAIRE’s right, title and interest in the

Hosted Services Agreement

NAVITAIRE Property as set forth in the preceding sentence of this Section 7.2, Customer hereby assigns to NAVITAIRE all of its right, title and interest in and to the NAVITAIRE Property. *****

7.3	Modifications

7.3.1	By NAVITAIRE. Without prejudice to Section 6.4 of this Agreement or any other provision of this Agreement, NAVITAIRE may upgrade, modify and replace the Hosted Services System or any part thereof at any time during the term of this Agreement, provided that:

a)	NAVITAIRE notifies Customer at least ***** prior to implementation of any upgrades or replacements of the Hosted Services System which are likely to materially alter the delivery of Hosted Services;

b)	all upgrades and replacements which might reasonably be expected to materially alter the delivery of Hosted Services are scheduled for implementation as reasonably required by NAVITAIRE*****; and

c)	with introduction of any upgrades***** or replacements, NAVITAIRE maintains the comparable level of services.

Nothing in this Section 7.3.1: (i) releases NAVITAIRE from providing Hosted Services under the terms and conditions of this Agreement; or (ii) obligates NAVITAIRE to upgrade or replace the Hosted Services System at any time. It is the intention of NAVITAIRE to make available and provide Support Center Support in respect to the most current version, or the most recent prior release of the current version, of NAVITAIRE software included in the Hosted Services System; however, ***** NAVITAIRE reserves the right to require Customer to utilize the then most current version.

7.3.2	By Customer. Customer shall not reverse engineer, disassemble, decompile, unlock, copy, alter, modify, change, create derivatives of or in any other way reproduce or use any of the software code, programs, or components of the Hosted Services System, provided that:

a)	Customer may use the API(s) provided by NAVITAIRE from time to time for such purpose as a part of Hosted Services solely to configure the Configurable Templates for use as a part of such Services; and

b)	Without prejudice to the rights of Customer in its trademarks and services, Customer shall have no right following termination of this Agreement to use the Configurable Templates or any configurations thereof, or any API(s) or source code provided by NAVITAIRE, or any modifications, changes or derivatives thereof created, in any such case whether created by or for Customer or otherwise, all of which are hereby assigned by Customer to NAVITAIRE as contemplated by Section 7.2 hereof.

7.4	Customer Covenants. Customer hereby covenants and agrees that:

a)	the NAVITAIRE Property may be used by NAVITAIRE and its Affiliated companies to facilitate delivery of similar services to other customers; and

b)	Customer shall not access or use any API(s) embedded in the Hosted Services System except as authorized by NAVITAIRE and in connection with the Hosted Services; and

c)	without limiting the provisions set forth in Section 4.8 of this Agreement, no person other than Customer ***** (including no Affiliate of Customer, merger, acquisition, or otherwise), shall obtain access to Hosted Services or use the Hosted Services System absent a written agreement signed by NAVITAIRE; and

Hosted Services Agreement

d)	NAVITAIRE has enabled features in its Hosted Services to allow Customers and third parties to access the Hosted Services and to modify certain NAVITAIRE products and applications, using software products and applications not developed by NAVITAIRE. Should there be a failure of a software product or application not developed by NAVITAIRE, or should such software product or application cause NAVITAIRE provided Hosted Services to fail or to be adversely impacted, NAVITAIRE shall, at its sole ***** discretion, disable the offending software product or application, deny access to NAVITAIRE Hosted Services, and hold Customer liable for all damages incurred by NAVITAIRE in such circumstance. Software products and applications or modification to software products or applications not developed by NAVITAIRE that fail or cause NAVITAIRE Hosted Services to fail shall also suspend any Service Levels in this Agreement or other commitments previously agreed between the parties.

7.5	Mutual Covenants. Each party represents and warrants to the other party that as of the Effective Date of this Agreement:

a)	it has the requisite power and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement; and

b)	the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement shall not constitute a material default under any material contract by which it or any of its material assets are bound, or an event that would, with notice of lapse of time or both, constitute such a default.

7.6	Compliance With Laws

7.6.1	Notwithstanding any other provision of this Agreement to the contrary other than Section 7.6.2 below, each party will retain responsibility for its compliance with all applicable laws and regulations relating to its respective business and facilities and the provision of services to third parties. In performing their respective obligations under this Agreement, neither party will be required to undertake any activity that would violate any applicable laws or regulations.

7.6.2	Notwithstanding any other provision of this Agreement to the contrary:

a)	Each party shall retain responsibility for its compliance with all applicable export control laws and economic sanctions programs relating to its respective business, facilities, and the provision of services to third parties; and

b)	Neither Party shall be required by the terms of this Agreement to be directly or indirectly involved in the provision of goods, software, Deliverables, work, services and/or technical data that may be prohibited by applicable export control or economic sanctions programs.

Applicable export control or economic sanctions programs may include U.S. export control laws such as the Export Administration Regulations and the International Traffic in Arms Regulations, and U.S. economic sanctions programs that are or may be maintained by the U.S. Government, including sanctions currently imposed against Belarus, Burma (Myanmar), Cuba, Iran, Iraq, Ivory Coast, Liberia, North Korea, Sudan, Syria and Zimbabwe, as well as Specially Designated Nationals and Blocked Persons programs. NAVITAIRE and Customer will comply with U.S. export control and U.S. economic sanctions laws with respect to the export or re-export of U.S. origin goods, software, services and/or technical data, or the direct product thereof.

The parties understand and agree that this Agreement shall not require NAVITAIRE to provide or support services involving Cuba, Iran, Myanmar (Burma), Sudan, Syria, North Korea, Specially Designated Nationals, and/or Blocked Persons, either directly or indirectly, including through the use of subcontractors.

Hosted Services Agreement

Prior to providing NAVITAIRE with any goods, software, Deliverables, work, services and/or technical data subject to export controls controlled at a level other than EAR99/AT, Customer shall provide written notice to NAVITAIRE specifying the nature of the controls and any relevant export control classification numbers. NAVITAIRE may decline to receive goods, software, services and/or technical data subject to export controls at a level other than EAR99/AT. Customer shall take steps to ensure that where NAVITAIRE is required to provide any entity/third party with any goods, software, Deliverables, work, services and/or technical data arising from or under the performance of this Agreement, Customer shall take steps to ensure that any such provision of goods, software, Deliverables, work, services and/or technical data to such entity is not subject to restrictions or prohibitions under applicable export control or economic sanctions programs.

NAVITAIRE shall have the right, at its sole discretion, to refrain from being directly or indirectly involved in the provision of goods, software, Deliverables, work, services and/or technical data that may be prohibited by applicable export control laws or economic sanctions programs, without liability to Customer.

8	Indemnification

8.1	Rights to Indemnification. Each party shall defend the other party from any claims that any product, service, information, materials or other item provided by such party under this Agreement infringes *****; and indemnify such party for ***** in relation to such claim; provided that, however, a party shall have no defense or indemnity obligation under this Section 8.1 to the extent any such infringement results from: (a) the use of any software provided by the indemnifying party in combination, operation or use with software or hardware not provided by such indemnifying party; provided that, however, such exclusion shall not apply to the use by Customer of the Hosted Services System in connection with the hardware and software identified on the applicable Exhibit hereto; (b) the use of any Hosted Services System in a modified state which was not authorized by the indemnifying party; or (c) use of a version of the software included in the Hosted Services System without having implemented all of the updates within a reasonable period after such updates were provided by the indemnifying party and the indemnified party was advised that such update was intended to address an alleged infringement. Without limiting the foregoing indemnification obligations, if any product, service, information, material or other item of the indemnifying party is, or in the indemnifying party’s opinion is likely to be held to be, an infringing material, then the indemnifying party may, at its option: (i) procure the right to continue using it; (ii) replace it with a non-infringing equivalent; (iii) modify it to make it non-infringing*****; or (iv) if none of the foregoing can be accomplished in a commercially reasonable manner, cease using, and require the indemnified party to cease using such item, and if such cessation renders it impractical to continue the contractual relationship contemplated hereby, either party may also terminate this Agreement. The foregoing remedies constitute the indemnified party’s sole and exclusive remedies and the indemnifying party’s entire liability with respect to infringement.

8.2	Notice and Control of Action. The party seeking indemnification in respect of any actual or potential claim or demand shall notify the other party within ***** after it receives written documents relating to such claim. The indemnifying party shall have no obligation to indemnify the other party to the extent such other party fails to give the notice within the specified period set forth in the preceding sentence and such failure materially prejudices the indemnifying party. The indemnifying party shall have the right, at its sole cost, expense, and liability, to appoint counsel of its choice and to litigate, defend, settle or otherwise attempt to resolve any such claim, provided that the indemnified party shall have the right to consent to any settlement, which consent will not be unreasonably withheld.

Hosted Services Agreement

9	Confidential Information

9.1	Notification. During the term of this Agreement, either party may receive or have access to ***** technical information, as well as information about product plans and strategies, promotions, customers, ***** and related non-technical business information that the disclosing party considers to be ***** confidential and which each party agrees shall be marked as confidential at the time of disclosure, or if disclosed orally but stated to be confidential, shall be designated as confidential in a document prepared by the disclosing party that summarizes the Confidential Information disclosed and sent to the receiving party within ***** after such verbal disclosure *****; provided that the Hosted Services System shall in any event be dealt with as confidential information of NAVITAIRE (with respect to a party its “Confidential Information”). The fees payable under, and the material terms of, this Agreement are agreed to be Confidential Information of each party.

9.2	Use and Protection of Information. Confidential Information may be used by the receiving party only in furtherance of the transactions contemplated by this Agreement, and only by those employees of the receiving party and its agents or subcontractors who have a need to know such information for purposes related to this Agreement, provided that such agents or subcontractors have signed separate agreements containing substantially similar confidentiality provisions. Except as permitted in this Agreement, ***** The receiving party and its agents and subcontractors shall protect the Confidential Information of the disclosing party by using the same degree of care (but not less than a reasonable degree of care) to prevent the unauthorized use, dissemination, or publication of such Confidential Information as the receiving party uses to protect its own confidential information of a like nature and value. The receiving party’s, as well as its agents’ and subcontractors’, obligation under this Section shall be for a period of ***** after the date of disclosure or ***** from the end of the Agreement term, whichever is greater; provided that the obligation of Customer to refrain from using, and to protect the confidentiality of the Hosted Services System and Professional Services and Deliverables shall continue indefinitely.

9.3	Exclusions. Nothing in this Agreement shall prohibit or limit either party’s use of information which it can demonstrate by written evidence was: (a) previously known to it without obligation of confidence; (b) independently developed by it; (c) acquired by it from a third party which is not, to its knowledge, under an obligation of confidence with respect to such information; or (d) which is or becomes publicly available through no breach of this Agreement.

9.4	Subpoena. In the event a receiving party or its agents and subcontractors receives a subpoena or other validly issued administrative or judicial process requesting Confidential Information of the other party, the receiving party shall provide prompt notice to the other of such subpoena or other process. The receiving party, its agents and subcontractors, as the case may be, shall thereafter be entitled to comply with such process to the extent required by law. If a party or its agents and subcontractors is served with a subpoena or other validly issued administrative or judicial process in relationship to the matters contemplated hereby and arising from a proceeding in which the other party is a defendant and the served party, its agents and subcontractors, is not, such other party shall pay all the reasonable out-of-pocket expenses of the served party, its agents and subcontractors, associated with such subpoena or other administrative or judicial process.

9.5	Privacy of Information. NAVITAIRE shall protect Customer Personal Data during performance of the Services in accordance with laws to which NAVITAIRE is subject as a service provider or data processor and any specific written instructions or protocols that are agreed in writing by the parties as may be reasonably needed in order to support Customer’s compliance with laws to which it is subject.

Hosted Services Agreement

In the event that NAVITAIRE will process Customer Personal Data of EU origin (as those terms are defined by EU Data Protection Directive 95/46/EC), then NAVITAIRE and Customer shall execute the standard contractual clauses for transfers to Processors located in third countries authorized by EU Commission Decision 85/2010 (“EU Model Clauses”).

9.6	Upon termination of this Agreement, *****.

10	Disclaimers and Limitations

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT:

10.1	THE AGGREGATE LIABILITY OF NAVITAIRE UNDER OR IN CONNECTION WITH THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES TO CUSTOMER, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED THE LARGER OF ***** OR THE AGGREGATE AMOUNT PAID BY CUSTOMER FOR SERVICE FEES DURING THE ***** PRECEDING THE DATE SUCH LIABILITY IS PAID;

10.2	NAVITAIRE HEREBY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS BASED ON THE USE OR POSSESSION OF ANY PRODUCT, SERVICE OR RELATED MATERIALS PROVIDED UNDER THIS AGREEMENT BY NAVITAIRE;

10.3	NAVITAIRE INTERRUPTED SERVICE WILL NOT INCLUDE DOWNTIME DUE TO DENIAL OF SERVICE (“DOS”) ATTACKS ON CUSTOMER WEB SITES;

10.4	NEITHER PARTY SHALL BE LIABLE FOR ANY EXEMPLARY, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES OF ANY KIND, OR LOSS OR EXPENSES (INCLUDING, BUT NOT LIMITED TO, BUSINESS INTERRUPTION, LOST BUSINESS, LOST PROFITS, OR LOST SAVINGS) EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES;

10.5	WITH THE EXCEPTION OF THE PROVISION SET FORTH IN SECTION 8.1, NAVITAIRE SHALL NOT BE LIABLE FOR ANY CLAIMS OF THIRD PARTIES RELATING TO THIS AGREEMENT AND TO THE PROVISION OF HOSTED SERVICES, AND CUSTOMER SHALL DEFEND NAVITAIRE FROM, AND INDEMNIFY AND HOLD NAVITAIRE HARMLESS AGAINST, ALL SUCH CLAIMS;

10.6	EACH PARTY HAS A DUTY ***** TO MITIGATE THE DAMAGES THAT WOULD OTHERWISE BE RECOVERABLE FROM THE OTHER PARTY PURSUANT TO THIS AGREEMENT, BY TAKING APPROPRIATE AND COMMERCIALLY REASONABLE ACTIONS TO REDUCE OR LIMIT THE AMOUNT OF SUCH DAMAGES OR AMOUNTS; AND

10.7	***** *****.

THE FOREGOING STATES THE ENTIRE LIABILITY OF NAVITAIRE WITH REGARD TO THIS AGREEMENT AND THE PROVISION OF HOSTED SERVICES HEREUNDER. THE LIMITATIONS OF LIABILITY CONTAINED IN THIS SECTION 10 ARE A FUNDAMENTAL PART OF THE BASIS OF NAVITAIRE’S BARGAIN HEREUNDER, AND NAVITAIRE WOULD NOT ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATIONS.

11	Publicity

All advertising, press releases, public announcements and public disclosures by either party relating to this Agreement which includes: (i) the other party’s name, trade names, trademarks, logos, service marks or trade dress (collectively, “Name”); or (ii) language from which the connection of such Name may be inferred or implied, will be coordinated with and subject to approval by both parties prior to release; provided, however, that (iii) either party may indicate to

Hosted Services Agreement

third parties that NAVITAIRE is providing services to Customer, including NAVITAIRE’s right to use Customer’s Name within an airline “tailfin” shape for that purpose; and (iv) NAVITAIRE may use Customer as a reference.

12	Relationship of the Parties

The relationship of the parties under this Agreement is and at all times shall remain that of independent contractors. Nothing in this Agreement or the attached Exhibits shall be construed to create a joint venture, partnership, franchise, employment or agency relationship between the parties to this Agreement, and accordingly, neither party shall represent itself as having, nor does either party have, the right, power, or authority to bind or otherwise create any obligation or duty, express or implied, on behalf of the other party in any manner whatsoever. *****

13	No Assignment

Neither party to this Agreement shall have the right to assign this Agreement or any right or obligation hereunder, whether by operation of law or otherwise, without the prior written consent of the other party*****, provided that NAVITAIRE may assign or delegate obligations ***** to: (i) any of its Affiliates; and/or (ii) to any entity that acquires all or substantially all of the assets of NAVITAIRE or to successor in a merger or acquisition of NAVITAIRE *****.

14	Force Majeure

14.1	Each Party will be excused from performance under this Agreement (other than obligations to make payments that have become due and payable pursuant to this Agreement *****) for any period and to the extent that it is prevented from performing any obligations pursuant to this Agreement, in whole or in part, as a result of a Force Majeure Event. If either Party is prevented from, or delayed in performing any of its obligations under this Agreement by a Force Majeure Event, it will promptly notify the other Party by telephone (to be confirmed in writing within five days of the inception of the delay) of the occurrence of a Force Majeure Event and describe, in reasonable detail, the circumstances constituting the Force Majeure Event and of the obligations, the performance of which are thereby delayed or prevented. Such Party will continue to use commercially reasonable efforts to recommence performance whenever and whatever extent possible without delay.

14.2	A “Force Majeure Event” will mean the occurrence of an event or circumstance beyond the reasonable control of a Party, and will include, without limitation; (i) explosions, fires, flood, earthquakes, catastrophic weather conditions, diseases, or elements of nature or acts of God; (ii) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (iii) acts of national, prefectural, local or foreign governmental authorities or courts, national or state of emergencies, or changes in laws; (iv) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (v) failures or fluctuations in electrical power or telecommunications service or equipment, expropriation, condemnation of facilities or destruction, in whole or part, of the equipment or property necessary to perform the Services; and (vi) delays or failures caused by the other Party or the other Party’s performance or third party nonperformance (except that a Party will not be excused for delays or failures caused by such Party’s ***** subcontractors or agents unless the event or circumstance is a Force Majeure Event as to such ***** subcontractor or agent).

14.3	In case such Force Majeure Event *****.

14.4	If the Force Majeure Event continues for a period of *****, *****.

15	Industry Event

In the event of *****Factors to be considered include but are not limited to the following*****

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16	Notices

All notices and communications that are permitted or required under this Agreement shall be in writing and shall be sent to the address of the parties as set forth immediately below, or such other address as the representative of each party may designate by notice given in accordance with this Section. Any such notice may be delivered by hand, by overnight courier or by facsimile transmission, and shall be deemed to have been delivered upon receipt.

As of the date of this Agreement, the addresses of the parties are as follows:

	VOLARIS	NAVITAIRE

Attention:	*****	*****

Address:	*****	*****

Telephone:	*****	*****

Fax:	*****	*****

17	Waiver

Neither party’s failure to exercise any of its rights under this Agreement shall constitute or be deemed to constitute a waiver or forfeiture of such rights.

18	General

18.1	Entire Agreement, Amendments, and Work Orders. This Agreement and its Exhibits constitute the entire agreement between NAVITAIRE and Customer, and supersede any prior or contemporaneous communications, representations, or agreements between the parties, whether oral or written, regarding the subject matter of this Agreement. The terms and conditions of this Agreement may not be changed except by an amendment signed by an authorized representative of each party. Professional Services and Deliverables will be requested in a Work Order, in a form similar to the example attached as Exhibit L, and shall be executed by an authorized representative of Customer and Service Provider.

18.2	Headings and Counterparts. The headings in this Agreement are for the convenience of the parties only and are in no way intended to define or limit the scope or interpretation of the Agreement or any provision hereof. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original, but all of which together will constitute one agreement binding on the parties, notwithstanding that both parties are not signatories to the original or the same counterpart.

18.3	Applicable Law and Jurisdiction. This Agreement is made under and shall be construed in accordance with the laws of the State of New York without giving effect to that jurisdiction’s choice of law rules. For the sole and exclusive purpose of seeking injunctive relief in accordance with Section 18.5 below, both parties hereby consent and submit to the sole and exclusive jurisdiction of the federal courts of the Southern District of New York, in all questions and controversies arising out of this Agreement, and agree that such court is the most appropriate and convenient court to settle any dispute, and accordingly waive the right to argue to the contrary.

18.4	Severability. If any term or provision of this Agreement is held to be illegal or unenforceable, the validity or enforceability of the remainder of this Agreement shall not be affected.

18.5	Dispute Resolution. Any dispute between the parties with respect to interpretation of any provision of this Agreement or with respect to performance by NAVITAIRE or Customer shall be resolved as specified in this Section 18.5.

18.5.1	Upon the request of either party, each party will appoint a designated representative whose task it will be to meet for the purpose of endeavoring to

Hosted Services Agreement

resolve such dispute. The designated representatives shall discuss the problem and negotiate in good faith in an effort to resolve the dispute without the necessity of any formal proceeding. *****.

18.5.2	If the designated representatives do not resolve the dispute within ***** after the request to appoint a designated representative is delivered to a party, then the dispute shall escalate to the Vice President, Customer Operations of NAVITAIRE and the Chief Commercial Officer of Customer, for their review and resolution within the next *****. During such time, the amount subject to dispute shall be placed in a mutually agreed escrow account and held there pending resolution of the dispute. All other applicable fees not affected by the dispute are due as specified within this Agreement.

18.5.3	If the dispute is not resolved by the parties under Section 18.5.1 or 18.5.2 hereof, the parties may initiate formal proceedings. With the sole exception of an action seeking only injunctive relief for a breach hereof *****, any controversy or claim arising out of or relating to this Agreement, or the making, performance or interpretation thereof, including without limitation alleged fraudulent inducement thereof, ***** be settled ***** *****, New York by one arbitrator in accordance with the Rules of Commercial Arbitration of the American Arbitration Association. Judgment upon any arbitration award may be entered in any court having jurisdiction thereof. *****.

18.5.4	The parties hereby agree that if any dispute or controversy proceeds to arbitration, the arbitrator appointed pursuant to Section 18.5 shall award the prevailing party its costs, including reasonable attorneys’ fees and costs, to the degree of such prevailing party’s success.

18.5.5	The parties agree to continue performing their respective obligations under this Agreement while the dispute is being resolved; provided, however, if the dispute is regarding nonpayment by Customer, NAVITAIRE shall not be required to continue performance of its obligations: (a) unless Customer continues to pay all disputed amounts to NAVITAIRE or to an escrow account structured by agreement of the parties; or (b) if the continuing provision of services to Customer in the absence of receipt by NAVITAIRE of the disputed payment poses a material financial burden on NAVITAIRE.

18.6	Third Party Procurement. NAVITAIRE has a number of relationships with third party vendors for products and services made available to users of the NAVITAIRE suite. NAVITAIRE utilizes these third party vendors in order to provide a comprehensive offering for the benefit of the customer base. In some cases, NAVITAIRE may receive compensation from these third party vendors.

18.7	Exhibits. The Exhibits attached and listed below are part of this Agreement:

•	Exhibit A: Hosted Reservation Services - New Skies®

•	Exhibit B: (INTENTIONALLY OMITTED)

•	Exhibit C: NAVITAIRE Contacts

•	Exhibit D: Customer Contacts

•	Exhibit E: Powered by NAVITAIRE® Mark

•	Exhibit F: (INTENTIONALLY OMITTED)

•	Exhibit G: Hosted Revenue Accounting Services - SkyLedger®

•	Exhibit H: (INTENTIONALLY OMITTED)

•	Exhibit I: (INTENTIONALLY OMITTED)

Hosted Services Agreement

•	Exhibit J: (INTENTIONALLY OMITTED)

•	Exhibit K: Price and Payment

•	Exhibit L: Work Order Terms and Form

IN WITNESS WHEREOF, NAVITAIRE and Customer, each acting with proper authority, have caused this Agreement to be executed as of the date set forth below.

Signed for and on behalf of:		Signed for and on behalf of:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d.b.a. VOLARIS)		Navitaire, LLC

Signature:	/s/ Holger Blankenstein	Signature:	/s/ John Dabkowski

Printed Name:	Holger Blankenstein	Printed Name:	John Dabkowski

Title:	Director Comercial CCO	Title:	Chief Executive Officer

Date:		Date:

Signature:	/s/ Fernando Suarez

Printed Name:	Fernando Suarez

Title:	Chief Financial Officer

Date:

Hosted Services Agreement

EXHIBIT A

HOSTED RESERVATION SERVICES – NEW SKIES®

Conflict and Exhaustion of Provisions

In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Hosted Services Agreement (the “Agreement”), the definition set forth in this Exhibit shall control.

1.1	Ancillary Component means a product or service other than Customer-originating flights sold by Customer using the Hosted Reservation Services. Examples include: an insurance policy purchase, a car hire/rental, a hotel reservation/purchase, an add-on activity such as a 1-hour helicopter tour, souvenir t-shirt, etc. For clarification purposes, Ancillary Components (i) are usually non-flight products or services but can also include flights not provided by Customer, but sold through the Travel Commerce functionality; and (ii) exclude any Segment under this Agreement.

1.2	Authorization Services has the meaning set forth in Section 7.4.1 hereof.

1.3	Availability Request means a request for a fare and/or inventory and/or Ancillary Component across *****. Availability Requests are further defined as:

a)	Standard Availability Calls are single or multi-day searches for fares, inventory or ancillary components (e.g. *****) and are calculated as ***** Journey or Ancillary Component *****, across *****. For purposes of illustration, a request for flights from ***** would be ***** whereas a request for flights from *****, 2012 would be *****.

A round trip or multi-city search using a Standard Availability Call requesting flights are computed as ***** for each *****, for each *****. For purposes of illustration, ***** request for a ***** is calculated as *****. For additional purposes of illustration, *****is calculated as *****

Technical call types that are defined as Standard Availability Calls are GetAvailability, GetTripAvailability, GetUpgradeAvailability, or similarly functioned future calls.

b)	Low Fare Availability Calls are utilized in the Low Fare Finder tool and are further defined as either Unloaded or Loaded:

Unloaded Low Fare Availability Calls are calculated as ***** for each set of *****. For purposes of illustration, where the Low Fare Finder is configured to return ***** on either side of the requested booking date, for each outbound ***** and/or return ***** the unloaded low fare search in all cases is ***** for each requested *****, regardless of the *****. For additional clarification, *****is calculated as *****.

Exhibit A - 21

Hosted Services Agreement

Unloaded Low Fare Availability Calls, when utilized in a *****, will be calculated as ***** for each requested ***** of low fare searches. For purposes of illustration, *****is calculated as *****

Loaded Low Fare Availability Calls are calculated as ***** for each ***** across *****. For purposes of illustration, where the Low Fare Finder is configured to return ***** on either side of the requested booking date, for each outbound ***** or return *****, the Loaded Low Fare Availability Calls are calculated as *****for the requested booking date and *****on either side of the requested booking date*****. For additional clarification, *****is calculated as *****

Loaded Low Fare Availability Calls, when utilized in a *****, will be calculated as ***** for each requested day of low fare searches

Technical call types that are defined as Low Fare Availability Calls are GetLowFareAvailability, GetLowFareTripAvailability, or similarly-functioned future calls.

1.4	Change Assistance List (CAL) is a list of passenger changes that occurred since the initial PAL or previous CAL was generated.

1.5	Change Control has the meaning set forth in Section 8.7.1 hereof.

1.6	Codeshare, Marketing or Codeshare Marketing Carrier means when Customer markets and sells a flight under its own host airline code and the flight is operated by another airline. A codeshare marketing partner is an airline participating in a codeshare as the Codeshare Marketing Carrier.

1.7	Codeshare, Operating or Codeshare Operating Carrier means when another airline markets and sells a flight under its own host airline code and the flight is operated by Customer. A codeshare operating partner is an airline participating in a codeshare as the Codeshare Operating Carrier.

1.8	Codeshare PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing one or more passenger names and booked Segments which contains at least one Segment booked via NAVITAIRE’s free-sale codeshare functionality.

1.9	Common Use Airport means an airport whose technology infrastructure including network, hardware, and software is managed by a third party company or organization. Typically common use providers manage a large number of airport infrastructures with a common platform and protocol. SITA CUTE and ARINC MUSE are examples of the larger common use platforms.

1.10	Confirmed Status means when a reservation has been: (a) systematically acknowledged and accepted in the Hosted Reservation System by issuing a record locator or PNR number; and (b) the PNR has achieved a confirmed state in the Hosted Reservation System via either: (i) application of full or partial payment to the PNR; or (ii) application of an alternative mechanism such that payment for the PNR has been otherwise fulfilled.

1.11	Content Provider means a provider of Ancillary Components sold in a Super PNR or Non-Flight Related Fee Record.

1.12	CRS/GDS/ARS PNR means a Passenger Name Record, being an individual electronic record with a unique record locator number, containing one or more passenger names and booked Segments which contains at least one Segment booked via a CRS/GDS/ARS using Type B/Teletype Connectivity, or via a CRS/GDS using Type A/EDIFACT Booking Connectivity, or via Web Services/API Connectivity. A CRS/GDS/ARS source is based on unique user code and user type.

1.13	Electronic Ticket (E-Ticket) means the document stored in electronic form, used in lieu of a paper document to be exchanged for the use of transportation and/or related services involving a single carrier.

Exhibit A - 22

Hosted Services Agreement

1.14	Electronic Ticketing (E-Ticketing) means the method used to document in electronic form, the sale of transportation and/or related services for a single carrier in lieu of the issuance of a paper document.

1.15	Electronic Ticketing Interchange and Database Provider means the third party provider that Customer has contracted with to process, exchange and store Customer E-Ticket records.

1.16	Electronic Ticketing Services Agreement (ETSA) means the agreement Customer enters into with the Electronic Ticketing Interchange and Database Provider for Electronic Ticketing services.

1.17	Executive Review Meeting means a formal meeting attended by Customer, NAVITAIRE and any related third party required, in response to non-compliance to the specified service level measures.

1.18	Executive Sponsors has the meanings set forth in Exhibits C and D.

1.19	Incident (INC) means a Customer reported Hosted Services trouble report and description logged and submitted through the INC schema in NAVITAIRE’s Internet based customer support tool (Remedy).

1.20	Interline Electronic Ticket (Interline E-Ticket) means the document stored in electronic form, used in lieu of a paper document, to be exchanged for the use of transportation and/or related services involving more than one carrier.

1.21	Interrupted Service Minutes means, with respect to a given Reporting Period, the total number of minutes during which Hosted Reservation Services is unavailable due to Interrupted Service, excluding Planned Downtime Minutes. This time is tracked by the minute, rounded up to the nearest minute per incident.

1.22	Interrupted Service Report has the meaning set forth in Section 8.6.2 hereof.

1.23	Journey means the true origination and destination city pair in a one way request. For example, Flight 100 originates in LAX with a stop in SLC on the way to BOS, where it connects to Flight 200 departing from BOS and arriving in JFK. A request for LAX-JFK on *****, which happens to include both Flight 100 and Flight 200 as the connecting pair, would be one Journey.

1.24	Look to Booked Segment Ratio means the numeric result of the number of Availability Requests divided by the number of booked Segments where the Segment resides in a PNR that has reached a Confirmed Status.

1.25	Load Factor means the ratio between the number of Loaded to Unloaded Low Fare Availability Calls based on the Low Fare Finder configured parameters. For purposes of illustration, if the Low Fare Finder is configured to return ***** on either side of the requested booking date, in a round trip search the resulting calls would be *****and*****. The Load Factor is determined by dividing the Loaded Low Fare Availability Calls by the Unloaded Low Fare Availability Calls, with the result in this scenario *****).

1.26	Look to Booked Segment Ratio for CRS/GDS/ARS Type A/EDIFACT Bookings means the numeric result of the number of PAOREQ Availability Requests divided by the number of CRS/GDS/ARS Type A/EDIFACT booked Segments where the Segment resides in a PNR that has reached a Confirmed Status.

1.27	Maximum Availability Requests Allowed means the numeric result of multiplying the Monthly Minimum Segment Guarantee by the Look to Booked Segment Ratio.

1.28	Minimum System Availability Target has the meaning set forth in Section 8.2.1 hereof.

1.29	Monthly Performance Report has the meaning set forth in Section 8.6.2 hereof.

Exhibit A - 23

Hosted Services Agreement

1.30	MQSeries is a popular system for messaging across multiple platforms including Microsoft Windows, Linux, IBM mainframe and midrange, UNIX, and others. It allows independent applications on distributed systems to communicate with each other.

1.31	Negotiated Allotment or NegoAllotment means allocation of a Customer’s seats to tour operators, cruise lines, or other non-affiliate third party entity through negotiated contracts.

1.32	Non-Flight Related Fee Record means any data record materially referring to an Ancillary Component that is stored along with its corresponding fee in a PNR rather than as an Ancillary Component.

1.33	Passenger Assistance List (PAL) is a list of Passengers with Reduced Mobility (PRM) for a particular flight and board point.

1.34	Passengers with Reduced Mobility (PRM) describes functionality arising out of industry standards issued by IATA in respect of rights of disabled persons and persons with reduced mobility traveling by air within the European Community.

1.35	Planned Downtime has the meaning set forth in Section 8.2.1(b) hereof.

1.36	Planned Downtime Minutes means, with respect to a given Reporting Period, the total number of minutes in a Reporting Period during which Hosted Reservation Services are unavailable due to: (a) an act or omission of Customer with respect to matters described in Section 7.1 of this Exhibit; (b) an event of Force Majeure; or (c) a planned, scheduled, and approved event including Hosted Services System maintenance during which a particular service, upgrade or Hosted Services System routine requires Planned Downtime as defined in Section 8.2.1(b) hereof. Customer may request the event be rescheduled, providing there is reasonable cause for such a delay. This notification must be made to NAVITAIRE at least ***** in advance of the scheduled event. Planned Downtime Minutes will be tracked by the minute, rounded up to the nearest minute per incident.

1.37	Reporting Period will be a calendar month. The NAVITAIRE Account Manager will measure monthly calculations simultaneous to account reviews.

1.38	Reporting Period Minutes means, with respect to a given Reporting Period, the total number of minutes during such Reporting Period.

1.39	Stabilization Period has the meaning set forth in Section 8.7.5 hereof.

1.40	Strategic Business Review has the meaning set forth in Section 3.5 hereof.

1.41	Super PNR means a passenger name record that includes one or more Ancillary Components. For the avoidance of doubt, a Super PNR includes any Ancillary Component regardless of booking source.

1.42	Utilized Availability Requests Allowed means the numeric total result of the count of executed Standard Availability Calls and Low Fare Availability Calls.

2	Scope of Services

NAVITAIRE will provide certain services and support functions during the term of this Agreement related to the Hosted Reservation Services and related applicable products. Of the available Hosted Reservation Services, Customer has selected the products and/or services outlined in Exhibit K.

3	Implementation Services

3.1

Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Reservation Services to Customer. Unless otherwise specified, this service does not include communication circuits, wireless data services, or any remote communication

Exhibit A - 24

Hosted Services Agreement

devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of Customer and must meet the minimum specifications as required by NAVITAIRE.

3.2	Virtual Private Network (VPN) Connectivity. If Customer desires to use a virtual private network (VPN) for connectivity to Hosted Reservation Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and the additional costs that will apply *****

3.3	Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements, for client portion of application as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4	System Integration Services. During the implementation of Hosted Reservation Services and before production use of such services, NAVITAIRE will assist in the assessment of the compatibility of third party hardware and software with the Hosted Services System. Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. For future integration services, NAVITAIRE will, upon request, provide an estimate; however, any services will be provided on a time and materials basis *****

3.5	Strategic Business Review. NAVITAIRE will conduct a Strategic Business Review to gather information on Customer’s desired use of the Hosted Reservation Services and outline functional capabilities of the Hosted Services System. During the Strategic Business Review, NAVITAIRE will work with Customer to create a project plan and project schedule, including NAVITAIRE and Customer responsibilities, used to determine the Target Date.

3.6	Customer Site Installation Services. NAVITAIRE will assist Customer with the installation and testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. Customer shall be responsible for the cost of troubleshooting or connecting Customer’s internal network. Additional technical support for on-site assistance after the initial conversion to production use of the Hosted Reservation Services shall be quoted on a project basis at the request of Customer using the rates as outlined in Exhibit K.

3.7	Initial Training Services. NAVITAIRE will supply the following training and Customer agrees to participate in such training for the Hosted Reservation Services:

3.7.1	Core Reservation System Training: Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE office located in Salt Lake City, Utah or up to ***** Customer employees at the NAVITAIRE office located in *****. An additional ***** training will be required if GDS, Codeshare, and/or Interline functionality is implemented. If the training is not held at a NAVITAIRE facility, NAVITAIRE requires that ***** trainers be on-site at the alternate location and additional fees will apply. Also, if training is not held at a NAVITAIRE facility, Customer will be responsible for trainer transportation, quality lodging including high-speed internet access, additional costs for trainer’s time away from their home office, NAVITAIRE standard per-diems for meals and incidentals, and for meeting the NAVITAIRE requirements for a stable training technical environment. . All training will be conducted in English. Topics will include use of SkySpeed, Airport Check-in, Irregular Operations, Flight Scheduling and Fare Maintenance, and Reservations and Supervisory Features. Customer must complete basic computer familiarization and Windows training for all trainees before the initial training.

Exhibit A - 25

Hosted Services Agreement

3.7.2	SkySales Training: Up to ***** which may be attended by up to ***** of Customer’s technical employees at the NAVITAIRE offices in Salt Lake City, Utah. The course includes time for hands-on development.

Please note that the SkySales Training has been designed with the assumption that the developer(s) performing the carrier customization has a base level understanding of the Microsoft ASP.NET technology and knowledge of C# (C-sharp), XML, XSLT, HTML, and CSS. If additional assistance is required for this base understanding or additional development support after the course, the NAVITAIRE Professional Services organization can be engaged via a work order.

3.7.3	Data Store Products Training (if applicable): Up to ***** of technical training which may be attended by up to ***** Customer technical employees at Customer’s location. The course covers the data model, performance tuning, use of the Data Warehouse, replication, and how to avoid impacting the replication process. Classroom requirements for the on-site Data Store training are located in the Data Store course syllabus.

3.7.4	Intelligent Seating Training (if applicable): Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

3.7.5	GoNow Agent (if applicable): Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

3.7.6	Travel Commerce Training (if applicable): Up to a maximum of ***** which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah.

3.7.7	Loyalty Training (if applicable): Up to a maximum of ***** days which may be attended by up to ***** Customer employees at the NAVITAIRE offices located in Salt Lake City, Utah or.

3.7.8	Launch Support: *****, up to ***** with up to ***** NAVITAIRE employees on-site with Customer, during cutover to the production Hosted Reservation Services.

3.7.9	Manuals: Customer will be provided an electronic copy of the user reference manuals in Adobe Acrobat (PDF) format for download via the NAVITAIRE Customer care web site or by CD. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

3.7.10	Customer’s Travel Costs: Customer’s travel and lodging costs for training at a NAVITAIRE facility will be paid by Customer.

3.8	Project Reporting. During the course of Implementation Services, the NAVITAIRE Project Manager will provide Customer with: (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

a)	Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer on a weekly basis during the provision of Implementation Services. This report will include updated status on the implementation process and an updated project plan. A list of the following week’s tasks and goals will be included in the report.

b)	Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan

Exhibit A - 26

Hosted Services Agreement

Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, the responsible party, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority:

•

Priority 1 - Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

•	Priority 2 - High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 - Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•

Priority 4 - Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE’s Internet based customer support tool.

•	Priority 5 - Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

c)	Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	During the course of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date as requested by Customer for completion of applicable portions of the Implementation Services. The Target Date for completion of the Implementation Services is no later than ***** NAVITAIRE and Customer will detail dates and dependencies of the project plan, as summarized in the table in Section 3.9.2 below, in order to confirm the Target Date achievability.

3.9.2	Upon receipt of the Implementation Fees due at signing, NAVITAIRE agrees to work with Customer, to plan, coordinate, and to make progress toward completion of the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services.

The following table outlines the key milestone activities that will be discussed during the Strategic Business Review:

		Primary Responsibility		Duration to
Key Milestones & Supporting Tasks		NAVITAIRE	Customer	Complete	Milestone Dependency
0	Agreement Signature and Project Start Date	✓	✓	*****	Agreement Signed*
1	Account Setup Complete			*****	Milestone 0
	Current version of software loaded	✓
	Equipment ordered, received and setup	✓
	Final version of software loaded	✓

Exhibit A - 27

Hosted Services Agreement

		Primary Responsibility		Duration to
Key Milestones & Supporting Tasks		NAVITAIRE	Customer	Complete	Milestone Dependency
2	New Skies Training			*****	Milestone 1
	New Skies core training complete		✓
	SkySales training		✓
	Other training, as mutually agreed		✓
3	Third Party Development			*****	Milestone 2
	Website development		✓
	API development		✓
4	User Acceptance Testing			*****	Milestones 2, 3 and 5
	UAT plan and cases outlining business critical functionality completed & forwarded to NAVITAIRE		✓
	Confirm business critical functionality available in New Skies release	✓
	Data validation of converted data		✓
	Approved functionality is working as documented		✓
5	Third Party Certification			*****	Milestone 3
	SkyPay certification complete	✓	✓
	Website certification complete		✓
	API certification complete		✓
6	Operational Readiness			*****	Milestone 4
	All code changes required for go-live in production account	✓
	Final skins are published to website, if self-hosted		✓
7	Dry Run			*****	Milestone 5
	Pull data from production		✓
	Convert data		✓
	Perform data integrity check		✓
	Move data to production environment	✓
	Simulate go-live activities	✓	✓
8	Go-Live Readiness Review			*****	Milestone 7
	Confirm go-live date with all necessary teams	✓	✓
9	Go-Live			*****	Milestone 8
	Pull data from production		✓
	Convert data		✓
	Perform data integrity check		✓
	Move data to production environment	✓
	Perform go-live activities	✓
	Approve go-live		✓

*	Implementation services will not be scheduled until this Agreement is fully-executed and any implementation fees due and payable by Customer as outlined in Exhibit K have been received by NAVITAIRE.

3.9.3	Customer understands that the Target Date is subject to change as such date is dependent on, among other matters, certain third party agreements/activities on behalf of both Customer and NAVITAIRE. These third party agreements/activities may include, but are not limited to, the following:

•	Airport facility use agreements.

•	All telecommunications and data circuits.

•	Credit card settlement and authorization agreements.

•	Centralized Reservation System/Global Distribution System/Airline Reservation System (CRS/GDS/ARS) agreements and host provider(s) certification process.

•	Content Provider agreements and certification process.

Exhibit A - 28

Hosted Services Agreement

•	Data conversion systems.

•	Bilateral agreements for marketing codeshare terms with other airline partners.

•	Codeshare marketing partner host provider certification process.

•	IATA carrier code assignment.

Customer will immediately establish a primary technical Project Manager contact that will be assigned to interact with the Project Manager appointed by NAVITAIRE. Failure to appoint this individual will jeopardize the delivery of Implementation Services by NAVITAIRE.

3.9.4	Upon ‘Go Live’, Customer is expected to fully open functionality to the public. If Customer requests a two phase launch (e.g., initial “soft launch” for limited release), Customer must recognize that the appropriate NAVITAIRE resources may not be available for appropriate on-site or data center support for a second launch outside of the ’Go Live’ date. Additional implementation fees will apply for any two phase launch scheme.

3.9.5	Upon completion of the Implementation Services as described in this Exhibit A, Section 3, NAVITAIRE will provide written notification to the Customer Account Liaison named in Exhibit D, Section 2.

3.10	Data Conversion and Import Services

3.10.1	Conversion Services. If Customer has been using a third party reservation system, Customer will be responsible for converting existing reservations data into the required Hosted Reservation Services format. Hosted Reservation Services file format requirements and specifications are available to Customer upon request.

3.10.2	Data Conversion Assistance. If Customer desires assistance with data conversion services from a third party reservation system, NAVITAIRE will review this request, and if accommodated, such assistance will be provided on a time and materials fee basis, *****

3.10.3	Data Import Services. NAVITAIRE will automatically convert and process Customer’s PNR(s) into the Hosted Services System. The data conversion process will take place in three steps:

•

Extract. An extract process will retrieve all reservations that have a flight record with a date after *****. Only complete, or valid, reservations will be extracted from the previous reservation system data file.

•

Conversion. After a ‘block’ of reservation data is extracted, the corresponding output file will be transferred to the new environment. A data validations routine will perform audits of the data quality.

•

Import. Upon completion of the first extract file of clean data, an import routine will transfer the clean data to the New Skies compliant databases in segmented extracts. While the first is transferring, a concurrent process will commence on the second extract, transfer and import to expedite data transfer.

3.11	Reservations History Capture for Third Party Revenue Management Systems

If Customer is not yet using a revenue management system, or is using a third party revenue management system, additional fees will apply to capture reservations booking history data from Hosted Reservation Services. Applicable charges are outlined in Exhibit K.

Exhibit A - 29

Hosted Services Agreement

4	Data Circuits

4.1	Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.10 of the Agreement.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Reservation data center will be located in *****

•	Customer’s primary facility will be located in *****

5	Support Center Support

5.1	Included Support. NAVITAIRE will include English-speaking Support Center Support via email, an Internet based customer support tool (English version only), or telephone. A customized version of the NAVITAIRE Procedures Manual will be provided to Customer.

The allotment of ***** for included support is for the specified period only and may not be carried forward. Allotted monthly ***** of Support Center Support are not deducted for System Error reporting and use of the online support system. All other related ***** are deducted in ***** increments with a minimum of ***** per occurrence. Included Support for Hosted Reservation Services is provided at the following levels:

5.1.1	Initial Support. Included in the first ***** following the implementation of Hosted Reservation Services, Customer is allotted, at no additional charge, a maximum number of included Support Center Support ***** as described in Exhibit K, Section 1.3. If Customer utilizes the Support Center more than the allotted number of *****, the Support Fees in Section 5.3 hereof will apply.

5.1.2	Basic Support. After the expiration of initial support, Customer is allotted, at no additional charge, a maximum number of included Support Center Support hours as described in Exhibit K, Section 1.3. If Customer utilizes the Support Center more than the allotted number of ***** the Support Fees in Section 5.3 hereof will apply.

5.2	Hours - Non-Emergency. NAVITAIRE Support Center Support is available *****, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day and New Year’s Day).

5.3	Support Rate. ***** more than the applicable initial or basic support for the Support Center will be invoiced at the rate specified in Exhibit K, Section 1.3.

5.4	Available Assistance. The NAVITAIRE Support Center may be contacted for assistance in the following areas. All services are in English, unless otherwise specified in this Agreement.

5.4.1	System Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost through the Customer Support line or the Internet based customer support tool.

5.4.2	Emergency. An Emergency is defined as an aircraft incident or emergency on behalf of Customer, or Interrupted Service. Hosted Services System outages due to Customer misuse of the Hosted Services System will incur Support Fees at the rate specified in Exhibit K, Section 1.3. Interrupted Service due to Customer misuse of the Hosted Services System will be excluded from Interrupted Service Minutes.

The NAVITAIRE Support Center may be reached, without charge, in the event of an Emergency ***** by calling the number provided in Exhibit C, Section 1.

Exhibit A - 30

Hosted Services Agreement

Customer will be requested to call the Support Center and report the Emergency, in English, to the representative, or if all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return Customer’s call within ***** with an acknowledgement and initial response to Customer.

Provided the Emergency is due to a complete system availability outage of the Hosted Reservation Services, NAVITAIRE will advise Customer as described in this Exhibit A, Section 8, regarding the status of the error or problem and the anticipated period to resolution. During normal business hours, both the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation, with a further escalation to the Executive Sponsors for any outage exceeding *****. The Executive Sponsors will determine whether further escalation to the CEO, President or Managing Director level of each company is necessary.

Customer is required to provide NAVITAIRE with an after-hours emergency contact number in Exhibit D, which will be answered by Customer when called by the NAVITAIRE support representative.

5.4.3	Request Reporting. Customer may utilize the NAVITAIRE Internet support tool to contact the NAVITAIRE Support Center electronically for the following service requests:

•	Custom Enhancement requests;

•	New product concepts or requests;

•	Additional training requests; and

•	Product expertise.

These services are subject to the Support and/or Other Fees as described in Exhibit K, Section 1.3 and/or 1.4, and are accepted at the sole discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated. Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

5.5	Third Party Interfaces.

5.5.1	NAVITAIRE will supply and support defined interfaces to third party systems utilized by Customer only if listed in this Section.

5.5.2	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other in respect to Service Level Targets.

5.5.3	In the event that a Travel Commerce or Content Provider connection causes severe performance issues or downtime to the Hosted Reservation Services System, NAVITAIRE reserves the right to temporarily disable the offending connection. Customer will be notified if such actions become necessary. NAVITAIRE will reestablish the connection once the supplier has resolved the issue.

6	New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services

The following pages itemize the basic and optional products and features as of the Effective Date of this Agreement. Depending on the terms of this Agreement, as defined in this Exhibit A, Section 2 Scope of Services, not all optional products and features are included in this Agreement. This functionality list may be modified or expanded in the future based upon new releases, provided that no material functionality will be eliminated unless mutually agreed with Customer and NAVITAIRE.

Exhibit A - 31

Hosted Services Agreement

Customer and NAVITAIRE.

Hosted Reservation Services – New Skies

Base Functionality

SkySpeed – Call Center Reservation System

General Features – SkySpeed

•	Graphical reservations screens.

•	Fee entry and payment collection.

•	On-demand itinerary print capability.

•	Auto-queue capability.

•	Role-based user security.

General Features – Availability and Fare Look-up

•	Search for travel components (flight, train, bus, ferry, etc.) and fare availability according to multiple search criteria.

•	Display travel components (flight, train, bus, ferry, etc.) and fare results, including real-time pricing and availability.

•	Interactive calendar.

•	Graphical display of price by passenger type, fees and taxes, multiple currencies, fare rules, manifest and SSR availability. Multiple-airport cities (MAC) functionality.

General Features – SkySpeed Booking Module

•	Book, change, divide, and cancel reservations.

•	Book unlimited number of passengers per PNR as defined by role.

•	Reserve unlimited number of travel Segments per passenger, per PNR.

•	Book multiple flight connections.

•	Book non-revenue and revenue standby passengers.

•	Override fares dependent on user security settings.

•	Assign multiple Special Service Request (SSR) codes to individual passengers based on availability.

•	Add individual passenger identification documents.

•	Optional seat map display showing actual seat availability.

•	Optional pre-assigned seating.

•	Associate seat fees with pre-assigned seats.

•	Dynamic seating legend to display seat properties.

•	Store multiple addresses and phone numbers on a single booking.

•	Auto-populate name and address from stored phone numbers.

•	Issue itinerary at the airport or station, or by mail, fax, email or XML feed to the desired system.

•	Multiple language support for itinerary printing.

•	Carrier defined mandatory comments.

•	Ability to create Agent and carrier defined Freeform, Manifest, and Itinerary comments.

•	Display of real-time travel status information (e.g. FLIFO).

•	Move passengers to new travel components.

•	Apply promotion codes to bookings.

•	Use vouchers as payment on bookings.

•	Apply discount codes for selected passenger(s) on a booking.

•	Apply penalty fees at the PNR and passenger level.

•	Auto-assign seats at the passenger and booking level, with Intelligent Seating for optimal seat selection.

•	Quick search options to retrieve PNRs.

•	View available and expired fares within a date range.

•	Direct refunds to spoilage fees so they are not refunded to passengers.

•	Directional fares

•	Place traffic restrictions on flight routes according to IATA standards.

•	Support for Change of Gauge on equipment (aircraft, train, bus, and ferry).

•	Support for payment by installments.

General Features – Customer Management

•	Manage customer profiles, including personal information, travel preferences and booking information.

•	Support for system-generated and third-party Customer IDs

General Features – Travel Agent Support

•	Support for travel agency, corporate and third-party profiles.

•	Automatic entry of travel agency, corporate or third-party organization ID upon agent login.

•	Private fares and fare discounts based on organization.

•	PNR retrieval using CRS, GDS and third-party record locators.

•	Support for parent/child relationships within travel agencies.

Exhibit A - 32

Hosted Services Agreement

General Features – Airline Specific PNR Preferences

•	Configure which fields are required, optional and disabled for passenger information, contact information, payment information and customer profile information.

•	Automatically place bookings on hold for declined credit cards (configurable).

•	Configure validation for phone number format.

•	Auto-populate city and state based on postal code (US & Canadian postal codes).

•	Configure default booking values for country, language, culture and nationality.

General Features – Agent and Airline Support Tools

•	Create and manage system agents.

•	Apply role-based permissions to agents and agent groups.

•	Password-protected login for individual agents.

•	Temporary supervisory login to perform secure functions.

•	Configurable logoff time value for inactive sessions.

•	Scratch pad for call-specific notes.

•	Customizable reference system to maintain and manage carrier policy and procedure information.

•	Online help documentation.

•	Password-protected queue access.

SkySales – Internet Reservation System

General Features – SkySales Booking Module

•	Book, change and cancel reservations.

•	Trip types include one-way, round-trip and open jaw travel components.

•	Travel components may be multi-leg, multi-segment (flights, trains, buses, ferries, etc.).

•	Configurable day-of-travel booking.

•	Interactive calendar.

•	Assign multiple Special Service Request (SSR) codes to passengers, based on availability.

•	Optional Special Service Request (SSR) fees.

•	Support for passenger types, including discounts.

•	Search Again feature to retain previous query settings.

•	Display selected travel components and fares prior to purchase.

•	Optional “I Agree To Terms” enforcement check box.

•	Display of confirmed or held booking, including booking details.

•	Flight following interface.

•	Link to external pages, such as third-party payment providers and loyalty programs.

•	Self-service passenger moves without fee or fare change within a carrier-defined timeframe.

General Features – Pricing/Promotions

•	Online redemption of promotion code discounts.

•	Online redemption of vouchers.

•	Request a single fare class, single fare level or multiple fare levels.

•	Display of single or multiple fares per travel component.

•	Display of “Discounted Web” and “Regular Price” comparisons.

•	Fare display by passenger type.

•	Summary and detailed price quotes, including fee and tax breakdown.

•	Configurable fare rules display.

•	Configurable promotional fares, such as Buy One, Get One Free.

•	Directional fares.

General Features – Passenger/Contact

•	Associate passenger titles with passenger types.

•	Configure the maximum number of passengers allowed per booking, by booking source.

•	Configure drop-down lists, input boxes and required fields for passenger and contact information.

•	Option to include infant name/age and adult passenger association in manifest comments.

General Features – Availability

•	Multiple-airport cities (MAC) functionality.

•	Show product class or class of service for fare display.

•	Advanced move functionality.

•	Route-aware origin and destination lists.

•	Availability for single day and date ranges.

•	Place traffic restrictions on flight routes according to IATA standards.

•	Support for Change of Gauge on equipment (aircraft, trains, bus, ferry, etc.).

•	Search by lowest fare in market for a number of days out (Premium Service).

Exhibit A - 33

Hosted Services Agreement

General Features – Payments

•	Facilitates communication for credit card validation and authorization with Customer’s third party provider.

•	Configurable controls for pending and declined cards.

•	Configure and store data related to installment payments.

General Features – Travel Agency Support

•	Discounts, promotions, commissions, tracking, reporting and billing for travel agencies and corporations.

•	Online travel agency registration, including IATA/ARC/ATOL/BSP number and password.

•	Online corporate business registration, including account number and password.

•	Booking for unregistered/unrecognized agencies prior to carrier validation.

•	Carrier validation/activation of pending online registrations.

•	Online support for updates to travel agency/corporate account information.

•	Individualized logins for agents within a travel agency/corporation.

•	Travel agency/corporate ID and contact information included on bookings.

•	Parent-child relationships for travel agencies and corporations.

General Features – Seat Functionality

•	Customizable, graphical seat map display.

•	Dynamic, unique seat map for each travel component.

•	Seat selection from seat map or system-assigned based on customer preferences and Intelligent Seating algorithms.

•	Individual seating and group seating, including seat assignment restrictions.

•	Dynamic seat legend to display seat properties.

•	Seat fees and SSR fees.

General Features – Technical Details

•	Ability to customize graphics and HTML display elements (“look and feel”) through CSS and XSLT.

•	Server-enforced, role-based configuration controls to define application business logic.

•	Customizable market data (origin and destination airport codes, currency codes and time zone settings).

•	Customizable lists and codes for aircraft types and credit cards.

•	Customizable contact information lists (for example, states/provinces, and countries).

•	Configurable itinerary distribution options (for example, email, fax, print).

•	Support for localization (multiple languages) through customization libraries.

•	Support for local time settings by city.

•	Retrieve and view traveled bookings for registered members.

•	Full validation of form elements using JavaScript.

•	Future expandability through modular architecture.

•	Supported browsers include Internet Explorer 6.0 or higher, Firefox 2.0 or higher, Opera or the latest version of Safari.

•	Optional Secure SSL Encryption, No Encryption, or both (generally compliant with secure SSL encryption).

Limitations and Exclusions

•	SkySales is not designed for use on a platform without web session locking.

•	Implementing locking per NAVITAIRE and Microsoft® recommendations and practices is required.

•	SkySales support obligations and Service Level targets and/or penalty/rebate calculations do not apply for any Service Level issues attributable to non-compliant session provisioning.

•	SkySales hosting by NAVITAIRE is not included within the scope of Hosted Reservation Services.

SkySchedule – Scheduling Application

General Features – SkySchedule

•	Create and maintain schedules.

•	Re-accommodate passengers to other travel components – flight, train, bus, ferry, etc.

•	View PNR(s) and passengers affected by a schedule change.

•	Create non-stop travel components.

•	Create direct and/or connecting, multiple-leg travel components.

•	Maintain routing mileage table for reporting.

•	Maintain and compare multiple schedules.

•	Change travel time, flight/train number, status, equipment type, and cabin/car configuration.

•	Automatically update cabin/car configuration based on Authorized Unit (AU) changes.

•	Maintain automated or user-defined schedule change queuing.

•	Create and modify preliminary schedules offline prior to activation.

•	Display detailed inventory and change history.

•	Configure availability display for real-time travel component modifications.

•	Print schedules.

•	Maintain carrier-specific cities or airport/station codes in the airport/station table.

•	Generate schedules in industry-standard formats.

•	Import and export SSIM files.

•	Maintain standby priority of a re-accommodated passenger.

Exhibit A - 34

Hosted Services Agreement

•	Create a preliminary schedule for comparison of active schedule.

•	Flag certain travel components and indicate whether they are for general use or not.

•	Dynamic seating legend to display system and custom seat properties.

•	Create circle travel components.

•	Support for travel segments crossing the International Date Line.

General Features – Fare and Inventory Management – SkyFare/SkyManager

•	Support for multiple currencies.

•	Set the booking default currency based on origin city.

•	Create and maintain fare rules.

•	Apply advance purchase requirement.

•	One-way, return (round-trip), and open jaw fares.

•	Apply seasonality criteria to fares.

•	Specify minimum number of passengers required.

•	Specify day-of-week stay over requirement.

•	Specify minimum/maximum stay requirement.

•	Specify combinability rules.

•	Specify directional fares.

•	Specify travel date and sales date restrictions.

•	Specify valid passenger discount types.

•	Organization-specific fares.

•	Fare branding to bundle distinct services with a recognized product name.

•	Combine base fare, sales taxes, and travel fees for end user display (excludes GDS).

•	Maintain discrete fare classes (unaffected by standard nesting rules).

•	Create and modify fares using file import/export.

•	Apply global fare changes.

•	Differentiate between CRS/GDS and internal AU application.

•	Support for revenue management interface files.

•	Define fare classes and fare access by user role.

•	Role- and fare-based hold settings.

•	Validate standby fare classes.

•	Create and maintain SkySpeed and SkySales fare rule files for passenger advice.

•	Create and maintain fee types, descriptions, amounts, and currencies.

•	Negative fees.

•	Refunds.

•	Implement availability status (AVS) RECAP and/or RESYNC either automatically or manually.

•	Manage AU(s) at a leg and route level.

•	Run a pending batch of fares manually, on demand.

•	Negotiated space functionality for third parties, such as tour operators.

SkyPay – Payment Processing and Settlement

General Features – SkyPay – Payment Processing and Settlement

•	Create and maintain payment types.

•	Enter multiple payments on an individual PNR.

•	Allow PNR(s) to be ended with partial payment, based on role.

•	Allow PNR(s) to be ended with a negative balance.

•	Authorize credit cards manually; with processor approval.

•	Restrict refunds by payment type and/or user group.

•	Reverse a previously-entered payment.

•	Support credit card processing as outlined in Section 7.4 of Exhibit A of this Agreement.

•	Select bank direct payments via SkySpeed and SkySales. (Settlement is dependent on Bank file.)

•	Require AVS and CVV for payment verification purposes via SkySales and/or SkySpeed. (AVS is not supported in all regions.)

•	Support the configuration and storage of data related to installment payments.

SkyPort – Airport Check-in System

General Features – SkyPort – Airport Check-in System

•	Check in one or more passengers on the same PNR at the same time.

•	Board one or more passengers on the same PNR at the same time.

•	Issue boarding passes and bag tags for standby passengers.

•	Display travel segment data and remarks.

•	Open, close, and lock travel segments (flight, train, bus, ferry, etc.).

•	Create and modify PNR(s) in real-time.

•	Associate or disassociate passengers with customer credit files.

•	Display passenger lists, such as confirmed, standby, connecting, no-show, same PNR, etc.

•	Display list of travel segments according to numerical order of flight/train/bus/ferry.

Exhibit A - 35

Hosted Services Agreement

•	Make changes to passenger information directly on the PNR.

•	Change the priority code of standby passengers.

•	Print passenger manifests.

•	Print passenger receipts/itineraries to peripheral boarding pass printers. (Supported printers may be found under Customer Requirements; Equipment Specifications).

•	Display passenger ticket numbers on boarding passes.

•	Scan boarding passes to print bag tags.

•	Automatic generation and printing of bag tags.

•	Pre-assigned seating.

•	Assign seats or change seat assignments.

•	Hold or block seats.

•	Dynamic seating legend to display seat properties.

•	Support for multiple equipment configurations.

•	Assign or remove SSR codes.

•	Display multiple SSR codes assigned to a passenger.

•	Add SSR fees after check-in.

•	Assign a voucher to a passenger.

•	Input and retrieve Flight Following information.

•	Re-accommodate passengers for irregular operations (IROP).

•	Maintain checked and boarded status on international flights during an irregular operation (IROP).

•	Create ad hoc connections between cities and markets where connections are not routinely created (IROP).

•	Allow or restrict agents from checking in selected passengers.

•	Allow or restrict the ability for agents to log in to a location other than the assigned default location.

•	Display historical manifests, including checked and no-show passenger details.

•	Report gender count and weight categories for passenger-driven weight-and-balance calculation.

•	Support for station add/collects.

•	Support for cash-out sales by agent.

•	Support for agent login security.

•	Display daily station-specific note pages for company updates.

•	Customizable reference system for carrier policies and procedures.

•	Online help system.

•	Agent reports, Flight Following, Irregular Operations (IROP), and message generation (internal and Teletype).

•	Display inventory.

•	Cancel or suspend inventory.

•	Support for ARINC/MUSE and SITA/CUTE (certification required).

•	Allow or prevent agents from viewing or editing passengers who are on Lock or Warning queues.

•	Specify the amount of time allowed to open or close travel segments after departure.

•	Prompt for AU updates during equipment swap.

•	Generate outbound BSM messages.

•	Accept and process MVT messages for travel segment information updates.

•	Support the configuration and storage of data related to installment payments.

•

Transmit APIS data to government authorities via EDIFACT messaging. (NAVITAIRE APIS solution has been certified by customers with U.S. and Canadian customs authority. APIS requirements from other countries may require additional development and testing.)

•

Address in country/CBP - APIS enhancements. (NAVITAIRE APIS solution has been certified by customers with U.S. and Canadian customs authority. APIS requirements from other countries may require additional development and testing.)

•	Includes the NAVITAIRE Terminal Emulator, which is required to access SkyPort.

New Skies Reports – Reporting System

General Features – New Skies Reports

•	Run reports “on-demand’ on the NAVITAIRE Reporting platform.

•	Reports may be exported in various data formats, including CSV (Comma Delimited), XML, and PDF. (Microsoft Excel can open and import CSV and XML file formats.)

•	Detail reports that generate output based on a user-specified time frame can produce at least one full day of detail data.

•	Summary reports that generate output based on a user-specified time frame can produce up to one month of summary data.

•	Option to request NAVITAIRE report development at an additional charge.

•	Report files generated by the New Skies Reports subscription functionality will be retained for up to fourteen (14) days from the date they are generated.

General Features – Standard Reports

The following is an alphabetical list by function, which contains a description of the standard reports available as a part of the Hosted Reservation Services. These reports may be added to, deleted, modified, changed, eliminated or substituted for at the discretion of NAVITAIRE at any time. The reports are viewed online via a browser interface.

Exhibit A - 36

Hosted Services Agreement

Accounting General

•	AG Payments -Displays information about activity within a travel agency during a specified period of time.

•	Agency List -Displays information about the travel agency, corporate or Air Travel Organizer’s License (ATOL) accounts that have been entered for your carrier.

•	Agency List Summary -Displays a summary view of the agencies associated with your carrier.

•	Availability Information -Displays flight availability information, including lid, capacity, seats sold

•	Bank Reconciliation - Reconciles bank transactions.

•	Bookings By Agent Detail - Provides detailed information on bookings made by individual booking agents.

•	Cancellation After Travel Date -Displays passenger and fare information about cancelled booking segments.

•	Checked Baggage -Displays baggage information for flights.

•	Checked In Passengers By Fare Class -Displays the total number of passengers by fare class who were checked-in.

•	Commissions Incurred - Provides commissions information for each of the travel agency that generates bookings for your carrier.

•	Credit File Commissions -Displays commission information on travel agency bookings.

•	Credit Shell File -Displays credit shell/file activity and balances.

•	Credit Shell File Expired - Lists expired credit files and credit shells.

•	Customer ID By Flight -Displays the customer IDs associated with passengers booked on a selected flight.

•	Daily Agency Charges -Displays the number of charges and activity performed by each agency during a specified day.

•	Enplanement Deplanement -Displays either enplanements or deplanements by airport.

•	Fare Overrides -Displays fare override information by agent.

•	Fees And Discounts -Displays passenger-level service fees, SSR fees, seat fees, and penalty fees.

•	Fees And Discounts By Date -Displays fees that were manually added to the booking.

•	Fees And Discounts By Location And Agent -Displays fees that were manually added to the booking by location and by agent.

•	Fees And Discounts By Location And Fee Type -Displays fees that were manually added to the booking by location and by fee type.

•	Gender Count By Fare Class - Lists and breaks down passenger information by fare class.

•	Generic Tax History -Displays information about the selected tax.

•	Net Sales - Summarizes net sales figures.

•	No Shows -Displays the names, PNRs, flight dates, and flight numbers for no-show passengers.

•	Payment Detail -Displays information about payments made.

•	Payment Detail Consolidation -Displays information about payments made and is further organized by booking source.

•	Payment Receipts -Displays information about all payments made on the payment approval date.

•	Payment Receipts Restricted -Displays information about all payments made on a specified date.

•	Payments By Batch Code -Displays information on the batch codes used to make payments on bookings.

•	PNR Out of Balance - Queries for reservations that have a credit and/or balance due.

•	Refunds -Displays refunds made by specific departments.

•	Sales Exceptions -Displays the information on PNRs when the balance of the PNR and the payments made differ.

•	Seat Assignments By Agent - Provide the total number of seat assignments made by specific agents.

•	Segment Activity By City Pair -Displays information on confirmed and/or unconfirmed booking amounts and passenger totals by city pairs.

•	Segment Activity By Flight Date -Displays information on segment activity by flight date.

•	Segment Activity Detail -Displays information on segment activity for a specific date or date range.

•	Segments By Agent - Shows the number of segments that were created or cancelled during the period and the charges associated with those segments made by individual agents.

•	Unapproved Payments -Displays all payments, by payment type that have not been approved.

•	US Security Fees - Provides information required by the TSA.

Accounting – Travel Agency Specific

•	Account Charges -Displays charges to agency accounts.

•	AG Payments -Displays information about activity within a travel agency during a specified period of time.

•	Agency List -Displays information about the travel agency, corporate or Air Travel Organizer’s License (ATOL) accounts that have been entered for your carrier.

•	Agency List Summary -Displays a summary view of the agencies associated with your carrier.

•	Commissions Incurred - Provides commissions information for each of the travel agency that generates bookings for your carrier.

•	Daily Agency Charges -Displays the number of charges and activity performed by each agency during a specified day.

•	Travel Agency Aging - Determines the outstanding and/or unused amounts for an agency as of the report date.

•	Travel Agency Payments -Displays information on payments made by an agency.

Add-on Services

•	Ancillary Services Detail - Generates detailed information on car rentals, insurance, and hotels.

•	Ancillary Services Summary - Generates summary information on car rentals, insurance, and hotels.

•	Car Rental -Displays information on car hire auxiliary services.

•	Insurance - Tracks the amount of revenue generated by passengers purchasing insurance.

Booking

•	Bookings By Agent -Displays total bookings created by an agent.

•	Bookings By Agent Detail - Provides detailed information on bookings made by individual booking agents.

Exhibit A - 37

Hosted Services Agreement

•	Bookings By Agent Detail Restricted - Provides detailed information on bookings made by individual booking agents restricted by the agent’s location and domain.

•	Bookings By Agent Restricted - Provides detailed information on bookings made by individual booking agents restricted by the agent’s location.

•	Bookings By Fare Class with Equipment -Displays passenger/segment booking and fare totals by fare class.

•	Bookings By Market -Displays passenger totals, booking amounts, and average fares for individual markets.

•	Bookings By Origin -Displays segment booking information (total segments and fare amounts by currency) for each originating city.

•	Bookings By Schedule - Monitors bookings for a specified origin/destination (city pair) on a specific date.

•	Bookings By Source - Provides a count of active (not cancelled) booking Segments and Journeys by booking source or channel.

•	Booking Statistics - Determine flown and unflown revenue by booking source.

•	Bookings By Time -Displays booking information in hourly increments.

•

Days Out Bookings -Displays information about segment bookings made on a specific date, the number of segments sold in future dates following the selected booking date, and the actual travel date when these bookings were made.

•	Duplicate Bookings - Lists different PNRs for the same flight and date that contain identical passenger names.

•	E-Ticket On Demand -Displays information on the dates E-Tickets were issued for billing purposes.

•	Group Bookings Out of Balance - displays information on group reservations that have a credit and/or balance due.

•	Net Booking Transactions - determines revenue from confirmed bookings by booking source using the date created.

•	Transaction By Channel - Provides booking, segment, and availability call transaction counts that are used to generate monthly invoices for billing.

Codeshare

•	IATCI Reporting - Provides Inter Airline Through Check-in (IATCI) data to carriers expanding their existing code share partnerships with other airlines.

Department of Transportation (DOT)

•	DOT Non Stop Market -Displays non-stop market information required by the U.S. Department of Transportation.

•	DOT On-Flight Market -Displays passenger totals for flown flights required by the U.S. Department of Transportation.

Inventory

•	Cancelled Inventory With Passengers - Provides the number of passengers who may need to be re-accommodated to another flight due to a cancellation

•	Flight Capacity Lid -Displays information on seat capacity (or lid) and availability.

•	Flight Schedule -Displays scheduled departure cities and times for flights

•	Inventory Capacity - Lists capacity, lid, net seats sold, and seats sold today for flights.

•	Load Factor Search -Displays load factor information.

•	Seat Property Match -Displays counts of how many passengers requested seat assignments and how many got the seats they actually requested.

•	Seating Exceptions - Designed to identify PNRs with particularly low match rates on desired properties.

•	Seats Sold By Cabin -Displays the number of seats sold, and fare amounts, by cabin.

•	Seats Sold By Fare Class -Displays the number of seats sold in each fare class.

Management Performance

•	City Pair Load Factor - Provides information about the productivity of flights servicing different city pairs.

•	Flight Specific Load Factor -Displays flight specific load factor information.

•	Revenue By Flight -Displays revenue by average seat mile/kilometer for each date and for individual flights.

Marketing

•	Promo Codes By Booking Date -Displays information on PNRs with promotion codes by booking date.

•	Promo Codes By City Pair -Displays information on promotion codes by city pairs.

Operations

•	Availability Information -Displays flight availability information, including lid, capacity, seats sold, and GDS triggers for selected flights on selected dates.

•	Checked Baggage -Displays baggage information for flights.

•	Checked In Passengers By Fare Class -Displays the total number of passengers by fare class who were checked-in.

•	Flight Line -Displays passenger counts for a specific flight on a specified date.

•	Flight Load -Displays passenger totals for flights.

•	Flight Manifest -Displays passenger information for selected flights.

•	Flight Schedule -Displays scheduled departure cities and times for flights.

•	Flight Specific Load Factor -Displays load factor information.

•	Gender Count By Fare Class -Breaks down passenger information by fare class.

•	IROP And Moved Passengers - Lists all PNR’s that have been moved by IROP.

•	Lock List - Allows you to print all data associated with a name on the watch list.

•	Lock List History - Allows you to print all data associated with activity on the lock list including those who have been moved on as well as cleared from the list.

•	Manifest With Connection Information - Lists connection information for booked passengers.

•	Selectee Report - Lists the number of passengers that have been identified for additional security screening.

•	SSR Flight Information - Provides a list of passengers with SSRs on a flight by flight basis and the SSR counts by flight.

Exhibit A - 38

Hosted Services Agreement

•	SSRs By Agent - Lists and subtotals SSR code assignments by the Agent ID that assigned them.

•	SSRs By Flight - Allows you to generate SSR statistics for inbound, outbound, thru, connection or all flight types.

•	Watch List - Allows you to print all data for a single Watch ID, a range of Watch IDs, or all Watch IDs

Payment

•	Payment Detail -Displays information about payments made.

•	Payment Detail Consolidation - displays information about payments made. Information may be further organized by booking source, transaction type, department, and agent.

•	Payment Receipts -Displays information about all payments made on the payment approval date.

•	Payment Receipts Restricted -Displays information about all payments made by payment type, agent, location, and department.

•	Payments By Batch Code -Displays information on the batch codes used to make payments.

•	Payment Summary -Displays information on what location and department received the payment, the payment method, and how much of the payment was collected.

•	Unapproved Payments -Displays all payments, by payment type that have not been approved.

PNR Diagnostics

•	Bookings By Agent Detail - Provides detailed information on bookings made by individual booking agents.

•	Duplicate Bookings - Lists different PNRs for the same flight and date that contain identical passenger names.

•	PNR Activity -Displays transaction activity performed on individual PNRs.

•	PNR Out of Balance - Allows you to query for reservations that have a credit and/or balance due.

•	PNRs On Queue -Displays information about all PNRs that are currently awaiting processing in one or more queues including subqueues.

Revenue

•	City Pair Load Factor - Provides an extensive array of information about the productivity of flights servicing different city pairs.

•	Earned Unearned Revenue - Allows you to view information on earned (flown) revenue, unearned (no-show, unflown) revenue, or both earned and unearned revenue.

•	Earned Unearned Revenue Detail - Provides details in addition to those generated in the Earned Unearned Revenue Report

•	Enplanement Deplanement -Displays either enplanements or deplanements by airport.

•	Revenue By Fare Class -Displays earned revenue by fare class.

•	Revenue By Flight -Displays revenue by average seat mile/kilometer for each date and for individual flights.

•	Revenue By Market -Displays base and gross revenue information by market.

Flight Information Control and Display (FLIFO)

General Features – Flight Information Control and Display (FLIFO)

•	Input and update departure and arrival information for travel segments.

•	Accept and transmit industry MVT messages via Type B/Teletype with applicable Operational Message Add-on Suite.

Agency Billing and Commissions

General Features – Agency Billing and Commissions

•	Create, maintain and retrieve travel agency commissions, charges and payments data.

•	Set up to individual commission rates based on distribution channel for each agency.

•	Create an invoice line of credit for travel agencies and corporations.

•	Access the ODS to extract agency billing and commission data.

•	Calculate commissions at the booking date.

•	Include the journey details in the Agency Billing and Commission Extract.

•	Use the add-on commission field to specify and additional percent to represent GST.

•	Recall commissions based upon agency.

•	Invoice multiple agencies for one booking.

•	Create multiple commission records, as long as an agency is tied to each activity.

SkyManager – Configuration and Management Utility

General Features – SkyManager Management Console

•	Graphical interface for management of system settings, carrier, and user configurations.

•

Configure security roles and login requirements for agents, including individual permissions for a variety of tasks, such as creating and modifying reservations, access to various system components, seat assignments, overbooking, discounts, promotion codes, fees, moves, passenger types, fare quotes, etc.

•	Configure passenger discount codes.

•	Configure vouchers.

•	Maintain various codes, such as country codes, currency code, and delay codes.

•	Support for currency conversion rate imports.

•	Configure daily and real-time company notes.

Exhibit A - 39

Hosted Services Agreement

•	Manage IATA and carrier-specific SSR codes.

•	Configure taxes and various fees - such as travel fees, SSR fees, payment fees, seat fees, spoilage fees, etc.

•	Set fee amounts based on channel.

•	Apply or exempt penalty fees based on organization, role, and fare class.

•	Exempt stations from certain taxes and fees (such as rural airports where PFC does not apply).

•	Configure variable taxes for fees.

•	Configure passenger discount types.

•	Configure queues and queue events.

•	Set restriction levels on individual queue categories.

•	Password-protect queues.

•	Manage inventory for fares and SSRs.

•	Synchronize inventory between multiple systems.

•	Configure variable credit expiration criteria for credit types.

•	Configure payment validation and authorization restrictions.

•	Manage Web Service permissions at the method (function) level. (System Master only.)

•	Enable users to search by the lowest fare in a market for a number of days out. (Premium Service.)

•	Define a declined payment “hold period” based on booking channel.

General Features – Message Interface (Type B/Teletype)

•	Support for the following Type B/Teletype messages:

•	Baggage Service Messages - BSM

•	Operation System Messages - PXA, PXB, MVT

•	AIRIMP Messages (accept and reply)

General Features – Security

•	Configure whether the credit card number used as booking payment is concealed or displayed.

•	Create & manage a table of restricted credit cards.

•	Manage Security Watch List functionality. (Optional)

•	Create & manage government or carrier watch list for reservation/passenger matching, queuing, and check-in lock.

•	Require a unique customer ID for each passenger booked on a reservation. (Optional)

•	Automate updates to the U.S. Securities Watch List through a scheduled job.

PNR Archiving

General Features – PNR Archiving

•	Moves PNR data from production to the archive fifteen (15) months after the last flight segment in the PNR is marked as flown or no-show and the booking is in balance.

•	Retains PNR data in the archive for eighty one (81) months, for a total of ninety six (96) months of data retention.

•	Archived data is viewable only through SkySpeed.

•	Comments can be added to an individual archived PNR through SkySpeed.

Note: If Extended PNR Archiving is not selected by Customer, PNR data will be purged ninety six (96) months after the last travel segment in a PNR has been marked as traveled (e.g. flown) or no-show.

Limitations and Exclusions

•	PNR Archiving does not include schedules, SkyPort, or any other non-PNR data.

•	Changes to archived data are prohibited except for the ability to add a comment through SkySpeed, as noted above.

•

While bookings in the archive database appear exactly as they appeared in SkySpeed prior to being archived, including the full history, the archive database does not contain version history records which enable “as-of” reporting.

•	Reporting on archived data includes the following reports:

•	Archive Booking; and

•	Archive Flight Manifest.

•	Data Store access does not include access to the PNR Archive database.

Hosted Reservation Services – New Skies

Add-On Functionality

CRS/GDS/ARS Type B/Teletype or Type A/EDIFACT Connectivity

General Features – CRS/GDS/ARS Type B/Teletype Connectivity

•

Support for IATA/AIRIMP standard free-sale distribution using Teletype (Type B) formatting with host carrier receiving inbound sales from CRS/GDS/ARS, or host carrier making outbound sales from Call Center or Website on targeted ARS interline partners.

•

Support for IATA/AIRIMP Type B/Teletype message processing. The product has been certified with the following third party CRS/GDS/ARS providers: ***** all of which support the IATA AIRIMP Type B/Teletype message format.

•	Host-to-host direct connectivity to exchange messages with *****

•	Guarantee inbound reservation sales with automated credit card approval/settlement through SkyPay.

Exhibit A - 40

Hosted Services Agreement

•	Confirm inbound CRS/GDS/ARS bookings with SSR ticket number form of payment notification, which includes the following IATA E-Ticket TKNE support:

•	Generate post-departure E-Ticket ‘Lifted/Boarded’ status updates to an Electronic Ticketing Interchange and Database Provider using standard teletype ETL (E-Ticket List) messages.

•	Transmit E-Ticket number data generated by the NAVITAIRE system via standard teletype automated SSR TKNE to host outbound interline carriers.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by and validated on another airline that is not hosted in the NAVITAIRE system.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another carrier that is not hosted in the NAVITAIRE system.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the host carrier’s accounting code.

•	Store E-Ticket numbers in the NAVITAIRE system at the passenger and segment level.

•

Note: Customer is responsible for negotiating and maintaining the appropriate agreements with an Electronic Ticketing Interchange and Database Provider as well as bi-lateral Interline E-Ticketing agreements with other carriers.

•	Auto-cancel or hold bookings when payment is not received inbound in the established timeframe, and to send notification to the CRS/GDS/travel agency.

•	Notify CRS/GDS/travel agency of Automatic Schedule Changes (ASC).

•	Capture and validate IATA/ARC Terminal IDs, non-registered agency, or third-party account in Organizations.

•	Support Automated Inventory (AVS) LC, LA, and LR messages to and from CRS/GDS/ARS customers.

•	Process and reply to initial booking requests, change and cancel requests, and other update requests including DVD (divide number in party) and CHNT (change name) messages.

•	Calculate price and reply to CRS/GDS/ARS travel agency/carrier with the “amount due” for the external booking request.

•	View inbound Teletype communications with the CRS/GDS/ARS travel agencies within the PNR history.

•	View and process rejected Teletype messages.

•	Maintain travel agency and third-party Organization accounts.

•	Set last seat availability or inventory open/close trigger levels for CRS/GDS/ARS bookings.

•	Configure CRS/GDS/ARS booking configurations to allow or disallow: hold time, promotion codes, and agency payment automatic confirmation.

•	Specify which classes of service may be sold by the CRS/GDS/ARS.

•	Auto-debit agency credit account for PNR booked or use agency credit when an appropriate SSR or OSI message is received.

•	Automatically create credits for cancellation requests via booking configuration.

•	Support a set of IATA/ARIMP Special Service Requests (SSR/OSI) including seat requests.

•	Settle via Agency, Billing and Commission module functionality (optional).

•

Support for industry-standard group name formats and SSR GRPS for group requests originated by a CRS/GDS/ARS. Group names must include at least three (3) characters, including slashes and spaces. For example: 10IP/, 10IP/TOUR, 10IP TOUR, 10I/P, 10IPA.

•	Selectively allow holds for CRS/GDS/ARS bookings based on any combination of User Group, Fare Class, Agency ID, flight (Segment) number, flight (Segment) range, origin, or destination.

•	Apply payment to group bookings, including the ability to accept group deposits (i.e., partial payments) using AG credit accounts.

•	Consolidators to apply payment to exiting, on hold PNRs transferred to the consolidator by a sub-agency without making the process visible to the sub-agency.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically full availability participation) and for travel agency settlement.

General Features – CRS/GDS/ARS Type A/EDIFACT Booking Connectivity

•	Type A/EDIFACT Booking Connectivity includes all features listed in Type B/Teletype Connectivity for CRS/GDS as listed above, in addition to the following:

•	Support interactive selling via EDIFACT ITAREQ/RES messages.

•	Support PNR wrap-up via EDIFACT HWPREQ/RES messages.

•	Support session clear or terminate via EDIFACT CLTREQ/RES messages.

•	Accept and reply to sell requests for Segments (flights) marketed by Customer under their carrier code.

•

Support for IATA/AIRIMP Type A/EDIFACT Booking messages. The product has been certified with the following third-party CRS/GDS/ARS providers: *****, all of which support the IATA AIRIMP Type A/EDIFACT message formats.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically higher GDS participation levels) and for travel agency settlement and/or other carrier settlement.

General Features – CRS/GDS/ARS Type A/EDIFACT Availability Connectivity

•	Type A/EDIFACT Availability includes the ability to receive and reply to the following inbound Product Availability Offering messages:

•	Support for interactive availability via EDIFACT PAOREQ/RES messages.

•	Support for market-based availability EDIFACT Message Types 44 and 45.

•	Support for flight (Segment)-specific availability EDIFACT Message Types 46 and 47.

•	Return real-time availability for Segments (flights) marketed by Customer under their own carrier code.

•	Return a numeric inventory value for each class of service configured for use with the external system.

Exhibit A - 41

Hosted Services Agreement

•	Support for segment type indicators in a market request, including non-stop, direct/through, and connections.

•	Support multiple-airport (station) code (MAC) requests.

•	Accept and reply to market availability requests that contain a specific class of service.

•	Support for IATA/AIRIMP Type A EDIFACT Availability messages. The product has not been certified for use with any CRS/GDS/ARS provider at this time.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically higher GDS participation levels) and for travel agency settlement and/or other carrier settlement.

General Features – Instant Pay™ (requires Type B/Teletype or Type A/EDIFACT Booking Connectivity, as applicable, with partner(s))

•	Accept and process passenger or agency credit card for booking confirmation.

•	Auto-debit travel agency credit account for booking confirmation or debit agency credit when applicable SSR message is received.

•	Payment amount notification returned to travel agent via participating CRS/GDS.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Codeshare Distribution

General Features – Codeshare Distribution

•	Support for IATA/AIRIMP standard codeshare free-sale distribution using Option 2 or Option 4 Type B/Teletype formatting with host carrier as operating carrier and/or marketing carrier and;

•	Support codeshare schedules.

•	Support Option 2 or Option 4 booking requests.

•	Support automated inventory (AVS) messages to codeshare partner.

•	Support automated schedule change messages (ASC).

•	Support receipt, storage of IATA SSR ticket number notifications (TKNA, E, M) per passenger.

•	Control pricing and fares for codeshare segments.

•	Support fare class mapping with partner.

•	Support partner account payments, with ad-hoc or default IATA/agency accounts.

•	Support dual record locator and TRL messages.

•	Form of payment using payment methods used for other booking channels as enabled via New Skies reservation system configuration utility.

•	Unique codeshare indicator on reservation PNR displays.

•	Support interline through check-in of baggage.

•	Support optional booking record content of OA (other airline) passive/information segments.

•	Add OA passive/informational segments during the check in process to facilitate through baggage check-in.

•	View inbound teletype communications from codeshare partners within the PNR history.

•	Process and reply to initial booking requests, change and cancel requests, and other updates including DVD (divide number in party) and CHNT (change name) messages.

•	View and process rejected teletype messages.

•	Configure codeshare booking configurations to allow or disallow: hold time, promotion codes, and agency payment automatic confirmation.

•	Specify which classes of service may be sold by the codeshare partner.

•	Support a set of IATA/AIRIMP special service requests (SSR/OSI) including seat requests, ticket number advisories, passenger service information such as wheelchairs, pets, and more.

•	Settlement via Agency, Billing, and Commissions module functionality.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity (typically full availability participation) and for codeshare settlement.

Block Space Codeshare (non-automated booking inventory)

General Features – Block Space Codeshare (non-automated booking inventory)

•	Product support for block space codeshare distribution, host carrier as operating or marketing carrier.

•	Ability to sell codeshare inventory from availability displays.

Note: Contact NAVITAIRE for additional functionality available for related support processes and configuration available for non-automated booking inventory process for block space arrangements.

E-Ticket Issuance and Connectivity (from SkySpeed)

General Features – E-Ticket Issuance and Connectivity (from SkySpeed)

•

Generate the following TKTREQ ticketing messages to an Electronic Ticketing Interchange and Database Provider using standard EDIFACT version 03:2 (#130 Issue, #131 Display, #79 System Cancel, and #134 Exchange/Reissue).

•	Configure the data required to support Interline E-Ticketing in the NAVITAIRE system.

Exhibit A - 42

Hosted Services Agreement

•	Place host marketing codeshare and outbound interline bookings on a PNR queue for ticketing.

•	Issue host carrier validated adult and infant Interline E-Tickets using the NAVITAIRE system.

•	Reissue host carrier validated adult and infant Interline E-Tickets using the NAVITAIRE system.

•	Reissue adult and infant Interline E-Tickets issued by and validated on another carrier when E-Ticket number and applicable fare data is stored in the NAVITAIRE system.

•	Reissue adult and infant Interline E-Tickets issued by a GDS subscriber and validated on another carrier when E-Ticket number and applicable fare data is stored in the NAVITAIRE system.

•	Display host carrier validated E-Ticket data using the NAVITAIRE system.

•	Generate post-departure E-Ticket ‘Lifted/boarded’ status updates to an Electronic Ticketing Interchange and Database Provider using standard teletype ETL (E-Ticket List) messages.

•	Ability to transmit E-Ticket number data generated by the NAVITAIRE system via standard teletype automated SSR TKNE to host marketing codeshare and outbound interline carriers.

•	Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by and validated on another carrier that is not hosted in the NAVITAIRE system.

•	Accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on another carrier that is not hosted in the NAVITAIRE system.

•	Ability to accept and store E-Ticket number data transmitted via standard teletype automated SSR TKNE, issued by a GDS subscriber and validated on the host carrier’s accounting code.

•	Ability to store E-Ticket numbers in the NAVITAIRE system at the passenger and segment level.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements with an Electronic Ticketing Interchange and Database Provider as well as bi-lateral Interline E-Ticketing agreements with other carriers. Functionality is available on ***** and higher.

E-Ticket Display for externally hosted E-Ticket database (from SkySpeed)

General Features – E-Ticket Display for externally hosted E-Ticket database (from SkySpeed)

•	Generate the following TKTREQ ticketing message to an Electronic Ticketing Interchange and Database Provider using standard EDIFACT version 03:2 (#131 Display).

•	Display host carrier validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.

•	Display interline partner validated E-Ticket data stored in the host carrier’s external E-Ticket database, using SkySpeed.

•	Booking details displayed from partner from host carrier E-Ticket database.

Note: Customer is responsible for establishing an E-Ticket database hosting agreement with a third party vendor and negotiating the appropriate bi-lateral Interline E-Ticketing agreements with other airlines and any costs associated with such. Functionality is available on ***** and higher.

Limitations and Exclusions

•	E-Tickets displayed must be included in host carrier E-Ticket database.

•	E-Ticket will be displayed only when the host carrier is a participating carrier on the E-Ticket.

•	Only E-Tickets are included in E-Ticket display. For example, paper tickets will not be displayed.

•	Functionality that allows coupon status updates is not included.

•	E-Ticket number format supported is 13 digits.

•	Search to display E-Ticket is driven solely by E-Ticket number.

GoNow – Agent

General Features – GoNow – Agent

•	Agent login security and permission settings.

•	Integration with NAVITAIRE Terminal Emulator (NAVTE) to support SkyPort functions.

•	Search for and select passengers.

•	Display passenger, itinerary, and charge summary for selected passengers.

•	Assign or modify seat assignments.

•	Collect seat fees.

•	Advanced baggage functionality.

•	Support for special service requests (SSRs), with or without fees.

•	Add service fees to bookings.

•	Collect and authorize credit card and pre-paid payments.

•	Check-in confirmed and standby passengers for hosted segments.

•	Check-in using New Skies IATCI functionality.

•	Modify booking information.

•	Print and reprint boarding passes and passenger invoices.

•	Travel component search and manifest display.

•	Board passengers.

•	Security document collection and enforcement.

•	Receive interactive boarding directives (based on supported New Skies government security connections.)

•	Support of New Skies Fly-Ahead functionality.

•	Add and view booking comments.

Exhibit A - 43

Hosted Services Agreement

•	Display Aircraft Zone Report.

•	Support for SITA/CUTE interface. (Customer is responsible for certification.)

•	Support for ARINC/MUSE interface. (Customer is responsible for certification.)

Note: Functionality is compatible with ***** and higher. *****

Limitations and Exclusions

•	Off-line check-in functionality.

•

Common use support for ARINC, ULTRA, and RESA: Further development is required to interface with hardware peripherals for document printing and receiving inputs from the reader and scanning devices via common use API. Development and certification for these common use providers is not included with the GoNow base offering.

GoNow – Touch (Kiosk)

General Features – GoNow – Touch (Kiosk)

•	Self-serve check-in using a touch screen interface software application.

•

Support for CUSS hardware device interface framework, integrating with the hardware via the CUSS API as referenced in the Common Use Self Service technical Specifications Version 1.0 published by IATA.

•	Support for the following hardware devices (not currently certified with any CUSS provider):

•	API-boarding pass printer;

•	Magnetic card swipe;

•	Passport scanner; and

•	Bar code reader.

•	Support for multi-language interfaces using translation files provided by Customer.

•	Customization of GoNow–Touch pages with color themes and branding provided by Customer.

•	Retrieve reservation and select up to six (6) passengers for check-in and service via the following:

•	Credit card magnetic swipe, based on cardholder name stored in track data;

•	Confirmation number, using touch screen keyboard input; and

•	Passenger ID number (i.e., Passenger VIP number), using touch screen keyboard input.

•	Management of duplicate values resulting from multiple matching passenger names.

•	Display error message(s) for passengers who cannot be checked in, including add comment to booking.

•	Display and review itinerary details and flight status.

•	Select seat(s) from a graphical seat map, restricting configured blocked seats from being assigned.

•	Select number of bags.

•	Check in selected passenger(s).

•	Add customer ID to passenger record.

•	Print boarding pass(es).

•	Display input track data from CUSS hardware while in test mode.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity. *****

Limitations and Exclusions

•

Customer is responsible for scheduling and costs associated with common use certification, including additional development required to achieve ARINC CUSS certification (i.e., CUSS or ARINC required exception and deployment requirements).

•	Kiosk hardware support and monitoring is not included.

•	NAVITAIRE will provide default GoNow Touch web skins. Customer is responsible for development and testing of any branding, localization, and customization.

Customer Value and Recognition Rules Engine and Intelligent Seating

Includes:

•	Customer Value and Recognition Rules Engine.

•	Intelligent Seating.

•	Customer Value Based Irregular Operations and Schedule Changes.

•	Customer Value Seat Assignment Scheduler (Interface to Seat or Re-seat all Passengers on a Travel Segment).

•	Day of Departure FlyAhead Functions (Interface to Establish Alternative Same Day Travel and Associated Fees Offers).

Note: Features of this suite are available in a series of New Skies releases beginning with New Skies 3.2, with more features added in 3.3 and 3.4. New Skies target release 3.4 is considered the baseline release with all functionality listed in this section.

General Features – Customer Value and Recognition Rules Engine

•	Configure rules for customer value score.

•	Apply rules and score passengers in a PNR.

•	Rules based on certain PNR criteria (e.g., program level, fare, ancillary products, class of service, origin/destination).

•	Configure display value for passenger score range (e.g., High, Medium, Low).

•	Display customer value default score in SkySpeed and SkyPort.

•	Use customer value to set priority during operational disruptions (IROP) or schedule changes (reaccommodation).

Exhibit A - 44

Hosted Services Agreement

•	Use customer value during seat assignment scheduler service.

•	Use customer value to determine FlyAhead (same day confirmed) eligibility for operational involuntary or customer convenience offers.

•	Expose scoring service via APIs.

General Features – Intelligent Seating

•	Seat assignment by multiple factors, such as seat groups, togetherness, priority, seat sets, and uniform allocation.

•	Search for, view, and reserve seats with specific properties.

•	Mouse over seats to view seat properties.

•	Search for forward-facing seats.

•	Store seat preferences on the booking for reseating, including cancel-rebook.

•	Manage access to seat properties by role.

•	Create custom images for physical seat maps in all booking channels.

•	Vector-based seat maps.

•	Automatically re-assign seats during reaccommodation, IROP, and equipment swap.

•	Manage seat fulfillment with automated queues.

•	Track seat satisfaction and seating behavior with standard reports.

Advanced Features – Intelligent Seating

•	Seat assignment by additional factors, such as customer recognition value, origin/destination, zone, weight-balance, and segment optimization.

•	Create custom seat properties, including various options for search and seat assignment behavior.

•	Restrict seats based on SSR.

•	Use marketing configurations for flexible physical inventory and seat properties.

•	Automated moveable class curtain.

•	Modify physical inventory and seat properties daily according to travel segment or market.

•	Run on-demand reseating in AU Grid, SkySchedule and at the airport/station via GoNow.

•	Automatically seat passengers before departure, including batch processing.

•	Test and preview ad hoc reseating results.

•	View reseating progress in a Batch Job Viewer.

•	Configure seat assignment satisfaction threshold for passengers.

•	Track seat satisfaction at the travel segment level and booking/passenger level.

•	Manage seat fulfillment via automated reseating queue events.

Limitations and Exclusions

•	Interface is “as is” in SkySpeed.

•	There is no interface in SkyPort.

•	Functionality does not include SkySales customization.

•	Functionality is not supported in GDS or similar external channels - this is not an industry-based product.

Booking History Files

General Features – Booking History Files

•	Capture and store booking activity files from the Hosted Reservation Services to be used as input for a Revenue Management System.

•	Customer is responsible for formatting booking history files to be compatible with a third party Revenue Management System.

•	NAVITAIRE will provide the layout of the booking history file to Customer’s third party Revenue Management System services provider upon request.

Note: If Customer is not currently using a Revenue Management System, NAVITAIRE will store the booking history files until such time Customer determines they wish to use a Revenue Management System.

API Suites

General Features – Booking and Voucher API Suite

•	Obtain inventory and fare availability for travel segments (flight, train, bus, ferry, etc.) in a market.

•	Obtain inventory and fare availability for a whole itinerary.

•	Price an itinerary including all fares and taxes.

•	Display fare rule content.

•	Create or cancel bookings for specified travel segments (flight, train, bus, ferry, etc.).

•	Obtain SSR availability for specified travel segments (flight, train, bus, ferry, etc.).

•	Book or cancel specified SSR(s).

•	Retrieve a booking by record locator.

•	Provide a list of names.

•	Display seat maps for specified travel segments (flight, train, bus, ferry, etc.).

•	Assign or unassign seats on specified travel segments (flight, train, bus, ferry, etc.) for one or more passengers.

•	Accept schedule changes made to segments in a booking.

Exhibit A - 45

Hosted Services Agreement

•	Retrieve bookings by specified search criteria including 3rd party record locators.

•	Display booking history and payment information.

•	Retrieve stored baggage information by record locator.

•	Add, commit, and retrieve accounts and account transactions.

•	Manage queues, including add, update, and delete from a booking queue.

•	Search by lowest fare in a market for a number of days out. (Premium service in which additional Fees apply.)

•	Booking APIs can be used to develop and provide booking applications available on mobile devices.

•	Third-party vendor capabilities to create, void, and reinstate vouchers.

General Features – Check-in API Suite

•	Interact with third-party vendors, including kiosk check-in service providers.

•	Retrieve manifest or travel segment information.

•	Display seat maps.

•	Request or change seat assignments for specified passengers at time of check-in.

•	Confirm check-in status for specified passengers and generate boarding passes.

•	Generate baggage tags for specified passengers.

•	Reprint boarding passes for checked-in passengers.

•	Security control for check-in of selected passengers.

•	Generate Advance Passenger Information System (APIS) messages. (Premium service in which additional Fees apply.)

•	Check-In APIs can be used to develop and provide check-in services on mobile devices.

General Features – Weight and Balance API Suite

The Weight and Balance API supports data transfer between the Hosted Reservation Services and a third-party weight-and-balance application, as follows:

•	Schedule and Operational event data are sent to a dedicated travel queue so flight data and status can be retrieved via the API and used by a third-party weight-and-balance application.

•	The Webservice API method allows third parties to:

•	Retrieve flight details and flight event details; and

•	Retrieve summarized sales and check-in data.

•	The summarized passenger, passenger seat zone, baggage counts, and check-in status, can be requested at any time during the selling period through the post departure period.

Limitations and Exclusions

•	Summarized travel component information is provided at the leg level. Information is not provided at the thru or connecting Segment level.

•	Technical support or development needed to integrate with a third-party application is the responsibility of Customer.

•	Use of data to calculate and produce final weight-and-balance load instructions or compliance reports is Customer’s responsibility.

Negotiated Allotment (NegoAllotment)

General Features – Negotiated Allotment (NegoAllotment)

•	Search and view existing negotiated allotment contract details.

•	Create, update, and release allotment space.

•	Configure price per seat and fare rule options.

•	Restrict sales of allotment inventory to specified distributors.

•	Support for all standard reservation functions on allotment bookings.

•	Protect and re-accommodate allotment passengers and space.

•	User interface to administer contracts.

•	Support for integration with a contract management system and processing of name lists through the Allotment API, which includes the following:

•	Search and view existing negotiated allotment contract details.

•	Create, update, and release allotment space.

•	Configure price per seat and fare rule options.

•	Add, commit, and retrieve accounts and account transactions.

•	Access to the Negotiated Allotment (NegoAllotment) functionality.

•	Support for tour operator fares using negotiated fares.

Limitations and Exclusions

•	Booking of blocked space via SkySales and GDS booking channels are not supported.

•	Requires Allotment API Suite add-on functionality.

•	Name lists are not supported; this is handled via the Booking API.

Hosted Web Check-in

General Features – Hosted Web Check-in

•	Retrieve passenger and travel component information by information such as credit card, record locator, travel component/passenger name, and customer number.

Exhibit A - 46

Hosted Services Agreement

•	Display seat maps.

•	Request or change seat assignments for specified passengers.

•	Confirm check-in status for specified passengers.

•	Generate boarding passes.

3-D Secure Programs

General Features – 3-D Secure Programs

•

Support for Verified by Visa and MasterCard Secure Code (3-D Secure Programs), which are optional programs, available at additional cost, for Customer to participate in with their acquiring banks and/or payment service provider. Functionality is fully dependent upon the acquiring bank and/or payment service provider.

•	Ability to send passenger credit card detail to Cardinal Commerce.

•	Ability to receive 3-D Secure response from Cardinal Commerce.

•	Ability to continue processing for transaction within New Skies based upon response from Cardinal Commerce, either continue to authorization or decline transaction.

•	Ability to pass response from Cardinal Commerce to authorization and/or settlement file.

•	A timeout with Cardinal Commerce, length as configured in SkyPay, will bypass 3-D Secure and continue with authorization.

Limitations and Exclusions

•	NAVITAIRE’s responsibility is limited to sending the data to Cardinal Commerce and continuing processing within New Skies based upon the response from Cardinal Commerce.

•	NAVITAIRE has no responsibility as to the evaluation of the credit card 3-D Secure status.

•	NAVITAIRE has no responsibility as to the security of the credit card data once that data is passed to Cardinal Commerce.

•

Agreement on the 3-D Secure scope, processing, functionality and any applicable Cardinal Commerce costs are the responsibility of Customer and are subject to separate agreement between Cardinal Commerce and Customer, to the exclusion of NAVITAIRE.

Dynamic Currency Conversion (DCC)

General Features – Dynamic Currency Conversion (DCC)

•

Allows the cardholder to connect to a third-party vendor, who facilitates payment for an international transaction in their local currency. The Foreign Currency Exchange Provider works with acquiring banks to offer multiple currencies, which are then made available to Customer and cardholder.

•	Sends a call to the core New Skies system to check if DCC is available for the card being entered and returns the result to SkySales without leaving the payment page.

•	Supports:

•	Foreign Currency Exchange rate lookup and retrieval.

•	Reporting to identify and track DCC acceptance.

•	Payment reporting details transactions and currencies.

Limitations and Exclusions

•	Foreign Currency Exchange rate lookup and retrieval requires separate commercial agreement directly with an approved vendor.

•	Currency Conversion is only available on Visa and MasterCard credit card transactions.

•	NAVITAIRE cannot guarantee the validity of the rates provided by any Foreign Currency Exchange Provider.

Multi-Currency Conversion (MCC)

General Features – Multi-Currency Conversion (MCC)

•	To be provided

Limitations and Exclusions

•	Foreign Currency Exchange rate lookup and retrieval requires separate commercial agreement directly with RBS for their “FX Micropay” product.

•	Available for SkySales bookings only.

•	Acquiring Bank must provide multi-currency merchant account.

•	NAVITAIRE cannot guarantee the validity of the rates provided by any Foreign Currency Exchange Provider.

Data Store Products

General Features – Data Store

•	The Data Store (DS) offers customers read only access to ***** of data in the Operational Data Store (ODS) and Data Warehouse (DW) for custom reporting needs.

•	Customers cannot create custom objects in or modify the ODS or DW data.

Exhibit A - 47

Hosted Services Agreement

•	Standard New Skies reports continue to run against the ODS.

•	NAVITAIRE provides the following services for the Data Store:

•	Delivery of data committed to the New Skies database via replication articles, typically *****

•	Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.

•	Supports ***** user logins.

•	Documentation includes the data model, training curriculum, and explanations of the Data Store architecture, replication, and support processes.

Note: Due to the detailed transactional nature of the data store database, this product supports custom reports but is not suited for large, time consuming queries (e.g., table scans to summarize large time frames of detailed data) or data Extraction, Transformation, and Loading (ETL) purposes. If replication to the ODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store that result from NAVITAIRE’s hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer’s use of the Data Store are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Data Store will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agreement.

Limitations and Exclusions – Data Store

The Data Store is not equipped to support the following: Reports, extract processes, or applications that have time-critical needs (e.g. government security, airport check-in, boarding, baggage, or other time-critical operational reports or data feeds) or interactive applications that enable inserting, adding, or updating reservation data. The New Skies Web Service APIs have been designed to support these functions.

Note: There are no response time commitments for the Data Store. Service level measurements and/or penalties do not apply for replication delays.

General Features – Data Store Workbench

•

The Data Store Workbench (DSW) offers customers read only access to the Operational Data Store (ODS) and Data Warehouse (DW) data, as well as read/write access to the Data Store Workbench (DSW) database, for custom reporting, extraction, transformation, and loading.

•	Customers can create and store custom objects in the DSW database, located on the same physical server as the ODS and DW, but cannot create custom objects in or modify the ODS or DW data.

•	The DSW database size is capped *****

•	Database user privileges are limited to DDL_ADMIN.

•	NAVITAIRE IT staff provides basic database administration services for the DSW database which include standard data backup and recovery support.

•	Job scheduling is not permitted on the DSW database server. If implemented, customers will host scheduling services on their servers at their location (e.g., SQL Server Integration Services packages).

•	Standard New Skies reports continue to run against the ODS.

•	NAVITAIRE provides the following services for the Data Store Workbench:

•	Delivery of data committed to the New Skies database via replication articles, typically *****

•	Transactional Data Integrity where the data committed to the New Skies database are replicated to the DS.

•	Supports ten (10) standard user logins and ***** user login.

•	Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication, and support processes.

Note: This product is designed for light custom reporting and moving reservations data to another database, data warehouse, or other system outside of the New Skies environment for processing. Due to the detailed transactional nature of the data store database, this product does not support heavy data processing tasks. If replication to the ODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Data Store Workbench that result from NAVITAIRE’s hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer’s use of the Data Store Workbench are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Data Store Workbench will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agreement.

Limitations and Exclusions – Data Store Workbench

The Data Store Workbench is not equipped to support the following: Reports, extract processes, or applications that have time-critical needs (e.g. government security, airport check-in, boarding, baggage, or other time-critical operational reports or data feeds) or interactive applications that enable inserting, adding, or updating reservation data. The New Skies Web Service APIs have been designed to support these functions.

Note: There are no response time commitments for the Data Store Workbench. Service level measurements and/or penalties do not apply for replication delays.

General Features – Enhanced Data Store

•

The Enhanced Data Store (EDS) offers customers the same features as the Data Store Workbench (DSW) and provides greater reporting flexibility to separate critical standard reporting from heavy, ad-hoc reporting. The Enhanced Data Store (EDS) provides an additional copy of the Operational Data Store (ODS) and is designed to support special reporting and ETL, read-only needs.

Exhibit A - 48

Hosted Services Agreement

•	Customers can create and store custom objects in the DSW database, located on the same physical server as the ODS and DW, but cannot create customer objects in or modify the EDS data.

•

The primary distinction between the EDS and DSW products is that the EDS is designed to provide significantly more processing power by offloading the ETL, custom reporting, and custom queries to dedicated hardware.

•	Standard New Skies reports continue to run against the ODS.

•	NAVITAIRE provides the following services for the Enhanced Data Store:

•

Delivery of data committed to the New Skies database via replication articles, typically *****Transactional Data Integrity where the data committed to the New Skies database are replicated to both the DS and EDS.

•	Supports ten (10) standard user logins and ***** user login.

•	Documentation includes the data model, training curriculum, and explanations of the data store architecture, replication, and support processes.

Note: If replication to the ODS is delayed due to demanding user queries, NAVITAIRE reserves the right to abort such queries. Operational issues with the Enhanced Data Store that result from NAVITAIRE’s hosting environment or staff will be addressed and corrected by NAVITAIRE. Identification and/or correction of issues resulting from Customer’s use of the Enhanced Data Store are billable on a time and materials basis. Questions, consulting requests, or other training and informational needs related to the Enhanced Data Store will be obtained by following the standard Work Order process and contracting with Navitaire Professional Services (NPS). These services are not provided as part of this Agreement.

Limitations and Exclusions – Enhanced Data Store

The Enhanced Data Store is not equipped to support the following: Reports, extract processes, or applications that have time-critical needs (e.g. government security, airport check-in, boarding, baggage, or other time-critical operational reports or data feeds) or interactive applications that enable inserting, adding, or updating reservation data. The New Skies Web Service APIs have been designed to support these functions.

Note: There are no response time commitments for the Enhanced Data Store. Service level measurements and/or penalties do not apply for replication delays.

Extended PNR Archiving

General Features – Extended PNR Archiving

•	General Features, Limitations, and Exclusions of PNR Archiving are applicable for the Extended PNR Archiving.

•	Retains PNR data in the Extended PNR Archive as long as specified in Exhibit K of the Agreement.

Note: If Extended PNR Archiving is not selected by Customer, PNR data will be removed from the production system ***** after the last flight segment in a PNR has been marked as flown or no-show.

Ticket Services and Sales Data Interchange (TCN File)

General Features – Ticket Services and Sales Data Interchange (TCN File)

•	User interface to update ticket ranges in use, including MCOs, MPDs and Refunds.

•	Assigns a document number to each booking.

•	Converts all ticketless booking data into ticketed type records.

•	Daily file of sales, exchanges, refunds, lifts and no-shows.

•	File format conforms to NAVITAIRE TCN specification.

Note: Customer must obtain a range of ticket numbers which can be used in this New Skies module specifically for reporting New Skies data to a third-party passenger revenue accounting system.

Low Fare Finder

General Features – Low Fare Finder

•	Ability to search for the lowest fares within a specified time frame (up to a ***** period on either side of a target date and in a user-specific market).

•	Search results display the lowest fares in a calendar format within the specific time frame.

•	Ability to allow passenger to view promotional fares without forcing passenger to conduct a search.

•	Ability to allow passenger to view all available flights over a range of dates, rather than limiting search to a single departure date and arrival date.

Limitations and Exclusions

•	Service Level targets and/or penalty/rebate calculations do not apply for this product or for any Service Level issues caused by this product.

•

Tests have been performed on the functionality to confirm basic operating requirements, but in the event that the Low Fare Finder functionality is determined to have impact on other functions, NAVITAIRE reserves the right to temporarily disable functionality.

Exhibit A - 49

Hosted Services Agreement

All-Inclusive Pricing

General Features – All-Inclusive Pricing

•	Provides Customer with the ability to build base fares and then configure the system to display the all-inclusive price in SkySpeed, SkySales, and SkyPort.

•	Provides Customer with the ability to implement a flexible solution, disclosing unavoidable costs associated with the booking at the time of sale, only when specifically configured to do so.

•	Ability to configure by market and by specific user role (“All Markets” setting is available).

•	Displays a combined base fare plus all applicable taxes and travel fees for the passenger.

Limitations and Exclusions – All-Inclusive Pricing

•	The system will only apply taxes and additional travel fees as set up by Customer.

•	Does not communicate an all-inclusive price to CRS/GDS/ARS booking channels.

Disaster Recovery Services

General Features – Disaster Recovery Services

Disaster Recovery Services will provide a backup location for the Hosted Reservation Services Base Functionality. If Disaster Recovery Services are not selected in Section 2 of Exhibit A, no backup environment will exist for Customer at a site geographically independent from the primary data center. Customer understands that there is an inherent risk to declining Disaster Recovery Services. Customer has chosen to DECLINE Disaster Recovery Services.

FTP Connectivity for Operational Messages

General Features – FTP Connectivity for Operational Messages – Outbound Messaging

•	Deliver outbound messages to a single IP address, as an alternate to Type B/Teletype delivery.

•	Outbound messages adhere to the same formats and data structures outlined in the New Skies GDS Reference Guide.

•	Support for the following outbound message types:

•	ADL - Additions and Deletions List

•	BSM - Baggage Service Message

•	MVT - Aircraft Movement message

•	NAM - Lid/Sold custom message

•	PIS - Advanced Passenger Information System

•	PNL - Passenger Name List

•	PXA - Actual Passenger ‘checked-in’ counts

•	PXB - Actual Passenger ‘booked’ counts

General Features – FTP Connectivity for Operational Messages – Inbound Messaging

•	Receive inbound messages to an established FTP account as an alternative to Type B/Teletype.

•	Process inbound messages from the FTP account, consistent with processing messages received via Type B/Teletype connectivity.

•	Inbound messages adhere to the same formats and data structures outlined in the New Skies GDS Reference Guide.

•	Support for the following inbound message types:

•	MVT - Aircraft Movement message

•	OPS - Weather/Flight-Release file

•	PFS - Passenger Final Status

•	PXA - Actual Passenger “checked-in” counts

•	PXB - Actual Passenger “booked” counts

Limitations and Restrictions

•

The FTP message transport service is not guaranteed like Type B/Teletype delivery. If there is a failure during message transmission, data may be lost. However, the circuits and servers supporting this feature in the ESC environment are stable and do not normally experience issues.

•

Messages delivered via FTP connectivity are transmitted over a private connection to Customer’s FTP server. They are not transmitted over the internet due to security concerns and/or industry compliance standards.

•	Customer is responsible for forwarding Outbound FTP messages from their FTP server to the final destination, when required. NAVITAIRE does not transmit FTP messages directly to the final destination.

FTP Connectivity for XML Itineraries

General Features – FTP Connectivity for XML Itineraries

•	Deliver outbound messages to a single IP address.

•	Support for the following outbound message types:

•	XML Itineraries

Limitations and Restrictions

•

The FTP message transport service is not guaranteed like Type B/Teletype delivery. If there is a failure during message transmission, data may be lost; however, the notification infrastructure supporting this feature is stable and does not normally experience issues.

Exhibit A - 50

Hosted Services Agreement

•

Messages delivered via FTP connectivity are transmitted over a private connection to Customer’s FTP server. They are not transmitted over the internet due to security concerns and/or industry compliance standards.

•	Customer is responsible for forwarding Outbound FTP messages from their FTP server to the final destination, when required. NAVITAIRE does not transmit FTP messages directly to the final destination.

•	For itinerary transmission via notification services, the transmission is done in the clear-text and no sensitive data should be included. Customer should “mask” the data.

Type B/Teletype Connectivity for Operational Messages

General Features – Type B/Teletype Connectivity for Operational Messages

Outbound Messaging

•	Deliver outbound messages to Type B/Teletype addresses.

•	Outbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•	Support for the following outbound message types:

•	ADL - Additions and Deletions List

•	BSM - Baggage Service Message

•	MVT - Aircraft Movement message

•	NAM - Lid/Sold custom message

•	PNL - Passenger Name List

•	PXA - Actual Passenger ‘checked-in’ counts

•	PXB - Actual Passenger ‘booked’ counts

•	PAL - Passenger Assistance List

•	CAL - Change Assistance List

•	Support for the following for PAL/CAL messages:

•	Meets requirements identified in IATA Document 1708a, Any Passenger Assistance List (PAL) and Change Assistance List (CAL) messages will be forwarded via Type-B Messaging.

•	A PAL list will be generated one time for each designated flight.

•

A CAL list will be generated only if there are changes since the delivery of the flight’s initial PAL list. Multiple CAL lists may be generated, if necessary, due to subsequent changes to passenger information and their reduced mobility qualification status (add, change, delete).

•	PAL and CAL lists are automatically generated and contain the following information:

•	Flight Information

•	Passenger name

•	SSR code (BNLD, DEAF, DPNA, MAAS, WCHC, WCHR, WCHS)

•	Flight Details

•	One inbound connection

•	One outbound connection

•	If a designated flight has no PRMs on board, a PAL and/or CAL list is still generated. In such cases, a NIL value is provided.

Inbound Messaging

•	Receive inbound messages to a Type B/Teletype address.

•	Process inbound messages received via Type B/Teletype connectivity.

•	Inbound messages adhere to the same formats and data structures outlined in the New Skies Type B/Teletype Messaging Reference Guide.

•	Support for the following inbound message types:

•	MVT - Aircraft Movement message

•	OPS - Weather/Flight-Release file

•	PFS - Passenger Final Status

•	PXA - Actual Passenger “checked-in” counts

•	PXB - Actual Passenger “booked” counts

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Type B/Teletype Connectivity for AVS Messages

General Features – Type B/Teletype Connectivity for AVS Messages

•	Deliver Type B/Teletype Availability Status (AVS) Messages either automatically or manually to selected partner.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

MQSeries Connectivity for Operational Messages

General Features – MQSeries Connectivity for Operational Messages

•	Receive inbound messages and deliver outbound to the final destination as an alternate to Type-B/Teletype delivery

•	Provides for improved support from the NAVITAIRE operations and support teams.

•	Provides a higher degree of reliability when compared to FTP type messaging and has built error handling, correction, and retry logic.

•	Provide for Type B/Teletype guaranteed delivery.

•	Support for receipt of any message or data with a Type B/Teletype header over the MQ links.

•	Outbound messages adhere to the same formats and data structures as outlined in the New Skies Type B/Teletype Messaging Reference Guide.

Exhibit A - 51

Hosted Services Agreement

Limitations and Restrictions

•	Available only for hosted Customers that have their own MQ Server.

•	NAVITAIRE will transmit via MQ series directly to the final destination.

•	Standard Schedule Messages (SSM) and/or Ad-hoc Schedule Messages (ASM)

Standard Schedule Messages (SSM) and/or Ad-hoc Schedule Messages (ASM)

General Features – Standard Schedule Messages (SSM) and/or Ad-hoc Schedule Messages (ASM)

•	Receive and send the following SSM sub-messages: NEW, TIM, REV, EQT, FLT, ADM, RPL, SKD, CNL

•	Receive and sent the following ASM sub-messages: NEW, TIM, RRT, EQT, CON, FLT, ADM, RPL, CNL

•	Update individual flight lines via SSM as opposed to the now standard SSIM process.

•	Update individual flight dates via ASM (operational changes).

•	Target individual partners on a message / sub-message basis with outbound SSM’s and ASM’s.

•	Setup an email distribution list that is contacted when an SSM results in the creation of a reaccommodation batch.

•	Process TTY queue entries for rejected messages that failed to process within New Skies.

•	Messages are delivered by either Type B/Teletype or FTP.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Limitations and Exclusions

•	SSM’s not currently supported: ACK, NAC, REV, RSO

•	ASM’s not currently supported: RIN, ACK, NAC

Note: Ad-hoc Schedule Messages (ASM) are only supported on New Skies release 3.4.5 or higher

Advanced Passenger Information System (APIS)

General Features – Advanced Passenger Information System (APIS)

•	Collect via travel document information from various sources during the booking process and at check-in. (Some restrictions apply based on government requirements.)

•	APIS is supported in the following products:

•	Call center applications (SkySpeed)

•	Airport (SkyPort) via passport scanner or manual input

•	API (booking and check-in)

•	GDS

•	Codeshare

•	System supports document verification processes during check-in and passenger boarding (as required).

•	APIS data is transmitted via SITA/ARINC in UN-EDIFACT/PAXLST format with the following information:

•	Flight

•	Passenger

•	Travel Documents (mandatory and optional)

•	Functionality is available in ***** and higher.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

APIS Quick Query (AQQ)

General Features – APIS Quick Query (AQQ)

•	Request real-time automated screening and processing of passenger data prior to printing a boarding pass.

•	Process can be invoked via:

•	Web Check-In

•	Airport Counter Check-In

•	Kiosk Check-in

•	Boarding Process

•	Includes integration with SkySpeed, SkySales, New Skies Reports, and core New Skies processing.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Electronic Borders (E-Borders)

General Features – Electronic Borders (E-Borders)

•	Generate a Passenger Check-in message in UN-EDIFACT/PAXLST format for all checked in passengers, or checked in and boarded passengers, with verified documents.

•	Determine transmission time of the Passenger Check-in message based on airline preference.

•	Generate a Passenger Departure message in UN-EDIFACT/PAXLST format for all checked in and boarded passengers at flight close.

Exhibit A - 52

Hosted Services Agreement

Limitations and Exclusions

•	Airline should verify the document status during the check-in period and after boarding to confirm all passengers have verified documents.

Customs and Border Protection (CBP) PNR Push

General Features – Customs and Border Protection (CBP) PNR Push

•	Push PNR data to US Customs and Border Protection for reservations where one or more Segments are for travel inbound to or outbound from the United States.

•	PNR data push will be performed upon completion of initial booking, modification to booking, and flight close.

•	Data will be provided in plain text form.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Inter Airline Through Check-in (IATCI)

General Features – Inter Airline Through Check-in (IATCI)

•	Generate through check-in messages to another airline’s departure control system.

•	Generate through check-in update messages to another airline’s departure control system.

•	Generate through check-in cancel messages to another airline’s departure control system.

•	Print boarding passes with seat assignments for flights operated by another airline.

•	Exchange baggage details and APIS information via through check-in messages.

•	Check in host carrier passengers when through check-in queries are received.

•	Update host carrier passenger data when through check-in update messages are received.

•	“Uncheck” host carrier passengers when through check-in cancel messages are received.

•	Respond to boarding pass reprint queries received from another airline.

•	Support IATA EDIFACT version 03:1 for through check-in messages.

Secure Flight

General Features – Secure Flight

•	Collect Secure Flight Passenger Data (SFPD) through all booking channels and during the check-in process.

•	Create and transmit SFPD UN-E DIFACT messages to the United States Department of Homeland Security (US-DHS) message router for passengers.

•

Collect Gate Pass Holder information with subsequent creation and transmission of SFPD Gate Pass UN-EDIFACT messages to US-DHS message router prior to issuance of gate passes via SkyPort. The gate pass is a document issued to non-travelers, allowing them entry though airport security to a sterile area normally reserved for passengers.

•	Process US-DHS response messages by assigning boarding pass printing results and Electronic System for Travel Authorization (ESTA) status to the passenger.

•	Process US-DHS unsolicited messages by creating and transmitting acknowledgement messages to the US-DHS router.

•	Evaluate the Boarding Pass Printing Result and ESTA status during the check-in and boarding process.

•	Display the Boarding Pass Printing Result and ESTA status in SkyPort.

•	Perform batch and interactive transmission of SFPD messages during the Secure Flight transmission window (the 72 hours prior to departure).

•	Collect, store, and include Passenger Redress Number in SFPD messages.

•	Collect, store, and include Known Traveler Number in SFPD messages.

Note: Customer is responsible for negotiating and maintaining the appropriate agreements and any costs associated with the other host provider(s) for this connectivity.

Limitations and Exclusions

•	Transmission of crew data is not supported.

•	Domestic to domestic international flights for United States carriers (e.g. ORY to NCE).

•	Receive Passenger Redress number and Known Traveler number is not currently available via IATCI messaging.

•	Additional industry or IATA requirements not specifically included above.

Travel Commerce Services

General Features – Travel Commerce Services

•	Search for and book ancillary components in SkySales or SkySpeed as part of the travel booking process and store the component within the Super PNR.

•	Search for and book ancillary components in SkySales or SkySpeed without travel components and store the component(s) within the Super PNR.

Exhibit A - 53

Hosted Services Agreement

•	View the Travel Commerce components in an existing PNR, including Supplier confirmation number and other relevant booking details.

•	Add an ancillary component to an existing booking through SkySales or SkySpeed.

•	Cancel an ancillary component booking from SkySpeed or SkySales.

•	Locally host inventory for insurance.

•	Configure product availability by supplier and location.

•	Include ancillary components in the traveler’s itinerary email notification.

•	Configure markups within a component’s pricing for locally hosted components.

•	Store supplier confirmation numbers within the Super PNR.

•	Add a markup by supplier.

•	Specify cancellation fees by supplier.

•	Aggregate available products from multiple Suppliers in a single search result.

•	Manage product inventory as a retail item, free-sell, or inventory by day (i.e., block space).

•	Query multiple sub-locations within a parent location during a single product search.

Supplier Connectivity

•	Support for direct interfaces to Content Providers via XML API connections. List of available connections is subject to change and will evolve with each product release.

•	Additional connections can be requested through the enhancement process or via a NAVITAIRE work order.

Standard Reports (Travel Commerce specific)

Reports are viewed on-line via a browser interface.

•	The following standard reports related to Travel Commerce functionality are available:

•	Ancillary Services Summary - Summary of revenue by provider.

•	Ancillary Services Detail - Transaction level report.

•	Insurance Report - Details by transaction on each policy sold/canceled.

•	Car Rental Report - Details by transaction on each car rental booking or cancellation

Note: Reports may be added to, deleted, modified, changed, eliminated, or substituted at the discretion of NAVITAIRE at any time.

Loyalty Services

General Features – Loyalty Services

•	Ability to set up the parameters of Customer’s Frequent Traveler Program.

•	Ability to upgrade or downgrade a member account.

•	Ability to track customer travel by points/miles/credits for flown segments.

•	Ability to look up and adjust members’ accounts.

•	Built-in rules engine for configuring awards and promotions. Each rule has an effective and discontinue date, and includes the ability to define award rules using numerous criteria:

•	Ability to test rules in the Rules Engine.

•	Supports two options for computing points:

•	Fixed amount (e.g. 1 point for every segment flown); and

•	Percentage amount (e.g. 10% of the fare as points, or 50% of the mileage).

•	Supports accrual of qualifying (elite) points/ mileage/ credits while accruing redeemable points.

•	Supports multi-level programs such as silver/gold/platinum.

•	Supports automatic upgrades and downgrades to/from a higher status level.

•	Supports expiration of points after a specified time period.

•	Customizable on-line account statement.

•	Service desk UI for adding missing flight credits, customer service adjustments, researching activity, etc.

•	Support for call center redemptions.

•	Support for points fares published in SkyFare.

•	Support for third-party accruals via batch file of API, including accrual rules engine with different criteria for each partner type.

•	Support for retro credit for past flight requests through the call center.

•	Supports reverse redemption with the ability to maintain and observe original expiration dates.

•	Supports an Error Log with a descriptive reason included in the detail. Ability to sort by field names.

•	Reports:

•	Flight Redemption Activity - detail report of host flight redemptions;

•	Redemption Activity - report of redemptions by third-party partners;

•	Host Accrual Activity Summary - summary of all accrual activity;

•	Partner Accrual Activity Summary - summary of all accrual activity, which can be filtered by partner;

•	Loyalty Program Member Accrual - report with accrual details by program member;

•	Outstanding Award point balance for use in accounting to track outstanding liability;

•	Adjustment report - report of manual adjustments made to customer accounts; and

•	Recognition Level Log and Summary Reports- includes manual an automatic upgrade details.

•	Ability for members to register on-line and manage on-line profile.

Loyalty Services – New Skies interfaces

•	Real-time interface for boarded passengers for posting points at time of boarding of flight close.

•	Integration for market distances and customer levels.

•	Integration of member account statement into SkySpeed 360 degree passenger profile view.

Exhibit A - 54

Hosted Services Agreement

7	Customer Hardware, Software, Connectivity and Network Requirements

7.1	Upgrades. Customer is required to maintain the latest version ***** of supported NAVITAIRE and ***** related third party software as directed by the NAVITAIRE Support Center, *****. Upon receipt of upgraded software, newer versions of software, or notification of third party software updates, Customer must update their software versions within *****. Failure to complete the advised upgrades may result, at NAVITAIRE’s option, in the suspension of Included Support as described in this Exhibit A, Section 5.

7.2	Equipment Specifications. These equipment specifications outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Reservation Services and applicable products. Unless otherwise specified in this Agreement, the equipment and software listed below are the responsibility of Customer. This list may not be all-inclusive, depending on the technical requirements of Customer.

All specifications are subject to change. Customer will be provided with not less than thirty (30) days’ notice of incremental hardware upgrade requirements.

Call Center PC/Workstation (for SkySpeed)

•	Processor: Intel Pentium class processor (any speed greater than 1 GHz). This includes Pentium 4 and M class machines.

•	Disk space: Minimum of 10 GB of hard disk space for operating system and NAVITAIRE software.

•

Operating system: Microsoft Windows version currently supported via standard Microsoft support. Customer must upgrade workstations to the .NET 3.5 SP1 release if running clients such as SkySpeed on New Skies release 3.2 or higher. This is a free downloadable upgrade available from Microsoft.

•	Monitor: 15” color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.

•	Memory: Minimum of 256 Megabytes of RAM.

•	Network interface card: 100MB Network Interface Card (TCP/IP protocol).

•	Mouse: PS/2 Mouse or other Microsoft Compatible Pointing Device.

Airport Check-in PC/Workstation (for Skyport)

•	Processor: Intel Pentium class processor (any speed greater than 500 MHz). This includes Pentium II, and Pentium III class.

•	Disk space: Minimum of 4 GB of hard disk space for operating system and NAVITAIRE software.

•	Operating system: Airport Check-in software runs with the terminal emulation software listed below and Microsoft Windows XP or Windows 7 if running NAVITAIRE’s NAVTE.

•	Monitor: 15” color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.

•	Memory: Minimum of 128 megabytes of RAM.

•	Network interface card: 100MB Network Interface Card (TCP/IP protocol).

•	Mouse: Mouse or other Microsoft Compatible Pointing Device.

•	Terminal emulation software: NAVITAIRE Terminal Emulator per client workstation.

•	Serial ports: Minimum of two required.

Airport PC/Workstation (for GoNow – Agent UI)

•	Processor: Intel Pentium class processor (any speed greater than 1 GHz). This includes Pentium 4 and M class machines.

•	Disk space: Minimum of 10 GB of hard disk space for operating system and NAVITAIRE software.

•

Operating system: Microsoft Windows version currently supported via standard Microsoft support. Customer must upgrade workstations to the .NET 3.5 SP1 release if running clients such as GoNow on New Skies release 3.2 or higher. This is a free downloadable upgrade available from Microsoft.

•	Monitor: 15” color SVGA monitor (minimum of 1024x768 resolution). Non-interlaced monitors recommended.

•	Memory: Minimum of 256 Megabytes of RAM.

•	Network interface card: 100MB Network Interface Card (TCP/IP protocol).

•	Mouse: PS/2 Mouse or other Microsoft Compatible Pointing Device.

Exhibit A - 55

Hosted Services Agreement

Airport Peripheral Equipment

Bag Tag Printers

•	IER or VidTroniX bag tag printers with TCP/IP, Serial, or Parallel connections.

•	Specific models compatible with NAVITAIRE Hosted Services systems available upon request.

•	The manufacturer of the printer may supply additional bag tag stock information and specification.

•	Epson L90 bag tag printer with USB connection.

•	Characteristics controlled by the software driver.

•	Uses small rolls of paper.

•	ARINC/SITA Common Use Environments.

Boarding Pass Printers

•	Epson TMT-88 or TMT-90 thermal receipt printers. Specifications for thermal roll stock are available from the printer manufacturer.

•	ARINC/SITA Common Use Environments.

New Skies Reports

The supported browsers for New Skies Reports are Microsoft browser versions currently supported via standard Microsoft support and Internet Explorer 8 working in IE7 compatibility mode.

Print Server

•	Hardware Requirements

Equipment must be found on the Microsoft HCL (http://www.microsoft.com/whdc/hcl/default.mspx)

•	Single/Dual Processor Intel Pentium XEON Class server

•	2 GB RAM

•	72GB of available hard disk space

•	100MB Ethernet Adapter

•	Software Requirements

•	Microsoft Windows Server 2008

•	Microsoft Printing Services (installed from Windows Operating System CD)

•	Supported Windows Server 2003 Print drivers for all print devices (See print device details below)

•	Technical documentation for setting up Printing for Windows Server 2003

http://www.microsoft.com/technet/prodtechnol/windowsserver2003/library/ServerHelp/f119ea8c-834e-4dd0-9744-6c7cc879ddba.mspx

•	Print Device Requirements

•	Ethernet/IP (LPR/LPD) enabled printers

•	PCL 5 compliant / HP LaserJet 2100 (driver supported/PCL5)

•	Requires a manufacture or Microsoft supported driver for Windows Server 2003 (not Windows XP/2000)

•	Generic Plain Text Driver supported

•	Additional Recommendations

•	Printers should be PCL5 compliant (able to utilize the HP LaserJet 2100 print driver). The 2100 print driver in the Microsoft Windows platform is the most generic PCL5 print driver.

•	Printers should have the ability to print using the Generic plain text print driver that ships with Windows Server 2003.

Email Server

•	Must be scalable and robust to handle anticipated email volume for receipt emailing to passenger.

•	Refer to email software instructions and technical documentation for proper hardware configuration.

•	Customer may consider third party email hosting or email broadcast services available.

•	Software Requirements

•	SMTP compatible mail server

•	Host relaying must be supported (configured to allow SMTP relay from NAVITAIRE network)

Microsoft Recommended Solution:

Exchange Server 2010: http://www.microsoft.com/exchange/default.mspx

Setup for Mail relay for Exchange Server 2010: http://support.microsoft.com/default.aspx?scid=kb;en-us;260973

Network Hardware, Software, and Data Circuits

•

Data Circuits: Customer must already have or must install the necessary equipment and circuits to support their primary call center sites and remote locations, including field stations. NAVITAIRE requires a LAN/WAN network supporting TCP/IP protocols.

•	Routers, DSU/CSUs, and Modems: Customer should contact NAVITAIRE for recent information regarding recommended routers and other network communication equipment.

•

IP Addressing: NAVITAIRE requires that Customers present NAVITAIRE with an Internet Registered IP address for all traffic from Customer workstations or devices that require connectivity to the Hosted Reservation Services by utilizing either: (a) the actual Internet Registered IP address assigned to a Customer workstation or device or (b) a NAT (Network Address Translation) configured on Customer’s network equipment which changes the source IP address of the Customer workstation or device to an Internet Registered IP address prior to communicating with NAVITAIRE.

•

Customer Provided Data Circuits: NAVITAIRE requires a review of the proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, NAVITAIRE will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by Customer and the third party supplying the data circuit(s).

Exhibit A - 56

Hosted Services Agreement

7.3	Third Party Software. Customer is required to purchase directly from providers other related third party software licenses necessary to use the Hosted Reservation Services, including the following:

•	Local network server operating system(s) license: Microsoft Windows NT 4.0, Novell, or similar Operating System supporting TCP/IP protocols.

•	Reporting: Microsoft Reporting Services for New Skies report development and access.

•	Airports: Re-certification of the ARINC/SITA emulators to support the New Skies airport interface.

7.4	Credit Card Processing

7.4.1	Authorization and Settlement Services. Customer will be allowed ***** payment authorization services connection with a third party, and ***** settlement services connection with a third party, any additional connections will be quoted upon request.

7.4.2	Card and Payment Types.

•	Supported Credit Cards: NAVITAIRE currently supports VISA, American Express, MasterCard, JCB, Diners Club, and Discover Card.

•	Supported Debit Cards: NAVITAIRE currently supports regional debit cards such as Visa Electron (EL), Visa Delta, Visa Connect, Switch/Solo, Maestro, and Laser.

•	Not Supported: Debit cards requiring a Personal Identification Number [PIN], ATM cards, or private label credit cards are not supported.

•	ELV: Ability to use an Elektronisches Lastschriftverfahren (ELV) form of payment through a European payment gateway is supported.

•	UATP: Ability to use the UATP form of payment through either the shard ARINC circuit or via Customer’s PSP, depending upon regional requirements.

7.4.3	PCI Compliance. NAVITAIRE will remain in compliance with the Payment Card Industry’s Data Security Standards (“PCI Standards”) in force at the time of execution of this Agreement, and to the extent applicable to the Hosted Reservation Services provided by NAVITAIRE. ***** Any subsequent changes to the PCI Standards requiring a modification to the Hosted Services shall be borne by Customer.

7.4.4	Data Circuits. Customer must arrange and pay for necessary circuits for authorization and settlement file transmissions.

7.4.5	Data Transmission. By selecting external and/or third party payment related services such as credit card authorization, settlement, 3-D Secure, DCC, etc., Customer authorizes NAVITAIRE to electronically transmit certain Customer data to providers of such services in order to facilitate the provision of payment related services.

7.4.6

Authorization and Settlement Providers. Customer shall be responsible for contracting with third party authorization and settlement providers, and shall be responsible for the use, disclosure and treatment of any Customer Personal Data by such third parties. A list of NAVITAIRE supported authorization and settlement providers will be provided to Customer upon request. Should Customer elect to use an authorization or settlement provider not currently

Exhibit A - 57

Hosted Services Agreement

certified by NAVITAIRE, such authorization or settlement provider is subject to NAVITAIRE approval and the certification costs, including development, are payable by Customer.

7.5	CRS/GDS/ARS Agreements and Connection Fees (to Support Optional CRS/GDS/ARS Type B/Teletype, Type A/EDIFACT, and/or Codeshare Connectivity). Customer must negotiate and have in place, no later than ***** prior to the Target Date, the necessary participating agreements with each of the NAVITAIRE supported Computerized Reservation System/Global Distribution System (CRS/GDS) providers or airline and associated Airline Reservation System (ARS) providers. Implementation, integration, connection and Service Fees as described in Exhibit K and line charges may apply. NAVITAIRE will order and facilitate the installation of all circuits required to process CRS/GDS/ARS bookings, upon written notice from Customer.

8	Service Levels and Service Level Targets

8.1	Service Level Scope. The Service Levels contained in this Section represent the target service performance for the provision of the Hosted Reservation Services. Metrics, measurement, and reporting will create performance assessment measures that apply to operations services in the following three service categories:

•	System availability targets.

•	Metrics, measurement, and reporting.

•	Remedies and corrective action.

8.2	Service Level Targets

8.2.1	System Availability. NAVITAIRE will seek to provide Customer with an overall Minimum System Availability Target of ***** of all Reporting Period Minutes for the applicable Reporting Period. Interrupted Service minutes will be measured and used to determine the percentage of monthly Hosted Services System availability.

a)	Network Responsibilities. The diagram below shows those hardware components, network components (excluding the internet), and the software that resides on those components that are owned from a service level perspective by NAVITAIRE and those items that are owned by Customer. Items that are contained within the dotted-line (on the right side of the diagram) are the responsibility of Customer. During the event of an Interrupted Service, NAVITAIRE is responsible for errors that occur involving the hardware components, network components, and the software that reside outside of the dotted-line area.

Exhibit A - 58

Hosted Services Agreement

b)	Planned Downtime. Planned Downtime will be used to provide hardware and software maintenance services. Planned Downtime is scheduled at a time that is agreeable for NAVITAIRE and Customer, generally between ***** local time for Customer. NAVITAIRE will notify Customer no later than ***** the day prior to the scheduled event if the time is needed for Change Control purposes.

8.2.2	Incident (INC) Service Response. NAVITAIRE will commit to the response targets below for each Emergency INC logged System Error.

Customer Communication	Emergency INC Response
Acknowledgement and Initial Response	*****
Update	Every *****

8.3	System Errors and Emergencies

8.3.1	System Errors. A System Error occurs when functionality that is included in the NAVITAIRE product user documentation is currently not working on Customer’s site in all material respects consistent with the manner that it is described in the documentation.

Note:	Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.

System Errors detected during testing in Customer’s test environment should also be logged through the Internet based customer support tool with a reference to the test database code. NAVITAIRE will respond to all Emergency INCs for the test environment within *****

No failure of any reconfiguration by Customer of a Configurable Template shall be deemed to be or can create a System Error.

Exhibit A - 59

Hosted Services Agreement

8.3.2	System Error Reporting. Customer may report an identified Hosted Reservation Services System Error at no additional cost using the Internet based customer support tool INC schema. A System Error is defined in this Exhibit A, Section 8.3.1.

8.3.3	System Error Classification. When Customer reports an INC for a System Error, it will be assigned a priority based on the severity of the issue. These priorities will be assigned using the following table:

Impact Analysis	Business Functionality
	No loss of business function	Partial loss of business function. Work-around exists.	Partial loss of business function. No work-around exists.	Complete loss of business function. Work- around exists.	Complete loss of business function. No work- around exists.
Immediate impact is significant. Affects many and/or critical users.	*****	*****	*****	*****	*****
Immediate impact is moderate. Affects few and/or non-critical users.	*****	*****	*****	*****	*****
Immediate impact is marginal. Affects few or no users.	*****	*****	*****	*****	*****

An example of an ***** System Error might include:

*****

An example of a ***** System Error might include:

*****An example of a ***** System Error might include:

8.3.4	*****Emergency Response Procedure. In the event of a Customer Emergency, the NAVITAIRE Support Center may be contacted for assistance, according to the procedures outlined in this Exhibit A, Section 5.4.

8.3.5	NAVITAIRE Support Communication Targets. For High, Medium, and Low INCs, response targets are provided in the table below. NAVITAIRE’s resolution targets are provided in the Support User Guide, available on NAVITAIRE’s Customer Care web site.

Customer Communication	INC Severity Classification and Response Targets
	High	Medium	Low
Acknowledgement and Initial Routing	*****	*****	*****
Updates	Customer will receive electronic notification whenever data is needed or incident is resolved, status changed or notes updated.

8.4	Service Levels Reporting

8.4.1

General. Regular, standardized Service Levels reporting provides a common denominator, which measures and evaluates service performance. This provides a basis on which conclusions can more easily be drawn as to the actual Service

Exhibit A - 60

Hosted Services Agreement

Levels achieved. NAVITAIRE will monitor and measure performance of specified Service Levels items and send a Monthly Performance Report to Customer for review and approval. The report will be structured for Customer’s internal use and metrics will be generated and distributed on a monthly basis.

8.4.2	Report Information

•

Monthly Performance Report. NAVITAIRE will submit a Monthly Performance Report by the ***** of the subsequent month following the Reporting Period to the Customer Account Liaison. The report will contain the monthly indicator of Service Levels statistics and will be transmitted via email unless otherwise requested by Customer. The report will also summarize all Interrupted Service Reports for the Reporting Period.

•

Interrupted Service Report. NAVITAIRE will provide an Interrupted Service Report, created by the NAVITAIRE Support Center, following an Interrupted Service event. This report will summarize circumstances, identified cause (if known) and will outline any identified corrective action. Interrupted Service Reports can be tracked by the associated INC number for reference on the Monthly Performance Report.

8.4.3	Report Follow Up. If Customer has any questions or objections to the Interrupted Service Report, they will notify their NAVITAIRE Account Manager within ***** of receiving the report and NAVITAIRE shall respond within ***** of notification. If the parties cannot agree on the measurements reported, the matter will be escalated to the respective Executive Sponsors, and, if still unresolved, will be escalated as outlined in Section 17.5 of the Agreement (Dispute Resolution).

8.5	Review and Correction

8.5.1	NAVITAIRE Account Manager Review. In addition to Support Center Support and Emergency services, the NAVITAIRE Account Manager will coordinate a teleconference with the Customer Account Liaison within ***** of the Interrupted Service to discuss the details of the Interrupted Service and to update Customer on any identified cause or status. The NAVITAIRE Account Manager will close the Interrupted Service Report with the Customer Account Liaison upon final report of identified cause and any outline of corrective action.

8.5.2	Executive Review. Upon the request of the NAVITAIRE or Customer Account Liaison, an Executive Sponsor teleconference and a further escalation to the CEO, President, or Managing Director level of each company may be made depending on the severity of the Interrupted Service.

8.6	Corrective Action, *****. The corrective action ***** described below will be applied with respect to each Reporting Period, which commences after ***** following completion of Implementation Services. Conflict and Exhaustion of Provisions as stated at the beginning of this Exhibit A will apply to this Section.

8.6.1	Corrective Action. The NAVITAIRE Account Manager shall monitor corrective action and report to the Executive Sponsors. In the event that Minimum System Availability Targets are not met during the Reporting Period, the NAVITAIRE Account Manager shall initiate corrective action during the subsequent Reporting Period. *****, NAVITAIRE shall, at its own expense, use commercially reasonable efforts to correct the deficiency in order to meet future Minimum System Availability Targets.

8.6.2

Failure Notification. Upon a ***** failure of NAVITAIRE to meet Minimum System Availability Targets during successive Reporting Periods, the issue shall be escalated to the CEO, President, or Managing Director level of each company. Customer may notify NAVITAIRE, in writing, of the failure to meet

Exhibit A - 61

Hosted Services Agreement

Minimum System Availability Targets. Upon receipt of such notice, NAVITAIRE will begin reporting System Availability in ***** Reporting Periods and will communicate to Customer within ***** and in writing the status of improvement in performance.

8.6.3	***** If NAVITAIRE *****, NAVITAIRE shall provide Customer with ***** pursuant to the following tables:

Table 1. Where the Service Interruption concerns **********

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

Table 2. Where the Service Interruption concerns **********

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

a)	Customer shall have the right to terminate this Agreement in the following events *****If NAVITAIRE *****,

b)	If NAVITAIRE *****.

c)	If NAVITAIRE *****.

***** require NAVITAIRE to use its commercially reasonable efforts to work with Customer and its selected vendor to move the data to another reservation system vendor, charging the Customer time and materials.

The foregoing remedies constitute Customer’s sole and exclusive remedies and NAVITAIRE’s entire liability with respect to a failure to meet the Minimum System Availability Targets *****

8.7	System Changes

8.7.1	Change Control. Change control covers all events that impact application software, custom software, system software, or hardware. The Change Control process effectively plans and facilitates changes to the Hosted Services System, including ownership for mitigating problems that may occur with a change to minimize any associated downtime. This function is responsible for coordinating and controlling all change administration activities (i.e., document, impact, authorize, schedule, implementation control), and determining if and when a change will be implemented in the production environment.

Exhibit A - 62

Hosted Services Agreement

Planned Downtime will be used to provide hardware and software maintenance services. Planned Downtime is scheduled at a time that is agreeable for NAVITAIRE and Customer, generally between ***** local time for Customer. NAVITAIRE will notify Customer no later than ***** the day prior to the scheduled event if the time is needed for Change Control purposes.

8.7.2	Enhancements. An “Enhancement” is a request for a new report or application or an improvement to an existing application related to usability, performance, additional functionality, or flexibility. Enhancements will be logged in the Internet based customer support tool. Such requests can be in response to:

a)	Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities. Examples include:

•	Taxes, fees, security issues, immigration.

•	Airport technology issues that impact airlines such as bag tag, Common Use Terminal Emulator (CUTE), or CUBE.

b)	Customer requests that are initiated through a direct request, user conference, or through Customer’s NAVITAIRE Account Manager. Examples include:

•	Competitive advantage.

•	Improved passenger services.

•	Specific client requirements.

•	Improved business management.

c)	Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

•	Cost reduction initiatives.

•	Product obsolescence.

•	Corporate business plan objective.

Efforts required to develop, implement, document, and/or train on Enhancements are payable by Customer.

8.7.3	Urgency Classifications for Enhancements. Enhancements will be assigned a priority according to the criteria in the table below. If there is a disagreement as to the priority of the requested Enhancements, these will be decided between the NAVITAIRE Account Manager and the Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination.

Urgency	Description

*****

A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Urgent only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.

Note: Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for non-compliance may be required. Due to the nature of an Emergency request, NAVITAIRE expects to receive no more than ***** such requests per year. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.

Exhibit A - 63

Hosted Services Agreement

Examples:

•   Adding Security Watch - a government or industry requirement that would inflict severe financial penalties if not met and demanded a quick implementation.

•   Adding the EURO as a form of currency - a specific governmental requirement that was dictated to the customers and demanded a quick implementation.

*****

A requirement from a business critical third party or outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on Customer by the third party.

Note: Such requests are classified as High to prevent them from becoming Very High/Emergencies. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.

Examples:

•   Printing French Itineraries for domestic French flights - a governmental requirement that provided sufficient time to respond to the need. Changing to a new bank - a customer-driven requirement that is critical to customer daily operations.

*****

Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.

Examples:

•   Adding support of seat assignment capability for Computerized Reservation System (CRS) bookings.

•   Adding new check-in commands or short-cuts that would save time and effort for the agents.

•   Adding new features or functions in the Irregular Operations (IROP) program to increase efficiency of passenger handling.

*****

A functional or quality enhancement that corrects an aesthetic problem or improves usability from the customer’s perspective. It does not greatly affect or alter core functionality.

Examples:

•   Enabling a pop-up message of “Are you sure” for bags weighing > 100Kg.

•   Adding the ability to alter the ‘flow’ of the SkySpeed booking process as a user configurable option.

•   Adding support for additional languages for SkySpeed (localization).

•   Adding more feeds (imports or exports) to third party packages for data sharing.

•   Making minor adjustments to screen layouts or design to increase readability.

•   Adjusting reports to increase readability and decrease questions to support.

Exhibit A - 64

Hosted Services Agreement

8.7.4	Releases. NAVITAIRE software changes are bundled into work units called releases. As previously stated in Section 4.12 of the Agreement, Customer is responsible for maintaining ***** current version ***** of the NAVITAIRE software and all costs associated with implementing a release. Upgrade requests will be initiated using the standard NAVITAIRE Work Order process. The type and content of each release will vary according to criteria listed in the chart below:

Criteria	Releases
	*****	*****	*****

Driven By	Strategy and product direction	Bug fixes to previous releases of software	Very High / Emergency bug fixes or emergency enhancements

Target Content	Enhancement ***** Bug Fix ***** Emergency *****	Enhancement ***** Bug Fix ***** Emergency *****	Enhancement ***** Bug Fix ***** Emergency *****

Description	Changes in the architecture, to the database, or that affect many different products in the NAVITAIRE product suite	Bug fixes, new reports, new stand-alone programs or features. Data structure changes that do not impact the database or architecture	Critical changes to the software stemming from Very High / Emergency bug fixes or emergency enhancements

Approximate Schedule	Annual	Quarterly to monthly	As needed or in the next available release

Implementation Requirement	Overnight customer downtime	Implementation may require minimal customer downtime	Downtime as required by the software change

Data Conversion Requirement	Rolling transformation likely required	Data transformation likely required	Non or minimum (i.e., database deltas)

QA Requirement	Full regression, performance, and other testing as required	Full regression testing	Component level testing only

Notes	A Major Release requires post-release code Stabilization Period of *****	Minor releases have a rolling schedule, which allows for consistency in planning, development and release

8.7.5	Release Stabilization Period. ***** Major Release as defined in this Exhibit A, Section 8.7.4, Hosted Services System performance for all or some of the Minimum System Availability Targets are subject to exemption during periods of time identified as Stabilization Periods. A Stabilization Period is defined as follows:

•

As used herein, the term “Stabilization Period” means the first ***** following a Major Release. During the Stabilization Period incidents related to the functionality added for a particular third party service in the release that are directly related to that third party service are exempted from the Service Levels performance target. The Stabilization Period will not apply to Major Release ‘sub-releases’, fixes, *****

During this time NAVITAIRE will work with Customer to periodically evaluate and refine the service level measures applicable to such third party service offerings.

8.8	Notification of Increased Usage. As previously stated in Section 4.3 of the Agreement, Customer agrees to use commercially reasonable efforts to provide NAVITAIRE with the designated advance notice of significant volume increases, according to a NAVITAIRE defined process.

Due to the anticipated impact on performance of the Hosted Reservation Services, the first ***** following the increase in volume will be defined as a Stabilization Period. The purpose of this Stabilization Period is to allow the operation of the solution and the service level to stabilize from the influence of the increase in volume. During the Stabilization Period, NAVITAIRE will work with Customer to evaluate and refine the Service Levels targets. At the conclusion of the Stabilization Period, NAVITAIRE and Customer may mutually agree to revise Service Levels performance targets.

Exhibit A - 65

Hosted Services Agreement

EXHIBIT B

(INTENTIONALLY OMITTED)

Exhibit B - 66

Hosted Services Agreement

EXHIBIT C

NAVITAIRE CONTACTS

NAVITAIRE agrees to provide contacts for the following areas. Customer should use these contacts as necessary.

1	NAVITAIRE Support Center

The following number is to be utilized as described in Exhibits A and G:

Telephone:	*****

2	NAVITAIRE Commercial Account Manager

NAVITAIRE agrees that the following individual is authorized to communicate with Customer on behalf of NAVITAIRE with respect to account management, project funding, contractual performance, and other commercial issues with respect to the Hosted Services:

Name:
Title:
Telephone:
Email:

3	NAVITAIRE Account Executive Sponsor

NAVITAIRE agrees that the following individual is responsible for Executive Sponsorship and for business issue escalation:

Name:
Title:
Telephone:
Email:

4	NAVITAIRE Financial Contacts

Customer may contact the NAVITAIRE Finance Department at the following regarding payments, invoices or other financial issues:

Name:	*****
Title:	*****
Telephone:	*****
Facsimile:	*****
Email:	*****

Exhibit C - 67

Hosted Services Agreement

EXHIBIT D

CUSTOMER CONTACTS

NAVITAIRE agrees to use the following for its initial and primary contacts with Customer:

1	Customer Emergency Contact

Customer agrees that the following number is available and will be answered after-hours for NAVITAIRE’s use in case of an emergency related to the Hosted Services. Failure for NAVITAIRE to obtain an answer from this Emergency Contact will prevent NAVITAIRE from providing support during an emergency. This may cause the system to be unavailable until such time that a Customer Emergency Contact may be reached.

Name:
Telephone:	*****

2	Customer Account Liaison

Customer agrees that the following individual is authorized to communicate with NAVITAIRE and make decisions on behalf of Customer with respect to account management, project funding, performance, payment, and other commercial issues with respect to the Hosted Services:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

3	Customer Executive Sponsor

Customer agrees that the following individual is responsible for Executive Sponsorship and for Emergency escalation:

Name:	*****
Title:	*****
Telephone:	*****
Email:	*****

4	Customer Authorized Support Contact

Customer may designate up to two (2) primary Customer Authorized Support Contacts. The Customer Authorized Support Contact shall be the only person authorized to access the NAVITAIRE telephone and Internet technical support systems, as described in Exhibits A and G, on behalf of Customer:

Name:
Title:
Telephone:
Email:
Name:
Title:
Telephone:
Email:

Exhibit D - 68

Hosted Services Agreement

In addition, Customer may designate up to two (2) individuals that will act as alternates for the Customer Authorized Support Contacts. The designated alternate(s) for the Customer Authorized Support Contact(s) are:

Name:
Title:
Telephone:
Email:
Name:
Title:
Telephone:
Email:

5	Customer Financial/Accounts Payable Contact

Customer agrees that the following individual(s) is (are) the proper accounting contacts to whom all invoices and accounting documents will be delivered. These contacts will see to the timely payment of all invoices for services rendered under this Agreement.

Name:	Octavio Benitez
Title:	Head of Accounts Payable
Telephone:	(52 55) 11052300 ext 5523
Email:	octavio.benitez@volaris.com
Address:	Av. Antonio Dovalí Jaime No. 70, Torre B, Piso 13, Col. Zedec Santa Fe, C.P. 01210, México, D.F., Mexico

Exhibit D - 69

Hosted Services Agreement

EXHIBIT E

POWERED BY NAVITAIRE® MARK

The following terms and conditions shall apply to Customer’s use of the Powered by NAVITAIRE Mark (the “Mark”), as described in Section 4.11 of the Agreement.

1	Mandatory Use of the Mark

*****

2	Guidelines for Using the NAVITAIRE Wired Mark

2.1	Sizing and Placement Requirements. Customer is required to use the Mark to credit NAVITAIRE as follows:

2.1.1	*****.

2.1.2	*****. ***** *****.

2.1.3	*****.

2.1.4	*****.

2.1.5	Individual graphic elements of the Mark may not be used as design features on the travel product, travel product packaging, documentation, collateral materials, advertising, or for any purpose other than as permitted herein.

2.1.6	The Mark is an official mark and shall at all times remain the property of NAVITAIRE. The Mark includes graphic elements and accompanying words. The Mark shall always be expressed as an integrated whole.

2.1.7	NAVITAIRE may change the Mark or substitute a different mark at any time; provided however that NAVITAIRE provides ninety (90) days prior written notice and further provided that such change or substitute Mark do not have substantially different sizing and placement requirements.

2.2	Color Treatment. Approved Mark colors (included in the Mark as supplied by NAVITAIRE) are:

2.2.1	Two Color Applications. The Mark must be used in the colors supplied by NAVITAIRE, which are medium blue for “Powered by NAVITAIRE” and light blue for the ‘swoosh’ below the NAVITAIRE portion of the graphic.

2.2.2	Black and White Applications. An all black Mark or an all white Mark may be used if this color scheme is more compatible with Customer’s website branding.

2.3	Location. *****

2.4	Quality Control

2.4.1	*****.

2.4.2	*****.

2.4.3	(INTENTIONALLY LEFT BLANK).

2.4.4	*****.

2.4.5	*****.

2.4.6	*****.

Exhibit E - 70

Hosted Services Agreement

3	License Grants and Restrictions

3.1	*****.

3.2	All rights not expressly granted are reserved by NAVITAIRE. Customer acknowledges that nothing in this Exhibit shall give it any right, title or interest in the Mark or any part thereof, other than the license rights granted herein. Customer may not use or reproduce the Mark in any manner whatsoever other than as described in this Exhibit E, Section 2.

3.3	Customer agrees that it will not at any time dispute or contest: (a) the validity of the Mark or any registrations of the Mark, whether now existing or hereafter obtained; (b) the exclusive ownership by NAVITAIRE, its successors or assigns, of the Mark or of any registrations of the Mark, whether now existing or hereafter obtained; (c) the exclusive ownership by NAVITAIRE of the present and future goodwill of the business pertaining to the Mark; or (d) NAVITAIRE’s right to grant to Customer the rights and privileges conferred by the foregoing license.

4	No Further Conveyances

Customer shall not assign, transfer or sublicense any right granted herein in any manner without the prior written consent of NAVITAIRE.

5	No Endorsement

5.1	Customer may not use the Mark in any way as an endorsement or sponsorship of the travel product by NAVITAIRE.

5.2	Customer shall not use the Mark in any manner that disparages NAVITAIRE or its products or services, infringes any NAVITAIRE intellectual property or other rights, or violates any state, federal or international law.

6	Termination

6.1	NAVITAIRE reserves the right at its sole discretion to terminate or modify Customer’s license to use the Mark at any time.

6.2	Customer may terminate its use of the Mark by: (a) terminating the Agreement as permitted therein; and (b) terminating Customer and/or Users access to the Hosted Services System.

6.3	Upon termination of the Agreement, any and all rights and or privileges to use the Mark shall expire and use of the Mark shall be discontinued.

7	The Mark

Note:	The Mark above is depicted for print clarity. The required minimum size of 115 pixels in width is smaller than the above depiction.

Exhibit E - 71

Hosted Services Agreement

EXHIBIT F

(INTENTIONALLY OMITTED)

Exhibit F - 72

Hosted Services Agreement

EXHIBIT G

HOSTED REVENUE ACCOUNTING SERVICES - SKYLEDGER®

Conflict and Exhaustion of Provisions

In the event that there exists any conflict between any term, condition or provision contained within this Exhibit and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Exhibit shall control. Further, the rights, obligations, and privileges of the parties shall be determined first by reference to this Exhibit, as opposed to the Agreement. For purposes of clarification, the rights, obligations, and privileges contained within this Exhibit shall control and govern any dispute between the parties until all such rights, obligations, and privileges have been exhausted in their entirety; and only after such time shall the rights, obligations, and privileges of the parties be determined by reference to the Agreement.

1	Definitions

As used in and for purposes of this Exhibit, the following terms shall be defined as set forth in this Exhibit. In the event that there exists any conflict between a definition set forth in this Exhibit and in any definition contained within Section 1 of the Agreement, the definition set forth in this Exhibit shall control.

1.1	Customer Revenue Accounting Contact means either the Customer Account Liaison or Customer Authorized Support Contact set forth in Exhibit D, Sections 2 and 4.

1.2	Executive Sponsors has the meanings set forth in Exhibits C and D.

1.3	Strategic Business Review has the meaning set forth in Section 3.5 hereof.

1.4	Support Center means the NAVITAIRE facility that accepts phone and Internet based customer support tool service requests related to Hosted Services.

1.5	System Error has the meaning set forth in Section 9 hereof.

2	Scope of Services

NAVITAIRE will provide certain services and support functions during the term of this Agreement related to the Hosted Revenue Accounting Services and related applicable products. Of the available Hosted Revenue Accounting Services, Customer has selected the products and/or services outlined in Exhibit K. The Hosted Services System infrastructure capacity will be established and configured for Customer’s operations based on flight Segment volume estimates provided by Customer.

Customer will be responsible for transferring data from the Hosted Revenue Accounting Services to Customer’s general ledger. Such functionality is specifically excluded from NAVITAIRE’s Hosted Revenue Accounting Services.

3	Implementation Services

3.1	Data Center Implementation Services. NAVITAIRE will configure, install, activate, and test the necessary data center hardware and software for providing the Hosted Revenue Accounting Services to Customer. Unless otherwise specified, these services do not include communication circuits, wireless data services, or any remote communication devices, including routers or network hardware. Client personal computers, workstations, or other Customer devices connected to the Hosted Services System are the responsibility of Customer and must meet the minimum specifications as required by NAVITAIRE.

Exhibit G - 73

Hosted Services Agreement

3.2	Virtual Private Network (VPN) Connectivity. If Customer desires to use a virtual private network (VPN) for connectivity to Hosted Revenue Accounting Services, NAVITAIRE will evaluate such a request to determine the viability of the use of a VPN connection for either a primary or back-up data circuit. After review, NAVITAIRE will advise Customer if the request is approved and the additional costs that will apply *****

3.3	Network Configuration and Design Services. NAVITAIRE will supply recommended technical diagrams and will advise Customer on required network hardware requirements for client portion of application, as necessary. Customer shall have internal or third party network expertise available for the installation and configuration of their required network.

3.4	System Integration Services. As Customer uses the NAVITAIRE Hosted Reservation Services, NAVITAIRE will integrate daily reservations activity XML extract files from NAVITAIRE Hosted Reservation Services into the Hosted Revenue Accounting Services.

During the implementation of the Hosted Revenue Accounting Services and before production use of such services, NAVITAIRE will assist in the assessment of the transfer of the general ledger output file from the Hosted Revenue Accounting Services application. Customer shall be responsible for the cost of modifying or replacing any third party systems including hardware and software. For future integration services, NAVITAIRE will, upon request, provide an estimate; however, any services will be provided on a time and materials basis *****

3.5	Strategic Business Review

3.5.1	NAVITAIRE will conduct a Strategic Business Review to gather information on Customer’s desired use of the Hosted Revenue Accounting Services and outline functional capabilities of the Hosted Services System. During the Strategic Business Review, NAVITAIRE will work with Customer to create a project plan and project schedule, including NAVITAIRE and Customer responsibilities, used to determine the Target Date.

3.5.2	The Hosted Revenue Accounting Services installation process will include:

•	Set up of physical and database environments

•	Data import services

•	Initialization of the Hosted Revenue Accounting Services software

•	Import/load of reference data

•	Technical and functional testing

•	User Training with New Skies test data

•	Conversion plan for open PNR liability data

•	Load ***** of reservation data

•	Complete ***** accounting close

These elements will be incorporated into the project plan with input from Customer.

3.6	Customer Site Services. NAVITAIRE will assist Customer with the testing of the required telecommunications connection between the NAVITAIRE data center and the designated Customer facility. Customer shall be responsible for the cost of troubleshooting or connecting Customer’s internal network. Additional technical support for on-site assistance after the initial conversion for production use of the Hosted Revenue Accounting Services shall be quoted on a project basis at the request of Customer using the rates as outlined in Exhibit K, Section 1.3.

Exhibit G - 74

Hosted Services Agreement

3.7	Initial Training Services. NAVITAIRE will supply the following training and Customer agrees to participate in such training for the Hosted Revenue Accounting Services:

3.7.1	System Training: Up to a maximum of ***** which may be attended by up to a maximum of ***** Customer employees at the NAVITAIRE corporate offices located in Minneapolis, Minnesota. If Customer desires on-site initial training, Customer will be responsible for providing the training site, all required computer hardware, stable technical environment, and any related expenses including NAVITAIRE trainer(s) travel, quality lodging including high-speed internet access, NAVITAIRE standard per-diem for meals and incidentals, and additional costs for the trainer’s time away from their home office. All training will be conducted in English.

Topics will include the definition of the expected daily and month-end activities required to support the Hosted Revenue Accounting Services and user and administrative features and functions. Customer must complete basic computer familiarization and Windows training for all trainees prior to the initial training. As Customer is contracting to use the NAVITAIRE Hosted Reservation Services, and the Hosted Revenue Accounting Services uses the data extracts from this system, trainees must also have completed a basic course on the features and functions of the Hosted Reservation Services.

Customer will be provided an electronic copy of the manual in Adobe Acrobat (PDF) format for download via the NAVITAIRE web site. Technical specification and technical reference manuals are for internal NAVITAIRE use only, unless otherwise specified in this Agreement or by other arrangement. All materials provided by NAVITAIRE are in the English language unless otherwise specified within this Agreement.

*****

3.8	Project Reporting

3.8.1	During the course of Implementation Services, the NAVITAIRE Hosted Revenue Accounting Services Project Manager will coordinate status reporting with the NAVITAIRE Hosted Reservation Services Project Manager. Following completion of installation of the Hosted Reservation Services, the NAVITAIRE Hosted Revenue Accounting Services Project Manager will provide Customer with status on the remaining Implementation Services for Hosted Revenue Accounting Services as follows: (a) Weekly Project Plan Update and Status Report; (b) Weekly Updated Issues/Resolution List; and (c) Executive Summary.

a)	Weekly Project Plan Update and Status Report. Weekly status reports will be transmitted to Customer on a weekly basis during the provision of Implementation Services. This report will include updated status on the process and an updated project plan. A list of the following week’s tasks and goals will be included in the report.

b)	Weekly Updated Issues/Resolution List. Weekly updated issues/resolution lists will be forwarded to Customer on the same schedule as the Weekly Project Plan Update and Status Report. The Issues/Resolution List will include specific additional items discovered in the project analysis, or critical issues that deserve heightened priority apart from the project plan. The Issues/Resolution List will include the task, the responsible party, date, open/close status, priority, and date of closed task. Every issue will be given a priority relative to a mutually agreed priority with Customer. Priorities will be ranked 1-5, 1 being most critical. Below is a description of each priority:

•

Priority 1 - Urgent. All issues included in this priority are deemed critical and will be given priority attention. These issues may affect a milestone or dependency related to the completion of conversion services. Issues in this category are critical to resolve prior to other project dependencies and milestones being completed.

Exhibit G - 75

Hosted Services Agreement

•	Priority 2 - High. Issues included in this priority may affect the Target Date and require resolution prior to the completion of conversion services.

•	Priority 3 - Medium. Issues included in this priority are not required prior to completion of conversion services, but must be finished prior to the end of Implementation Services.

•

Priority 4 - Low. These items are not critical to either the completion of conversion services or Implementation Services but require monitoring for subsequent follow up or entry into NAVITAIRE’s Internet based customer support tool.

•	Priority 5 - Excluded. These items are deemed excluded and are either unnecessary or may be addressed in a business process change or work-around.

c)	Executive Summary. An Executive Summary will be provided to both the NAVITAIRE and Customer Executive Sponsors upon reaching critical milestones. These milestones will be established mutually with Customer as the final project plan has been established.

3.9	Implementation Services Time Frame

3.9.1	Upon receipt of the Implementation Fees due at signing, NAVITAIRE agrees to work with Customer to plan, coordinate, and to make progress toward completion of the required Implementation Services within the time frame preceding the Target Date. NAVITAIRE further agrees to initiate, mutually with Customer, project-scope-analysis and project-planning communication to establish the final schedule for Implementation Services. Depending on requirements for the loading of data included in the ***** Input files outlined as Interface Files in Section 7 below, into the Hosted Revenue Accounting Services and conversion, the project timeline and Target Date for Implementation Services of Hosted Revenue Accounting Services will be determined as part of the implementation project plan.

3.9.2	During the court of planning discussions related to this Agreement, NAVITAIRE acknowledges the Target Date as requested by Customer for completion of applicable portions of Implementation Services. For Customers who are converting to the NAVITAIRE Hosted Reservation Services, the Target Date for completion of Implementation Services is no later than ***** after the first date that passengers are checked in at the airport using the Host Reservation Services. NAVITAIRE and Customer will detail dates and dependencies of the project plan, as summarized in the table below, in order to confirm the Target Date achievability.

		Primary Responsibility		Duration to Complete	Milestone Dependency
Key Milestones & Supporting Tasks		NAVITAIRE	Customer
0	Agreement Signature and Project Start Date	✓	✓	*****	Agreement Signed*
1	Project Start Components			*****	Milestone 0
	SkyLedger data collector		✓
	Project Statement of Work signoff	✓	✓
2	Account Setup Complete			*****	Milestones 0 and 1
	SkyLedger software loaded	✓
	Connectivity to NAVITAIRE data center	✓	✓
3	SkyLedger Training			*****	Milestone 2
	SkyLedger training complete		✓

Exhibit G - 76

Hosted Services Agreement

Key Milestones & Supporting Tasks		Primary Responsibility		Duration to Complete	Milestone Dependency
4	User Acceptance Testing			*****	Milestone 3
	Confirm business critical functionality that is available in SkyLedger release	✓
	Approved functionality is working as documented		✓
5	Go-Live Readiness Review			*****	Milestone 4
	Go-live walk-through	✓	✓
	Confirm go-live date with all necessary teams	✓	✓
6	Go-Live			*****	Milestone 5
	Load data	✓
	Perform data integrity check		✓
	Perform go-live activities	✓
	Approve go-live		✓
7	First Monthly Close			*****	Milestone 6
	Execute first monthly close	✓
	Review monthly close		✓
	Approve monthly close		✓

*	Implementation services will not be scheduled until this Agreement is fully-executed and any implementation fees due and payable by Customer as outlined in Exhibit K, have been received by NAVITAIRE.

3.9.3	NAVITAIRE recommends at least ***** of data included in the ***** Input files outlined as Interface Files in Section 7 below, containing Customer’s open PNR data from NAVITAIRE’s Hosted Reservation Services, prior to activation and initialization of the Hosted Revenue Accounting Services. Open PNR data will include unflown future Segments which still have a positive remaining balance.

3.9.4	Typical timelines for implementation average ***** for full project implementation. The Hosted Revenue Accounting Services implementation process will be conducted in parallel with the NAVITAIRE Hosted Reservation Services implementation (if applicable); however, the Hosted Reservation Services conversion to production will normally precede the conversion of the Hosted Revenue Accounting Services implementation.

3.9.5	The NAVITAIRE Hosted Revenue Accounting Services implementation team will have an assigned project lead and central contact point that will interface with the Customer Revenue Accounting Contact during the Implementation Services period.

3.9.6	If Customer is implementing Hosted Reservation Services concurrently with the Hosted Revenue Accounting Services implementation, the NAVITAIRE Revenue Accounting project lead will communicate and coordinate with the primary Hosted Reservation Services project manager during the Hosted Reservation Services implementation effort. After Hosted Reservation Services conversion, the NAVITAIRE Revenue Accounting project lead will communicate status with the Customer Project Manager.

3.9.7	Upon completion of the Implementation Services as described in this Exhibit G, Section 3, NAVITAIRE will provide written notification to the Customer Revenue Accounting Contact or Customer Account Liaison named in Exhibit D of this Agreement.

4	Data Circuits

4.1

Primary and Backup Data Circuits. Customer shall be responsible for all telecommunication circuits used by Customer in connection with the transmission of data between the Hosted Services System and Customer’s site(s), as stated in Section 4.10 of this Agreement. It is anticipated that Customer will use the same primary and back-up

Exhibit G - 77

Hosted Services Agreement

data circuits to transmit data for the Hosted Revenue Accounting Services as those used to support the delivery of the Hosted Reservation Services. Customer shall be responsible to ensure that the data circuits are capable of handling the additional data volume required for the Hosted Revenue Accounting Services. If Customer wishes to use any alternative arrangement to the Hosted Reservation Services data circuits, Customer must submit this request to NAVITAIRE for approval.

4.2	Facility Locations. The facility locations provided for in this Agreement are as follows:

•	The NAVITAIRE Hosted Revenue Accounting Services data center will be located in *****

•	Customer’s primary facility will be located in *****.

5	Included Support

5.1	Support Center Support. NAVITAIRE will include English-speaking Support Center Support via email, an Internet based customer support tool (English version only), or telephone. A customized version of the NAVITAIRE Procedures Manual will be provided to Customer.

The allotment of ***** for included support is for the specified period only and may not be carried forward. Allotted monthly ***** of Support Center Support are not deducted for System Error reporting and use of the online support system. All other related hours are deducted in ***** increments with a minimum of ***** per occurrence.

Customer is allotted, at no additional charge, a maximum number of included Support Center Support hours as described in Exhibit K, Section 1.3. If Customer utilizes the Support Center more than the allotted number of ***** the Support Fees in Section 5.3 hereof will apply.

5.2	Hours - Non-Emergency. NAVITAIRE Support Center Support is available *****, excluding NAVITAIRE holidays (Christmas Eve, Christmas Day and New Year’s Day).

5.3	Support Rate. Charges for additional support ***** exceeding the applicable included support for the Support Center will be invoiced at the rate specified in Exhibit K, Section 1.3.

5.4	Available Assistance. The NAVITAIRE Support Center may be contacted for assistance. All services are in English, unless otherwise specified in this Agreement. This Section 5.4 outlines procedures for reporting Emergencies, errors, and requests.

5.4.1	Emergency. An Emergency is defined as the Hosted Revenue Accounting Services not functioning for Customer due to an Interrupted Service which prevents the delivery of the daily Postings Report or the general ledger output file on the last day of the accounting period. Interrupted Service due to Customer misuse of the Hosted Services System will incur Support Fees at the rate specified in Exhibit K, Section 1.3.

•	The NAVITAIRE Support Center may be reached, without charge, in the event of an Emergency ***** by calling the number provided in Exhibit C, Section 1.

•

Customer will be requested to call the Support Center and report the Emergency, in English, to the representative, or if all representatives are busy with other calls, a message may be left in English on the voicemail response system, which will page an appropriate contact. A representative of NAVITAIRE will return Customer’s call within ***** with an acknowledgment and initial response to Customer.

•	Provided the Emergency is due to an Interrupted Service event pertaining to the provision of the Hosted Revenue Accounting Services, NAVITAIRE will

Exhibit G - 78

Hosted Services Agreement

advise Customer regarding the status of the error or problem and the anticipated period to resolution. During normal business hours, the NAVITAIRE Account Manager and Customer Account Liaison will be notified and briefed on the situation.

•	Customer is required to provide NAVITAIRE with an after-hours emergency contact number in Exhibit D, Section 1, which will be answered by Customer when called by the NAVITAIRE support representative.

5.4.2	Error Reporting. Customer may report an identified Hosted Revenue Accounting Services System Error at no additional cost through the Support Center or the Internet based customer support tool.

5.4.3	Request Reporting. Customer may utilize the NAVITAIRE Internet support tool to contact the NAVITAIRE Support Center electronically for the following service requests:

•	Custom Enhancement requests

•	New product concepts or requests

•	Additional training requests

•	Product expertise

These services are subject to the Support and/or Other Fees as described in Exhibit K, Section 1.3 and/or 1.4, and are accepted at the sole discretion of NAVITAIRE. If the request is accepted by NAVITAIRE, a price quote and time schedule will be generated. Customer will then decide whether to authorize the work to be performed by NAVITAIRE.

5.5	Third Party Interfaces

5.5.1	NAVITAIRE will only supply and support defined interfaces to third party systems utilized by Customer if listed in this Section.

5.5.2	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit G, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other in respect to Service Level Targets.

6	Scheduled Maintenance

The Hosted Revenue Accounting Services will be available to Customer for normal application operations Monday - Friday from *****, local Customer time. The hours of ***** will be used by NAVITAIRE for daily processing, including updates, optimization and creation of scheduled reports. Saturdays and Sundays will be used by NAVITAIRE for software installations, database backups, database maintenance, operating system patches, third party software upgrades, hardware maintenance, and hardware upgrades. If Customer requires access to the Hosted Revenue Accounting Services outside of normally available hours, Customer may request additional access through an INC, with at least ***** advance notice. NAVITAIRE will make a concerted effort to minimize impacts of scheduled downtime during Customer’s normal business hours.

7	Hosted Revenue Accounting Services Functionality

The table below outlines the basic and optional products and features in NAVITAIRE’s Hosted Revenue Accounting Services that, depending on terms of the contract, as defined in this Exhibit G, Section 2, may be included in this Agreement. Such list describes features that are in force as of the Effective date. This list may be expanded or modified in the future based upon new releases.

Exhibit G - 79

Hosted Services Agreement

Hosted Revenue Accounting Services – SkyLedger

Base Functionality

General Features – SkyLedger

•	Captures financial events for NAVITAIRE reservation activity and relates the activity to the relevant financial accounting period.

•	Maintains a historical PNR, Voucher, and Credit Shell database with a separate version whenever a financial change occurs.

•	Provides periodic financial reporting with accounting period integrity.

•	Provides a financial audit trail for financial activity related to the life of each PNR.

•	Provides a financial audit trail for each accounting entry down to the specific transaction event detail.

•	Provides data retention for PNR(s), Vouchers, Credit Shells, and accounting details.

•	Includes a web based report creation tool which enables the user to create and view a set of reports.

•	Provides the ability to map accounting events to airline specified general ledger accounts for reporting or electronically interfacing to the airline’s general ledger system.

•	Provides financial detail in the airline’s designated “host” accounting currency without loss of the sales currency in the reporting data.

•	Provides the ability to re-map transactions and automatically reprocess those affected by the mapping changes.

•	Provides a pre-defined set of reports for critical accounting events with the flexibility of these reports being available in text, PDF, or Excel.

•	Provides simple proration of fare over each leg within a given through segment.

•	Provides flexibility to map account numbers to specific transactional data elements, e.g. aircraft type, tax code, or country code.

Standard Reports

Accounting Reports

•	Account Center Balance Report. Displays account/center balances for each of the carrier’s accounts.

•	Journal Entry Detail Report. Displays account/center balances grouped by Journal Entry.

•	Activity Balance Report. Summarizes daily postings by account event/account type.

•	Account Mappings Report. Displays all relevant information related to an account mapping for a user-specified company code, effective period, account event and account type.

•	Suspense Report. Displays account items that are currently in suspense.

Revenue Reports

•	Revenue by Distance. Displays base and gross revenue by seat mile/kilometer on a specific date or within a specified date range for flights between two cities.

•	Revenue by Fare Class. Displays revenue by fare class on a specific date or within a specified date range.

•	Revenue by Flight. Displays revenue by average seat mile/kilometer for individual flights.

•	City Pair Load Factor. Displays passenger totals, load factor, ASM, Revenue, RPM, yield, RASM, and other data by city pair as well as by individual flights serving each city pair.

•	Earned/Unearned Revenue. Displays information on earned and unearned revenue for flights between a designated city pair including analysis by booking date and equipment type.

•	Route Profitability Report. Displays a summary of revenue and costs by route. Costs must be entered through the Expenses User Interface before the report can be used.

Business Reports

•	Credit Shell/Voucher Expiration. Lists expired credit files, credit shells and vouchers for a specified time period.

•	Fees and Discounts. Displays fees and discounts, by currency and type, entered into the system.

•	Tax History. Displays information for selected tax payments.

•	Payment Report. Displays information about payments made against a PNR grouped by date, agent or type based on parameters specified.

•	Flight Reconciliation Report. Displays Flight Statistics and what has been received and accounted for within SkyLedger.

•

Unearned Revenue Liability Report. This report displays unearned revenue, earned revenue, no-show revenue, expired revenue, and unearned revenue liability at an accounting period level. This report will provide the user with exposure to their unearned revenue liability (items sold, but not flown).

•	Delta Report. Displays all transactions for which the total debit and credit amount do not balance for the account specified by the user

Operational Reports

•	Extract Load Errors Report. Displays all transactions that could not be successfully loaded to the historical database.

•

Reconciliation Report. Daily report that is used to ensure all transactions listed on the historical database are also posted to the accounting detail database with the appropriate amounts. Only discrepancies between the historical and accounting database are displayed.

Exhibit G - 80

Hosted Services Agreement

Modules and Interfaces

Modules

•	PNR Load. Accept PNR XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	Voucher Load. Accept Voucher XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	Credit Shell Load. Accept Credit Shell XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	Flight Following Load. Accept Flight Following XML from the NAVITAIRE reservation system and validate file, load to Temporary Database for further processing by Version History module.

•	PNR Version History. Version incoming PNR and insert a control row to trigger action by the accounting generator.

•	Voucher Version History. Version incoming Voucher and insert a control row to trigger action by the accounting generator.

•	Credit Shell Version History. Version incoming Credit Shell and insert a control row to trigger action by the accounting generator.

•	Flight Following Version History. Version incoming Flight and insert a control row to trigger action by the accounting generator.

•	Accounting Generator. Generate accounting transactions based on prior versions of PNR, Voucher and Credit Shell comparing differences to determine what financial events have changed.

•	Account Mapping. Assign an account period, company code, journal entry, debit/ credit account/ center to a specific accounting transaction.

•	Remap Request. Identify and process the transactions that must be reversed and remapped as a result of modifications to the account mapping table.

•	Re-conversion Request. Identify and process the transactions that must be reversed and reposted as a result of modifications to the currency conversion rate table.

•	Account Reversal. Update the accounting detail table to reverse all accounting related to the transaction key provided.

•	Transaction Reconciliation. Ensure the accounting database is in sync with the historical transaction database.

•	Monthly Close Processing. Perform a variety of actions related to the close of an accounting period.

•

Simple Proration. Retrieve air miles for each leg within a given through segment and divide the fare among the constituent legs. Alternatively the square root of air miles can be used to divide the fare among the constituent legs.

•	Expiration. Generate accounting to relieve liability related to unused transactions (PNR(s), Credit Shells, and Vouchers) following a user-specified expiration period.

•	Purge. Delete fully-used, closed transactions from the historical and accounting databases following a user-specified retention period.

•	General Ledger Creation. Extract all accounting records in local and/or host currency on a daily or monthly basis to be fed via XML interface into Customer’s General Ledger system.

•	Agency Billing and Commission Load. Accept Agency Billing and Commission file from the NAVITAIRE reservation system, validate file, and load to database (optional).

Interface Files

SkyLedger is populated by the XML extract files provided by the NAVITAIRE Reservation System. The main output of the SkyLedger system will be the general ledger feed, which supplies the data that can be interfaced into Customer’s financial system. Please note that each of the interface files listed below has a standard file specification and all files accepted or created by the SkyLedger system must be formatted in accordance with these file specifications.

Inputs

•	PNR Booking Data Extract from the NAVITAIRE Reservation System with PNR/Passenger information such as booking, flown, or payments.

•	Credit Shell XML. Daily XML Extract from the NAVITAIRE Reservation System with Credit Shell information such as creation of, usage.

•	Voucher XML. Daily XML Extract from the NAVITAIRE Reservation System with Voucher information such as creation of, usage.

•	Flight Following XML. Daily XML Extract from the NAVITAIRE Reservation System with flight information such as origin, destination, or passenger counts.

•

Agency Data XML. XML extract from the NAVITAIRE Reservation System with agent and contact information. This information is used to allow mapping by department and location for certain accounting events.

Outputs

•

Standard General Ledger Feed. The NAVITAIRE standard general ledger feed, which provides SkyLedger data to Customer’s general ledger system to update the journal entry/account balances, is included at no extra cost to Customer.

User Interfaces

SkyLedger provides a user interface for: a) viewing and managing accounts, b) viewing journals and account mappings to allow customization accounts, and c) viewing journal entries to track how transactions are applied to those specific accounts. The following six user interfaces will be included in SkyLedger:

•

Accounts. The accounts user interface will be used to insert, update, and delete entries from the SkyLedger account table, center table, and company account center table. These tables in turn are used to validate entries to the SkyLedger account mapping table.

•

Journal Maintenance. The journal maintenance user interface will be used to insert, update, and delete entries on the SkyLedger journal entry table. This table in turn will be used to validate entries to the SkyLedger account mapping table.

Exhibit G - 81

Hosted Services Agreement

•

Journal Approval. The journal approval user interface will be used to approve the debit/credit balance for each journal entry. Please note that this interface is intended to be used in conjunction with the SkyLedger journal entry detail report. Quality Assurance and management approval of a journal entry is required before data related to this journal entry may be bridged to the user via the automated monthly G/L feed (where the carrier has requested user-approval of the journal entry balance).

•

Mappings. The mappings user interface will be used to insert, update, and delete entries from the SkyLedger account mapping table. This table in turn will be used to assign a debit account/center and credit account/center to accounting transactions based upon the type of accounting event (account event/account code) and the specific characteristics of the transaction (mapping fields). The account mapping table also enables individual accounting transactions to be classified under the proper company code and journal entry.

•	Currency Maintenance. This user interface will allow the user to enter the exchange rate from each currency to the host currency at the company level with an effective date for each exchange rate.

•

Service Types. This user interface will allow the carrier to identify each service type and specify whether or not the revenue related to that service will be earned at the time of booking or the time of flight.

Revenue Accounting System Data Storage and Access

•	Online access for historical revenue accounting system data up to ***** from current date.

•	Access to historical revenue accounting system data more than ***** to the current date is the responsibility of Customer.

Standard General Ledger Extract

•	Provides a daily or monthly extract file containing account postings data.

•	Allows Customer to upload the data into their financial system.

Month End Close Process

•	User initiated process which is executed by NAVITAIRE operations staff.

•	Provides automated closure of each accounting period.

Hosted Revenue Accounting Services – SkyLedger

Add-on Functionality

Custom General Ledger Feed

General Features – Custom General Ledger Feed

•	Provides SkyLedger data to Customer’s general ledger system to update the journal entry/account balances and is based upon a custom file specification.

Credit Card Settlement Data

General Features – Credit Card Settlement Data

•	Accepts credit card settlement data at the PNR level if provided by Customer’s Payment Service Provider (PSP) or NAVITAIRE’s payment service.

•	Performs accounting for settled and chargeback amounts.

•	Includes sixty (60) days of historical data storage.

•	Must be enabled for each credit card payment service provider or bank.

•	Test data will be provided to NAVITAIRE from the payment service provider or bank, to ensure the data is successful prior to going into production.

Inbound Interline/Operating Codeshare Settlement

General Features – Inbound Interline/Operating Codeshare Settlement

•	Identifies bookings associated with inbound interline and operating Codeshare requests and consolidates the information for accounting and billing purposes.

•	Facilitates billing and settlement by creating invoices, reports and output files.

•	Functionality must be enabled for each interline/operation codeshare partner.

•	NAVITIARE charges a flat fee per interline/operation codeshare partner to cover the cost of generating the settlement file.

Additional Reports

Outward Billing Report

•	Displays revenue and billable tax information by flight and partner for interline transactions.

Exhibit G - 82

Hosted Services Agreement

Additional Modules and Interfaces

Additional Interface Files

•	Invoice Summary Report. Displays interline invoice summary information based on the ATA/IATA Interline Passenger Summary Invoice format.

•	Invoice Coupon Report. Displays interline invoice details based on the ATA/IATA Interline Passenger Summary Invoice format.

•	Billing File. This file is created by SkyLedger and contains invoice and transaction details for interline billable activity. File format is based on the Interline Data Exchange Centre (IDEC) format.

•	Passenger Reconciliation Data File. This file is created by SkyLedger and should be sent to the partner airline to advise them a flight has operated.

•

Web F12 File. This file is an electronic claims file created by SkyLedger containing Forms One and invoice details only and enables Clearing House members to electronically communicate with the Clearing House system in order to submit electronic Forms One and generate an electronic Forms Two.

•	Currency Conversion File. This file is required for SkyLedger. It can either be the IATA 5-day rate if settling through the clearinghouse, or a file of currency rates from New Skies.

Additional User Interfaces

•	Interline Configuration. Allows an airline to configure various properties related to outward billing for each partner airline.

•	Billing Request. Enables the airline to request the creation and transfer of one or more outward billing files/reports.

•	ISC Detail Application. Allows an airline to specify specific ISC rates that apply at the segment level.

•	Fares Settlement. Allows an airline to use an amount for interline and codeshare settlement which differs from the fare in the booking.

ARC Reporting

General Features – ARC Reporting

•	SkyLedger accepts ARC CAT files which are validated against PNR details for fare, tax and payment.

•	ARC Reconciliation report details any variances between the ARC and PNR data for fare, tax and payment
•	Creates accounting for commission and agency debit and credit memos

8	Customer Hardware, Software, Connectivity and Network Requirements

8.1	Software Use and Upgrades. Customer is required to maintain the latest version ***** of supported NAVITAIRE and ***** related third party software as directed by the NAVITAIRE Support Center, ***** Upon receipt of upgraded software, newer versions or software, or notification of third party software updates, Customer must update their software version(s) within *****. Failure to complete the advised upgrades may result, at NAVITAIRE’s option, in the suspension of Included Support, as described in this Exhibit G, Section 5.

8.1.1	Unless third party software is incorporated into the Hosted Services System and indicated specifically in the specifications included in this Exhibit G, neither NAVITAIRE nor such third party shall be liable for the performance or failure to perform of the other in respect to Service Level Targets.

8.2	Equipment Specifications. The equipment specifications below outline the required, supported hardware and software necessary for the proper function and efficient operation of the Hosted Revenue Accounting Services and applicable products. Unless otherwise specified in this Section, the equipment and software listed below are the responsibility of Customer. All specifications are subject to change. Customer will be provided a minimum of thirty (30) days’ notice of incremental hardware upgrade requirements.

SkyLedger

Workstation:

•	Windows XP

•	Microsoft Office

•	2.0 GHz Intel Pentium 4 Processor with MMX (or higher)

•	512 MB RAM (or higher); AGP and PCI bus; 100-133 MHz FSB

•	17” Monitor minimum

•	Internet Explorer Version 7 or higher

•	100 MB Network Card (with 100 MB network, end to end)

Exhibit G - 83

Hosted Services Agreement

Network Hardware, Software, and Data Circuits

•

Data Circuits: Customer must already have or must install the necessary equipment and circuits to support their primary revenue accounting site and any remote locations. NAVITAIRE requires a LAN/WAN network supporting TCP/IP protocols.

•	Routers, DSU/CSUs, and Modems: Customer should contact NAVITAIRE for recent information regarding supported routers and other network communication equipment.

•

IP Addressing: NAVITAIRE requires that all hosted Customers use Internet Registered IP addresses on all client workstations or devices that require connectivity to the Hosted Revenue Accounting Services. Alternatively, NAVITAIRE requires a NAT (Network Address Translation) router to be installed behind the NAVITAIRE gateway router. The NAT must then have the Internet Registered IP address.

•

Customer Provided Data Circuits: NAVITAIRE requires a review of the proposed primary or backup data circuit(s) prior to a third party agreement and installation. Where possible, NAVITAIRE will use reasonable effort to provide all necessary specifications and extend management of the data circuit as permitted by Customer and the third party supplying the data circuit(s).

8.2.1	Data Circuits. Customer must arrange and pay for necessary circuits for Hosted Revenue Accounting Services file transmissions. NAVITAIRE may act as Customer’s agent to order and facilitate installation of these circuits upon written request by Customer.

9	System Errors and System Changes

9.1	System Errors

9.1.1	System Error Definition. A System Error occurs when functionality that is included in the NAVITAIRE product user documentation is currently not working on Customer’s site in all material respects consistent with the manner that it is described in the documentation.

Note:	Customer must refer to the documentation that matches the version of software they are running. If Customer wants a feature that is not currently included in their software version, but the feature is included in a later software version, Customer must upgrade their software to that version to be able to take advantage of the new features and functionality.

System Errors detected during testing in Customer’s test environment should also be logged through the NAVITAIRE internet support tool with a reference to the test database code. NAVITAIRE will respond to all Emergency INCs for the test environment within *****

9.1.2	System Error Reporting. Customer may report an identified Hosted Revenue Accounting Services System Error at no additional cost using the Internet based customer support tool INC schema. A System Error is defined in Section 9.1.1 above.

9.1.3	System Error Classification. When Customer reports an INC for a System Error, it will be assigned a priority based on the severity of the issue. These priorities will be assigned using the following table:

Business Functionality
Impact Analysis	No loss of business function	Partial loss of business function. Work-around exists.	Partial loss of business function. No work-around exists.	Complete loss of business function. Work- around exists.	Complete loss of business function. No work- around exists.
Immediate impact is significant. Affects many and/or critical users.	*****	*****	*****	*****	*****
Immediate impact is moderate. Affects few and/or non-critical users.	*****	*****	*****	*****	*****
Immediate impact is marginal. Affects few or no users.	*****	*****	*****	*****	*****

Exhibit G - 84

Hosted Services Agreement

An example of an ***** System Error might include:

•	*****.

•	*****.

An example of a ***** System Error might include:

•	****tely.

An example of a ***** System Error might include:

•	*****.

9.1.4	Emergency Response Procedure. In the event of a Customer Emergency, the NAVITAIRE Support Center may be contacted for assistance, according to the procedures outlined in this Exhibit G, Section 5.4.

9.2	System Changes

9.2.1	Change Control. Change control covers all events that impact application software, custom software, systems software, or hardware. The Change Control process effectively plans and facilitates changes to the Hosted Revenue Accounting Services system, including ownership for mitigating problems that may occur with a change to minimize any associated downtime. This function is responsible for coordinating and controlling all change administration activities (i.e., document, impact, authorize, schedule, implementation control), and determining if and when a change will be implemented in the production environment.

9.2.2	Enhancements. An “Enhancement” is a request for a new report or application or an improvement to an existing application related to usability, performance, additional functionality, or flexibility. Enhancements will be logged in the Support Center Support tool. Such requests can be in response to:

a)	Mandates controlled by external third parties including governments, governing industry bodies such as International Air Transport Association [IATA], Société Internationale de Télécommunications Aéronautiques [SITA], or airport authorities.

b)	Customer requests that are initiated through a direct request, user conference, or through Customer’s NAVITAIRE Account Manager. Examples include:

•	Competitive advantage

•	Improved passenger services

•	Specific client requirements

•	Improved business management

c)	Internal requests that are initiated through the sales cycle, Technology, Development, or NAVITAIRE line of business. Examples include:

•	Cost reduction initiatives

Exhibit G - 85

Hosted Services Agreement

•	Product obsolescence

•	Corporate business plan objective

Efforts required to develop, implement, document, and/or train on Enhancements are payable by Customer.

9.2.3	Urgency Classifications for Enhancements. Enhancements will be assigned a priority according to the criteria in the table below. If there is a disagreement as to the priority of the requested Enhancements, these will be decided between the NAVITAIRE Account Manager and the Customer Account Liaison. If this cannot be resolved at this level, it will be escalated to the respective Executive Sponsors for determination.

Urgency	Description

*****

A requirement from a business critical third party or other outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact. Such requests are Urgent only if a third party controls the requirement, it is non-discretionary to the customer, and the third party places an immediate time constraint on the customer.

Note: Documentation from the governing entity, which clearly states the nature of the requirement, the time frame allowed for implementation, and the penalties for non-compliance may be required. Due to the nature of an Emergency request, NAVITAIRE expects to receive no more than ***** such requests per year. Every attempt will be made to meet the established regulatory deadline communicated in these instances; however should the deadline be compromised NAVITAIRE will communicate specific issues that may make this deadline unattainable with an estimate of when it can be completed.

*****

A requirement from a business critical third party or outside influence such as an airline buyout, purchase of another airline, a new government regulation, or a requirement that cannot be completed in a manual nature without severe negative impact, but DOES NOT have an immediate time constraint placed on the customer by the 3rd party.

Note: Such requests are classified as High to prevent them from becoming Very High/Emergencies. A new business requirement that cannot be completed in a manual nature without severe negative impact. Such requests are not Emergencies because the request is discretionary to the customer.

*****

Supports all required Hosted Services System operations; the request is required eventually but could wait until a later release if necessary. Would enhance the product, but the product is not unacceptable if absent. More of a want than a need, but would provide benefit to the customer.

*****

A functional or quality enhancement that corrects an aesthetic problem or improves usability from the customer’s perspective. It does not greatly affect or alter core functionality.

Examples:

•   Adding more feeds (imports or exports) to 3rd party packages for data sharing.

•   Making minor adjustments to screen layouts or design to increase readability.

•   Adjusting reports to increase readability and decrease questions to support.

9.2.4	Releases. NAVITAIRE software changes are bundled into work units called releases. The type and content of each release will vary. As previously stated in Section 4.12 of the Agreement, Customer is responsible for maintaining current versions ***** of the NAVITAIRE software and all costs associated with implementing a release.

9.2.5	Month End Closure. SkyLedger operates with ***** accounting periods open at all times. Prior to closing the accounting month end, Customers must ensure that following are managed:

•	All flights for that month have been set to “Close” within the NAVITAIRE Reservation System.

•	All no-show passengers on all flights for the month have been set to “No-Show”.

•	Balance in the SkyLedger Suspense account has been cleared to “Nil” balance or to a reasonable level.

Exhibit G - 86

Hosted Services Agreement

Customers are required to close the accounting period within the first ***** of the next month (e.g. ***** accounting month would be set to close by *****). Customers are requested to log an INC to request NAVITAIRE Operations to close the accounting month. For example:

•	***** accounting periods are open

•	***** accounting period is closed no later than *****As soon as ***** is closed ***** accounting period will be open

In the event Customer has not requested the earliest accounting period to be closed prior to the start of the ***** (in the example above this is *****) NAVITAIRE Operations will close the accounting period (***** in the above example). Customer will be provided ***** notice that the accounting period will be scheduled for closure. This is to ensure that September booking data can be loaded and accounting is generated without any delays.

If NAVITAIRE Operations confirms the accounting close is to be scheduled and Customer does not accept this, Customer will be responsible for any incurred costs associated with holding back and the loading of data for subsequent months. This effort is chargeable based on time and materials at the rates listed in Exhibit K.

Exhibit G - 87

Hosted Services Agreement

EXHIBIT H

(INTENTIONALLY OMITTED)

Exhibit H - 88

Hosted Services Agreement

EXHIBIT I

(INTENTIONALLY OMITTED)

Exhibit I - 89

Hosted Services Agreement

EXHIBIT J

(INTENTIONALLY OMITTED)

Exhibit J - 90

Hosted Services Agreement

EXHIBIT K

PRICE AND PAYMENT

1	Fee Schedule

All fees in this Exhibit are specified in USD.

1.1	Service Fees

1.1.1	Monthly Recurring Service Fees – Core Services:

***** Tier	Hosted Reservation Services – New Skies	Hosted Revenue Accounting Services – SkyLedger
	Per *****	Per *****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
SELECTED	X	X

a)	***** Guarantees. Customer agrees to guarantee and pay as a ***** the total number of ***** according to the table below. This table will also be used for the purposes of calculating the minimum recurring Service Fees, effective upon the Target Date:

*****	***** Guarantees*
*****
1 (First *****)	*****
2 (Following *****)	*****
3 (Following *****)	*****
4 (Following *****)	*****
5 (Following *****)	*****
*****	*****
***** *****)	*****
*****)	*****
*****)	*****
*****	*****

*	All Host Segments and Segments booked via SkySpeed, SkySales Internet Suite, Booking API Suite, or Allotment API Suite in excess of these monthly minimum guarantees will be invoiced per terms described in Section 6.3 of the Agreement.

*****Factors to be considered include but are not limited to the following: *****

b)	Availability Request Overage Fee is the fee applied to each Utilized Availability Request in excess of the Maximum Availability Requests Allowed *****. The fee is determined by the following Load Factor sliding scale, based on the average monthly Load Factor, and will be applied to each excess call:

•	Load Factor lower *****

Exhibit K - 91

Hosted Services Agreement

•	Load Factor between *****

•	Load Factor between *****

•	Load Factor greater *****

The average monthly Load Factor is rounded to the nearest whole number to determine the fee to be applied.

Should Customer not utilize the Low Fare Finder functionality, a ***** will apply per Standard Availability Call in excess of the Maximum Availability Requests Allowed *****

c)	***** Ratio. A ***** Ratio of ***** will apply to ***** as described in Section 1 of Exhibit A. If the established ***** Ratio is exceeded, the excess usage fees will be calculated in accordance with the Availability Request Overage Fee.

d)	*****.

•	*****.

For example:

	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****

•	*****means the *****.

*****For Example: *****

1.1.2	Monthly Recurring Service Fees – Hosted Reservation Services – New Skies Add-On Products/Services:

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Note: If products and/or services are not part of Customer’s initial purchase, the prices listed below will remain valid for ***** following the Effective Date of the Agreement. Following this time period, the pricing for Services not previously selected in this Section is subject to change.

Hosted Reservation Services – New Skies Add-On Products/Services

X	API Suites**	Booking and Voucher API Suites	N/A	*****	*****	*****
		Check-In API Suite	N/A
X	Data Store	Data Store Workbench	N/A	*****	*****	*****

Exhibit K - 92

Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Monthly Minimum Recurring Service Fee (per partner / connection)	Included in Monthly Recurring Service Fee	Monthly Overage Fee
Note: If products and/or services are not part of Customer’s initial purchase, the prices listed below will remain valid for ***** following the Effective Date of the Agreement. Following this time period, the pricing for Services not previously selected in this Section is subject to change.
X	Type B / Teletype Connectivity for Operational Messaging*	BSM or BTM messages (outbound only)	Type B / Teletype	*****	*****	*****
X		PNL/ADL/PFS messages (inbound and/or outbound)	Type B / Teletype	*****	*****	*****
X		MVT (PXA/PXB) messages (inbound and/or outbound)	Type B / Teletype	*****	*****	*****

X	All-Inclusive Pricing	All-Inclusive Pricing	N/A	*****	*****	*****
N/A	Travel Commerce	Travel Commerce	Insurance Partners: TBD	*****	*****	*****
N/A			Car Partners: TBD		*****	*****
N/A			Hotel Partners: TBD		*****	*****
N/A			Activity Partners: TBD		*****	*****

X	Secure Flight/AQQ	Secure Flight/AQQ	N/A	*****	*****	*****

X	Revenue Management Extract	Revenue Management Extract	N/A	*****	*****	*****

X	GoNow Agent and Kiosk***	GoNow Agent and Kiosk	N/A	*****	*****	*****

*	Any applicable message fees, Segment fees, or data circuits pertaining to the CRS/GDS/ARS, SITA/ARINC, and/or other Connectivity Providers are the responsibility of Customer; including, but not limited to the following:

(1)	CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customer’s Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(2)	SITA/ARINC or other Connectivity Provider Fees:

All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with these providers independent of NAVITIARE.

(3)	Any hardware required.

**	Customer is required to obtain a valid NAVITAIRE API NDA with each API partner prior to initiating API development efforts.
*****

Exhibit K - 93

Hosted Services Agreement

1.1.3	*****

SELECTED	*****	*****	*****	*****)	*****	*****
*****
*****
*****	*****	*****	*****	*****	*****	*****

*****

1.2	Implementation Fees

SELECTED	Products and/or Services	Description	Partners or Connections	Installation Price (per partner / connection)	Installation ***** (additional *****)
Note: If products and/or services are not part of Customer’s initial purchase, the prices listed below will remain valid for ***** following the Effective Date of the Agreement. Following this time period, the pricing for Services not previously selected in this Section is subject to change.

Hosted Reservation Services – New Skies Core Products/Services

X	New Skies*	Hosted Reservation Services	N/A	*****	*****

Hosted Reservation Services – New Skies Add-On Products/Services

X	API Suites	Booking and Voucher API Suites	N/A	*****	*****
		Check-In API Suite	N/A

X	Data Store	Data Store Workbench	N/A	*****	*****

X	Type B / Teletype Connectivity for Operational Messaging	BSM messages, BTM messages; PNL/ADL/PFS messages	Type B / Teletype	*****	*****

N/A	Travel Commerce	Travel Commerce	Insurance Partners: TBD	*****	*****
Car Partners: TBD
N/A			Hotel Partners: TBD
N/A			Activity Partners: TBD

X	Secure Flight/AQQ	Secure Flight/AQQ	N/A	*****	*****

X	Revenue Management Extract	Revenue Management Extract	N/A	*****	*****

X	GoNow Agent and Kiosk**	GoNow Agent and Kiosk	N/A	*****	*****

Exhibit K - 94

Hosted Services Agreement

SELECTED	Products and/or Services	Description	Partners or Connections	Installation Price (per partner / connection)	Installation ***** (additional *****)
Note: If products and/or services are not part of Customer’s initial purchase, the prices listed below will remain valid for ***** following the Effective Date of the Agreement. Following this time period, the pricing for Services not previously selected in this Section is subject to change.

Hosted Revenue Accounting Services – SkyLedger Core Products/Services

X	SkyLedger	Hosted Revenue Accounting Services	N/A	*****	*****

*	Price includes *****.
**	Price excludes *****.

1.3	Support Fees

Support Center Support	Fees
Initial Support: For first ***** after implementation, ***** of included Support Center Support.	*****

Basic Support: After initial support, ***** included Support Center Support.	*****

Additional Training Requests Scheduled through NAVITAIRE	*****

Additional Support, Engineer Direct Support and/or Custom Solution Development: Support Center Support and/or custom solution development resources requested through an INC or Work Order.	Dependent on level of resource:
	Level	***** Rate
	Director	*****
	Manager	*****
	Senior	*****
	Engineer	*****
	Associate	*****

1.4	Other Fees

Other Fees	Fees

Custom Programming/Professional Services	*****

Dedicated Account Management	*****

Business Process and Professional Services	*****

1.5	Payment of Security Deposit and Implementation Fees. *****

***** this Agreement, ***** of all Implementation Fees are due and payable. The Implementation Fees due ***** are ***** The remaining balances of all Implementation Fees are due and payable on the earlier of: ***** as detailed in Section 3 of Exhibits A and G provided, however, that NAVITAIRE does not request a delay as described in the Exhibits. Work on the Implementation Services will commence once the Implementation Fees due ***** are paid in full.

*****

Exhibit K - 95

Hosted Services Agreement

1.6	Fee Commencement after Implementation. The following four (4) scenarios will determine the commencement schedule for the monthly recurring Service Fees as outlined in this Exhibit and the due date for the remaining balances of the implementation fees:

1.6.1	Implementation by Target Date. Upon ***** availability of the Hosted Services for use by Customer; or (b) the Target Dates as detailed in Exhibits A and G; all remaining implementation fees are due and applicable monthly recurring Service Fees will commence. These fees will commence regardless of actual use of Hosted Service(s) or subsequent delay by Customer.

1.6.2	Requested Delay by NAVITAIRE. In the event that NAVITAIRE requests a delay in order to complete remaining Implementation Services, the remaining implementation fees will be due and applicable monthly recurring Service Fees will commence only on the earlier of the actual date of completion of Implementation Services or the new Target Date and ***** NAVITAIRE will provide written notice of the new planned Target Date and outline remaining Implementation Services.

1.6.3	Requested Delay by Customer. In the event Customer requests a delay in the completion of Implementation Services past the Target Date, remaining implementation fees are due and any monthly recurring Service Fees will remain effective. Such requested delay may result in rescheduling portions or all of the remaining Implementation Services to the next available timeframe as evaluated by NAVITAIRE, unless mutually agreed in writing otherwise. Customer will provide written notice of the new requested Target Date.

1.6.4	Mutual Agreement for Delay. In the event that both NAVITAIRE and Customer agree to delay in order to complete the required Implementation Services, the remaining implementation fees will be due and the applicable monthly recurring Service Fees will commence on the newly agreed Target Date for the Implementation Services. ***** will document the new planned Target Date.

Exhibit K - 96

Hosted Services Agreement

EXHIBIT L

WORK ORDER TERMS AND FORM

The purpose of this Exhibit L is to define additional Terms exclusively applicable to Professional Services and provide the Work Order form under which such Professional Services will be provided.

1	Additional Terms

1.1	Acceptance: Customer’s Operation and Use of Deliverables

1.1.1	Unless otherwise set forth in a Work Order, all Professional Services and Deliverables will be deemed accepted if Customer does not reject the Professional Services and Deliverables by providing written notice within ***** after delivery specifically identifying the manner in which the Professional Services or Deliverables fail to materially comply with their applicable specifications. Customer is responsible for its operation and use of the Deliverables and for ensuring that the Deliverables meet Customer’s requirements.

1.2	Liability and Limited Warranties and Remedies

1.2.1	Notwithstanding anything contained in this Agreement, the following sections will apply to the Professional Services and Deliverables, in lieu of Section 10.1 of the Agreement.

THE AGGREGATE LIABILITY OF NAVITAIRE UNDER OR IN CONNECTION WITH ANY WORK ORDER FOR PROFESSIONAL SERVICES REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT, OR OTHERWISE), SHALL NOT EXCEED THE FEES RECEIVED BY NAVITAIRE WITH RESPECT TO THE PROFESSIONAL SERVICES AND DELIVERABLES UNDER THE APPLICABLE WORK ORDER.

For the avoidance of doubt, Section 10.4 of the Agreement shall apply to all Work Orders.

1.2.2	Notwithstanding anything contained in this Agreement, the following sections will apply to the Professional Services and Deliverables, in lieu of Section 10.2 of the Agreement:

1.2.3	NAVITAIRE warrants that its Services will be performed in a good and workmanlike manner. NAVITAIRE agrees to re-perform any Professional Services not in compliance with this warranty brought to its attention in writing within ***** after those Professional Services are performed. Additionally, NAVITAIRE warrants that its Deliverables which are original content shall materially conform to their relevant specifications, for a period of ***** from delivery to Customer. NAVITAIRE agrees to correct any such Deliverable not in compliance with this warranty brought to its attention in writing within ***** after delivery of such Deliverable to Customer. THIS SECTION IS NAVITAIRE’S ONLY EXPRESS WARRANTY CONCERNING THE PROFESSIONAL SERVICES, ANY DELIVERABLES AND ANY WORK PRODUCT, AND IS MADE EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS AND REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, INFORMATIONAL CONTENT, SYSTEMS INTEGRATION, NON-INFRINGEMENT, INTERFERENCE WITH ENJOYMENT OR OTHERWISE.

1.2.4

Exclusions. The NAVITAIRE warranties under Section 1.3.2 of this Exhibit do not apply to any noncompliance resulting from any: (a) items furnished by Customer; (b) use not in accordance with this Agreement or any applicable Work

Exhibit L - 97

Hosted Services Agreement

Orders; (c) modification, damage, misuse or other action of Customer or any third party; (d) combination with any goods, services or other items provided by Customer or any third party to the extent that the noncompliance arises out of such combination with the Deliverables provided under this work order, or (e) any failure of Customer to comply with this Agreement or any applicable Work Order to the extent that the failure to comply by the Customer causes NAVITAIRE’s noncompliance. Further, NAVITAIRE does not warrant that the Deliverables or any other items furnished by NAVITAIRE under this Agreement or any Work Order are free from bugs, errors, defects or deficiencies.

1.2.5	Customer-Furnished Items. NAVITAIRE MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY CUSTOMER-FURNISHED ITEMS.

1.2.6	Remedy. Customer’s sole and exclusive remedy for any claim arising out of the Professional Services and Deliverables shall be for NAVITAIRE, upon receipt of written notice, to use commercially reasonable efforts to re-perform the Professional Services or correct the Deliverables as stated above, or failing that, NAVTIAIRE will return the fees paid to NAVITAIRE for the portion of the work related to the breach.

1.3	License

1.3.1	Notwithstanding anything contained in this Agreement, the following section will apply to the Professional Services and Deliverables, in lieu of Section 7.1 of the Agreement.

1.3.2	After acceptance of a Deliverable by the Customer, and pending final payment, NAVITAIRE hereby grants to Customer a revocable, nontransferable, non-exclusive unpaid right and license to use, copy, modify and prepare derivative works of such Deliverable for purposes of Customer’s internal business only. Upon final payment, NAVITAIRE shall grant to Customer a perpetual, nontransferable, non-exclusive, paid-up right and license to use, copy, modify and prepare derivative works of the Deliverables, for purposes of Customer’s internal business only. All licenses granted will be subject to any restrictions applicable to any third party materials embodied in the Deliverables. To the extent any Deliverable contains NAVITAIRE Confidential Information it shall be subject to Section 9 of the Agreement. All other intellectual property rights in the Deliverables shall consist of NAVITAIRE Property, as defined in Section 7.2 of the Agreement.

1.3.3	The License does not include the right to, and Customer will not directly or indirectly: (a) grant any sublicense or other rights to any Deliverables; (b) authorize any other party to grant any sublicense with respect to any Deliverables; (c) reverse engineer, disassemble or decompile any of the Deliverables or attempt to discover or recreate the source code to any Deliverables; or (d) remove, obscure, or alter any notice of copyright, trademark, trade secret, or other proprietary right related to the Deliverables.

1.4	Termination

1.4.1	Unless otherwise set forth in a Work Order, either party may, upon giving ***** written notice identifying specifically the basis for such notice, terminate a Work Order for breach of a material term unless the party receiving the notice cures such breach within the ***** period. In the event a Work Order is terminated, Customer will pay NAVITAIRE for all Services rendered and expenses incurred prior to the date of termination. All provisions of this Work Order which are by their nature intended to survive the expiration or termination of this Work Order will survive such expiration or termination.

Exhibit L - 98

Hosted Services Agreement

2	Form of Work Order

[Customer]

WORK ORDER

INC ######

PROJECT NAME: Project Name

NAVITAIRE TEAM: Navitaire Professional Services (NPS)

NAVITAIRE POINT OF CONTACT: [SAM, CAM, or IPM]

NOTE: the rates and the dates of performance contained in this Work Order are subject to change if this Work Order is not executed within fourteen (14) days of first receipt by Customer.

This Work Order is effective as of Month Day, 20XX (engagement start date) and is entered pursuant to the                     , as amended, (the “Agreement”) by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and                     , a                      corporation (“Customer”), dated as of Month Day, 20XX.

1.	Scope of Work: NAVITAIRE will perform the following activities (on and/or off-site):

•	Plan

•

•	Analyze

•

•	Design

•

•	Build

•

•	Test
•	Assist Customer in resolving issues identified during QA and/or user acceptance testing results.

•	Deploy

•

•	Manage Project

•	Status reports will be sent to the Customer on a weekly basis.

Out of Scope: Customer is responsible for the following:

•	[Add out of scope here if needed]

•	Performing project management duties as required by Customer’s business needs.

•	Creating and executing QA test cases and performing user acceptance testing on the solution.

2.	Assumptions: The following assumptions are made:

•	[Add assumptions here if needed]

•

Customer shall perform those tasks and fulfill those responsibilities specified in this Work Order (“Customer Responsibilities”) so that the Service Provider can perform NPS Services and provide Deliverables. Customer understands that Service Provider’s performance is dependent on Customer’s timely and effective performance of Customer Responsibilities under this Work Order and timely decisions and approvals by Customer.

•	Service Provider shall be entitled to rely on all decisions and approvals of the Customer in connection with the NPS Services or Deliverables.

Exhibit L - 99

Hosted Services Agreement

•	NPS project management will be limited to monitoring the overall health of the engagement and is not intended to replace a project manager to manage the engagement in accordance with Customer’s needs.

•	Any changes required to the Scope of Work outlined above will be addressed as follows:

•	The party requesting the change(s) will submit a Change Request Form (attached hereto as Appendix A to this Work Order) and complete the details found in Section 1, Description of Change.

•	Both parties will review the Change Request Form and Service Provider will complete the details found in Section 2, Scope of Change.

•	If the Change Request is approved and signed by both parties, the Change Request Form will be incorporated as an attachment to this Work Order.

•	If the change request is disputed by either party, the following will occur:

•	The dispute will be brought to the attention of the Project Managers.

•	If the Project Managers are unable to resolve the dispute they will escalate to the Customer Account Manager.

•	If, after ten (10) business days, the dispute remains unresolved, either party may request that the issue be raised to an appropriate senior executive.

•	Changes to the Scope of Work may be initiated at any time, prior to the completion of this Work Order, by either party if there is reasonable good faith belief that such change is required.

3.	*****: The following ***** will be provided to Customer:

•	***** as described in section 1, Scope of Services above.

•	[Add deliverables here if needed]

4.	Payment: Customer agrees to pay NAVITAIRE for the total actual work performed under this Work Order and for NAVITAIRE’s expenses outlined in Section 6 below. The actual fees and expenses for this Work Order will be invoiced to Customer on a monthly basis subject to the payment terms specified in the Agreement.

5.	Estimated Dates of Performance: [Project Duration – Month Day, Year – Month Day, Year]

The total effort estimated for this project by component:

Project Component	Hours	% of Total
Plan	0	0%
Analyze	0	0%
Design	0	0%
Build	0	0%
Test	0	0%
Deploy	0	0%
Admin	0	0%

ESTIMATED TOTAL	0	0%

The date(s) listed are provided as an estimate only and will be modified if necessary to reflect the expected dates of performance upon execution of this Work Order. If modified, the new dates will be communicated to Customer via the Remedy INC. Work may progress up to two (2) weeks beyond the estimated completion date without any further action required by either party.

Exhibit L - 100

Hosted Services Agreement

6.	Estimated Total Dollar Amount: *****:

Expense Component	Cost
Resources*	$0
$0

TOTAL	$0

This is a time and materials based Work Order. The hours and dollar amounts represent a good faith estimate based on information provided by Customer to the Service Provider. As such, the actual hours required to complete the NPS Services and Deliverables and/or the actual Travel and other related expenses may be more or less than the total estimated above.

*	Resources are applied at the rate of $XXX.XX per hour as provided for in ***** of ***** of the Agreement.
**	Travel and other related expenses are applied as provided under ***** of the Agreement.

7.	Planned Hosting Solution

☐	Customer Hosted

☐	NAVITAIRE Hosted (Agreement between Customer and NAVITAIRE must be reached prior to deployment of the solution)

☐	N/A or covered in existing Hosted Reservation Services Agreement

If the proposed solution is to be hosted by NAVITAIRE and is not already included within the scope of the Agreement, an Amendment for the hosting services will be required.

8.	For the avoidance of doubt, the terms and conditions of ***** of ***** of the Agreement shall apply to this Work Order.

IN WITNESS WHEREOF, the parties hereto have executed this Work Order as of the date set forth below.

Signed for and on behalf of	Signed for and on behalf of

CUSTOMER*	NAVITAIRE LLC

By:	By:
Name:	Name:

Title:	Title:

Company:	Date:

Date:

*	Please indicate your agreement by signing and sending to:

Navitaire LLC

Attn: Gordon P. Evans

Fax Number: +1 (801) 947-7801

A fully-executed copy will be returned for your records.

Exhibit L - 101

Hosted Services Agreement

Appendix A

Change Request Form

Customer Name:

Change Request Number:

Requested By:

Customer

NAVITAIRE

Work Order INC Number:

INC

Date Submitted:

Project Name:

This Change Request is effective as of Month Day, 20xx and unless it is fully-executed by both parties: (a) the estimated dates of performance and total dollar amount will expire five (5) days after the effective date shown above; and (b) the work outlined herein will not commence.

1. Description of Change:

Provide a brief description of the change being requested. Include the reason for the change and why it should be incorporated into the current Work Order and not submitted as its own Work Order.

2. Scope of Change

Outline the impact of the change, the scope of the change, and any assumptions. List specific exclusions if they have not been addressed in the initial Work Order.

The Estimated Completion Date of Performance is Month Day, 20xx. The hours and cost are adjusted as follows:

Component

Hours

Cost

Original Work Order

$

Previously Approved Change Requests

+/-

$

Current Change Request

+/-

$

NEW ESTIMATED TOTAL

+/-

$

Exhibit L - 102

Hosted Services Agreement

Signed for and on behalf of

CUSTOMER*

By: ____________________

Name: ____________________

Title: ____________________

Company: ____________________

Date: ____________________

Signed for and on behalf of

SERVICE PROVIDER

By: ____________________

Name: Gordon P. Evans

Title: Vice President

Date: ____________________

SAMPLE

SAMPLE

* Please indicate your agreement by signing and sending to:

Exhibit L - 103

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Change Request as of the date set forth below.

Signed for and on behalf of

Signed for and on behalf of

CUSTOMER*

SERVICE PROVIDER

By:

By:

Name:

Name:

Gordon P. Evans

Title:

Title:

Vice President

Company:

Date:

Date:

* Please indicate your agreement by signing and sending to:

NAVITAIRE LLC

Attn: Gordon P. Evans

Fax Number: +1 (801) 947-7801

A fully executed copy will be returned for your records.

Exhibit L - 103